Execution Version #4927-9882-8349v2 AMENDMENT NO. 1 THIS AMENDMENT NO. 1, dated as of July 22, 2025 (this “Amendment”) is among WILLIS WAREHOUSE FACILITY LLC, a limited liability company organized in Delaware (the “Borrower”), BANK OF UTAH, not in its individual capacity, but solely as security trustee (together with its successors, the “Security Trustee”), BANK OF UTAH, not in its individual capacity, but solely as administrative agent (together with its successors, the “Administrative Agent”), BANK OF AMERICA, N.A., as facility agent (together with its successors, the “Facility Agent”) and each of the Lenders that is a signatory hereto identified as a “Lender” on the signature pages hereto (each, a “Lender”) W I T N E S S E T H: WHEREAS, reference is made to that certain Secured Credit Agreement, dated as of May 3, 2024 (the “Existing Credit Agreement” and, as amended by this Amendment and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders, the Administrative Agent, the Facility Agent and the Security Trustee; and WHEREAS, the parties hereto desire to make certain amendments to the Existing Credit Agreement as provided herein. NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are acknowledged, each party hereto agrees as follows: ARTICLE I DEFINITIONS SECTION 1.1. Definitions. Capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed thereto in the Existing Credit Agreement. Section 1.02 of the Existing Credit Agreement shall apply hereto mutatis mutandis as if set forth in full herein. ARTICLE II AMENDMENT TO CREDIT AGREEMENT SECTION 2.1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3.1 hereof, effective on and as of the First Amendment Effective Date (as hereinafter defined), the Borrower and the Administrative Agent hereby agree that the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached hereto as Exhibit A. A copy of the Existing Agreement is attached hereto as Exhibit A, and is marked, as described in the preceding sentence, to show the additions and deletions made to the Existing Agreement on the First Amendment Effective Date pursuant to this Amendment. 2 #4927-9882-8349v2 ARTICLE III CONDITIONS TO EFFECTIVENESS SECTION 3.1. First Amendment Effective Date. This Amendment shall become effective as of the date hereof (the “First Amendment Effective Date”) if, and only if, the following conditions precedent have been satisfied: (a) The Administrative Agent has received this Amendment duly executed and delivered by each of the parties hereto. (b) The representations and warranties made by the Borrowers pursuant to this Amendment shall be true and correct in all material respects on and as of such date with the same force and effect as if made on and as of such date. ARTICLE IV REPRESENTATIONS AND WARRANTIES SECTION 4.1. Borrower Representations and Warranties. To induce the Administrative Agent, Facility Agent, the Security Trustee and the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Administrative Agent, Facility Agent, the Security Trustee and the Lenders on the First Amendment Effective Date that the representations and warranties contained in Article IV of the Credit Agreement are true and correct as of the date hereof. ARTICLE V MISCELLANEOUS SECTION 5.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment. SECTION 5.2. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. SECTION 5.3. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement. SECTION 5.4. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. SECTION 5.5. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 3.01, this Amendment shall become effective when it shall have been executed by the 3 #4927-9882-8349v2 Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby. Delivery of an executed counterpart of a signature page to this Amendment by email shall be effective as delivery of a manually executed counterpart of this Amendment. SECTION 5.6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York. SECTION 5.7. Submission to Jurisdiction. Each party to this Amendment hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or the other Loan Documents shall affect any right that the Administrative Agent, Security Trustee or any Lender may otherwise have to bring any suit, action or proceeding relating to this Amendment or the other Loan Documents against any Borrower Group Company, WLFC or its respective properties in the courts of any jurisdiction. SECTION 5.8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 5.9. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the terms of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Credit Agreement 4 #4927-9882-8349v2 or any other Loan Document or of any transaction or further or future action on the part of the Borrower which would require the consent of the Lenders under the Credit Agreement or any of the Loan Documents. The parties hereto acknowledge and agree that (a) this Amendment and the other Loan Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or termination of the obligations for principal, interest or fees of the Borrower under the Existing Credit Agreement as in effect on the First Amendment Effective Date immediately prior to the effectiveness of this Amendment and which remain outstanding; and (b) the obligations of the Borrower under the Existing Credit Agreement (as amended and restated hereby and which are on and after the date hereof subject to the terms herein) are in all respects continuing, and shall continue to be secured as provided in the Security Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby. SECTION 5.10. Direction. By their execution below, the Lenders hereby direct the Administrative Agent, the Facility Agent and the Security Trustee to execute and deliver this Amendment. [Signature pages follow]

Willis Warehouse Amendment No. 1 #4927-9882-8349v2 IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written. WILLIS WAREHOUSE FACILITY LLC, as Borrower By: /s/ Z. Clifton Dameron IV Name: Z. Clifton Dameron IV Title: Manager Willis Warehouse Amendment No. 1 #4927-9882-8349v2 BANK OF UTAH, not in its individual capacity, but solely as Security Trustee By: /s/ Joseph H. Pugsley Name: Joseph H. Pugsley Title: Vice President Willis Warehouse Amendment No. 1 #4927-9882-8349v2 BANK OF UTAH, not in its individual capacity, but solely as Administrative Agent By: /s/ Joseph H. Pugsley Name: Joseph H. Pugsley Title: Vice President Willis Warehouse Amendment No. 1 #4927-9882-8349v2 BANK OF AMERICA, N.A., as Facility Agent By: /s/ Andrew Cantillon Name: Andrew Cantillon Title: Director

Willis Warehouse Amendment No. 1 #4927-9882-8349v2 BANK OF AMERICA, N.A., as a Lender By: /s/ Andrew Cantillon Name: Andrew Cantillon Title: Director Willis Warehouse Amendment No. 1 #4927-9882-8349v2 BNP PARIBAS, as a Lender By: /s/ Tim McNally Name: Tim McNally Title: Director By: /s/ Ahsan Avais Name: Ahsan Avais Title: Director Willis Warehouse Amendment No. 1 #4927-9882-8349v2 CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender By: /s/ David R. Núñez Name: David R. Núñez Title: Managing Director By: /s/ Leo Burrell Name: Leo Burrell Title: Managing Director Willis Warehouse Amendment No. 1 #4927-9882-8349v2 WELLS FARGO BANK, N.A., as a Lender By: /s/ Bryan Lahey Name: Bryan Lahey Title: Executive Director

Willis Warehouse Amendment No. 1 #4927-9882-8349v2 MUFG BANK, LTD., as a Lender By: /s/ Aqmar Chowdhury Name: Aqmar Chowdhury Title: Director #4927-9882-8349v2 EXHIBIT A [Attached] [*] Indicates that certain information in this exhibit has been excluded because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. EXECUTION VERSION Conformed through Amendment No. 1 dated as of July 22, 2025 #4921-3226-4509v1#4921-3226-4509v7 Bank of America, N.A. BNP Paribas Dated as of May 3, 2024 Co-Lead Structuring Agents WILLIS WAREHOUSE FACILITY LLC as the Borrower THE LENDERS PARTY HERETO BANK OF UTAH not in its individual capacity, but solely as Security Trustee and Administrative Agent BANK OF AMERICA, N.A. as Facility Agent Crédit Agricole Corporate and Investment Bank, MUFG Bank, Ltd. and Wells Fargo Bank, N.A. Joint Lead Arrangers SECURED CREDIT AGREEMENT $500,000,000 - i -#4921-3226-4509v1#4921-3226-4509v7 TABLE OF CONTENTS Page ARTICLE I DEFINITIONS 1 Section 1.01 Defined Terms 1 Section 1.02 Terms Generally 5354 Section 1.03 Accounting Terms; GAAP 54 ARTICLE II THE CREDIT 55 Section 2.01 The Commitments 55 Section 2.02 Loans and Borrowings 56 Section 2.03 Requests for Loans 5657 Section 2.04 Funding of Borrowings 5758 Section 2.05 Termination and Reduction of the Commitments 5859 Section 2.06 Conduit Lenders 5859 Section 2.07 Repayment of Loans; Evidence of Debt 5960 Section 2.08 Prepayment of Loans 6061 Section 2.09 Fees 6264 Section 2.10 Interest 6364 Section 2.11 Illegality 6465 Section 2.12 Increased Costs 6566 Section 2.13 Break Funding Payments 6668 Section 2.14 Taxes 6668 Section 2.15 Payments Generally; Pro Rata Treatment; Sharing of Set-offs 7072 Section 2.16 Mitigation Obligations; Designation of a Different Lending Office 7274 Section 2.17 Replacement of Lenders 7374 Section 2.18 Market Disruption 7375 Section 2.19 Benchmark Replacement Setting 7375 ARTICLE III CONDITIONS 7577 Section 3.01 Effective Date 7577 Section 3.02 Conditions to each Drawdown Date 7678 Section 3.03 Conditions Subsequent 8183 Section 3.04 Waivers 8183 ARTICLE IV REPRESENTATIONS AND WARRANTIES 8183 Section 4.01 Organization; Powers 8283

Section 4.02	Authorization; Enforceability	~~82~~83
Section 4.03	Governmental Approvals; No Conflicts	~~82~~84
Section 4.04	Litigation	~~82~~84
Section 4.05	Compliance with Laws and Agreements	~~83~~84
Section 4.06	Event of Default	~~83~~84
Section 4.07	Use of Credit	~~83~~84
Section 4.08	Special Purpose Status, Etc	~~83~~85
Section 4.09	Investment Company Status; Covered Fund	~~83~~85
Section 4.10	ERISA	~~83~~85
Section 4.11	OFAC; AML Laws; Anti-Corruption Laws and Sanctions	~~84~~85
Section 4.12	Title; Collateral	~~84~~86
Section 4.13	Employees	~~84~~86
Section 4.14	No Filing or Stamp Taxes	~~84~~86
Section 4.15	Indebtedness	~~84~~86
Section 4.16	GAAP	~~85~~86
ARTICLE V INFORMATION COVENANTS AND APPRAISALS		~~85~~86
Section 5.01	Financial Statements and Other Information	~~85~~86
Section 5.02	Appraisals; Maintenance Annual Estimates	~~87~~89
ARTICLE VI AFFIRMATIVE COVENANTS		~~88~~90
Section 6.01.	Existence; Conduct and Authorizations	~~88~~90
Section 6.02.	Payment of Obligations	~~89~~90
Section 6.03.	Maintenance of Properties; Insurance	~~89~~91
Section 6.04.	Books and Records	~~91~~92
Section 6.05.	Compliance with Laws; Maintenance of Permits	~~91~~93
Section 6.06.	Use of Proceeds	~~92~~94
Section 6.07.	Hedging Agreements	~~92~~94
Section 6.08.	Further Assurances	~~92~~94
Section 6.09.	Governmental Approvals	~~93~~95
Section 6.10.	ERISA	~~93~~95
Section 6.11.	Payment of Collections into Collections Account	~~93~~95
Section 6.12.	Minimum Provisions	~~94~~95
Section 6.13.	Opinions	~~94~~95
Section 6.14.	Registration of Aircraft	~~94~~96
Section 6.15.	Sanctions; AML	~~94~~96

~~#4921-3226-4509v1~~#4921-3226-4509v7 - ii -

Section 6.16. Compliance and Agreement ~~95~~97
Section 6.17. Maintenance of Separate Existence ~~95~~97
Section 6.18. Bankruptcy and Insolvency; Corporate Governance ~~97~~98
Section 6.19. Taxes ~~97~~99
Section 6.20. Security Deposit Reserve Account, Maintenance Reserve Account and Liquidity Account ~~98~~99
ARTICLE VII FACILITY TESTS ~~98~~100
Section 7.01. LTV Test ~~98~~100
Section 7.02. DSCR ~~99~~100
Section 7.04. Weighted Average Remaining Lease Term ~~99~~101
Section 7.05. Additional Collateral ~~100~~101
ARTICLE VIII NEGATIVE COVENANTS ~~101~~102
Section 8.01. Indebtedness ~~101~~102
Section 8.02. Liens ~~101~~103
Section 8.03. Fundamental Changes ~~101~~103
Section 8.04. Investments ~~102~~104
Section 8.05. Restricted Payments ~~103~~105
Section 8.06. Transactions with Affiliates ~~103~~105
Section 8.07. Restrictive Agreements ~~104~~105
Section 8.08. Operating Covenants ~~105~~106
Section 8.09. Sales of Assets ~~106~~107
Section 8.10. Modifications of Certain Documents ~~106~~107
Section 8.11. Limitation on Business Activities ~~107~~108
Section 8.12. Limitations on Leases ~~108~~109
Section 8.13. Non-Petition ~~108~~109
Section 8.14. Changes in Fiscal Year ~~108~~109
Section 8.15. Investment Company Status ~~108~~110
Section 8.16. Protection of Security Interest of the Lenders ~~108~~110
Section 8.17. Securities Act ~~108~~110
ARTICLE IX ACCOUNTS; PRIORITY OF PAYMENTS ~~109~~111
ARTICLE X EVENTS OF DEFAULT ~~110~~111
Section 10.01. Events of Default ~~110~~111
Section 10.02. Remedies ~~112~~113

~~#4921-3226-4509v1~~#4921-3226-4509v7 - iii -

ARTICLE XI THE ADMINISTRATIVE AGENT AND SECURITY TRUSTEE ~~113~~114

Section 11.01. Appointment ~~113~~114

Section 11.02. Exculpatory Provisions ~~113~~115

Section 11.03. Reliance ~~114~~116

Section 11.04. Delegation ~~115~~116

Section 11.05. Resignation of Administrative Agent or Security Trustee ~~115~~116

Section 11.06. Removal of Administrative Agent or Security Trustee ~~116~~117

Section 11.07. No Representations or Warranties ~~116~~117

Section 11.08. Security Trustee and Administrative Agent ~~117~~119

ARTICLE XII MISCELLANEOUS ~~120~~122

Section 12.01. Notices ~~120~~122

Section 12.02. Waivers; Amendments ~~121~~123

Section 12.03. Expenses; Indemnity; Damage Waiver ~~125~~126

Section 12.04. Successors and Assigns ~~126~~128

Section 12.05. Limited Recourse ~~129~~131

Section 12.06. Survival ~~130~~131

Section 12.07. Counterparts; Integration; Effectiveness ~~130~~131

Section 12.08. Severability ~~130~~132

Section 12.09. Right of Setoff ~~130~~132

Section 12.10. Governing Law; Jurisdiction; Service of Process; Etc ~~131~~132

Section 12.11. WAIVER OF JURY TRIAL ~~132~~133

Section 12.12. No Immunity ~~132~~133

Section 12.13. Judgment Currency ~~132~~134

Section 12.14. Use of English Language ~~133~~134

Section 12.15. Headings ~~133~~134

Section 12.16. Confidentiality ~~133~~135

Section 12.17. USA PATRIOT Act ~~134~~136

Section 12.18. Contractual Recognition of Bail-In ~~135~~136

SCHEDULE I COMMITMENTS AND LENDERS ..... Schedule I-1
SCHEDULE II BORROWER GROUP COMPANIES ..... Schedule II-1
SCHEDULE III FORM OF ASSIGNMENT AND ACCEPTANCE ..... Schedule III-1
SCHEDULE IV FORM OF LOAN REQUEST ..... Schedule IV-1
SCHEDULE V CONCENTRATION LIMITS ..... Schedule V-1

~~#4921-3226-4509v1~~#4921-3226-4509v7 - iv -

SCHEDULE VI FORM OF PROMISSORY NOTE ..... Schedule VI-1
SCHEDULE VII UNDERLYING OBLIGOR TIERS ..... Schedule VII-1
SCHEDULE VIII ELIGIBILITY CRITERIA ..... Schedule VIII-1
SCHEDULE IX MINIMUM PROVISIONS ..... Schedule IX-1
SCHEDULE X INSURANCE PROVISIONS ..... Schedule X-1
SCHEDULE XI FORM OF MONTHLY REPORT ..... Schedule XI-1
SCHEDULE XII COMPETITORS ..... Schedule XII-1

~~#4921-3226-4509v1~~#4921-3226-4509v7 - v -

- 1 -#4921-3226-4509v1#4921-3226-4509v7 SECURED CREDIT AGREEMENT dated as of May 3, 2024 (this “Agreement”), among (1) WILLIS WAREHOUSE FACILITY LLC, a limited liability company organized in Delaware (the “Borrower”); (2) BANK OF UTAH, not in its individual capacity, but solely as security trustee (together with its successors, the “Security Trustee”); (3) BANK OF UTAH, not in its individual capacity, but solely as administrative agent (together with its successors, the “Administrative Agent”); (4) BANK OF AMERICA, N.A., as facility agent (together with its successors, the “Facility Agent”); and (5) the LENDERS PARTY HERETO. The Borrower has requested that the Lenders make term loans to them, under the guarantee of certain of its subsidiaries and certain of its Affiliates, in an aggregate principal amount not exceeding $500,000,000. The proceeds of such term loans are to be applied to the acquisition or refinancing of the Assets. The Lenders are prepared to make such loans upon the terms and conditions hereof. Accordingly, the parties hereto agree as follows: ARTICLE I DEFINITIONS Section 1.01 Defined Terms. (a) Terms Generally. Unless otherwise defined herein, terms defined in the Security Agreement and used herein shall have the meanings assigned to such terms in the Security Agreement. (b) Specific Definitions. The following terms shall have the following meanings: “Account” means each of the Funding Account, the Collections Account, the Security Deposit Reserve Account, the Maintenance Reserve Account, the Liquidity Account, each Obligor Funded Account, each Obligor Payment Account, the Expense Account and the Cash Trap Account. “Acquisition Cost” means, in respect of an Owned Asset, the purchase price in respect of such Owned Asset (or for the shares or beneficial interest, as applicable, in the Asset Owning Entity in respect of such Asset Owning Entity that owns such Owned Asset) paid by WLFC (or its Affiliate) to any seller of such Asset, including the amount of any cash deposit (or equivalent) and any maintenance right intangible assets, as determined in accordance with - 2 -#4921-3226-4509v1#4921-3226-4509v7 GAAP, in each case paid for the account of the seller in respect of such Owned Asset, plus (without duplicating any of the foregoing amounts) amounts of cash security deposits or maintenance reserves, if applicable, under the applicable Lease at the time of such acquisition. “Actual Knowledge” means, with respect to a Person, the actual knowledge of any Authorized Representative of such Person. “Additional Collateral” means any Asset meeting the Eligibility Criteria in respect of which no Loan is outstanding, and the Borrower or a Borrower Group Company creates or suffers to exist a Lien in favor of the Security Trustee in accordance with Section 7.05 for the purposes of remedying or preventing the occurrence of any Early Amortization Event. “Adjusted Base Value” means, with respect to any Asset on any date of determination, the average of the Maintenance Adjusted Base Values of such Asset as determined by the most recent Appraisals of such Asset. “Administrative Agent Expenses” means any unpaid fees, reasonable out-of-pocket costs and expenses, indemnities or other amounts owing to the Administrative Agent under the Loan Documents. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that, directly or indirectly, Controls, or is Controlled by or is under common Control with such other Person. For the purpose of this definition, “Control” or “Controlled” means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, “Affiliate” shall not include, with respect to WLFC or any Borrower Group Company, WMES or CWEL. “Aircraft Engine” means a basic power jet propulsion or turboprop engine assembly for an aircraft that is stage 3 or later compliant (without reliance on a noise reduction or “hush” kit), including its essential accessories as supplied by the manufacturer of such Aircraft Engine, but excluding the nacelle, and including any QEC Kit and any and all modules and Parts incorporated in, installed on or attached to each such engine from time to time and any substitutions therefor. “Aircraft Equipment” means each aircraft (including the related Airframe, Aircraft Engines and parts), Airframe or Aircraft Engine owned by any Borrower Group Company, or with respect to which any Borrower Group Company either holds an interest directly or indirectly in an owner trust or holds a security interest. “Airframe” means an airframe (if the context requires, related Asset Interests in an airframe), including any and all modules and Parts incorporated in, installed on or attached to such airframe from time to time and any substitutions therefor, except in each case, any Aircraft Engine. - 3 -#4921-3226-4509v1#4921-3226-4509v7 “Allocable Amount” shall mean, as of any date of determination, an amount equal to: (A) in respect of a Group 1 Asset or a Group 2 Asset, the product of (a) the aggregate outstanding principal of all Group 1 Loans and Group 2 Loans on such date of determination and (b) the Allocable Percentage for such Group 1 Asset or Group 2 Asset, as applicable; and (B) in respect of a Group 3 Asset, the initial principal balance of the related Group 3 Loan, minus all Amortization Amounts applied to reduce the principal balance of such Group 3 Loan on all Payment Dates occurring prior to such date of determination. “Allocable Percentage” shall mean, for a Group 1 Asset or a Group 2 Asset and as of any date of determination, the quotient (expressed as a decimal) of (x) the Value of such Group 1 Asset or Group 2 Asset, as applicable, as of such date of determination divided by (y) the sum, as of such date of determination, of the aggregate Value of all Group 1 Assets and Group 2 Assets. “AML Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any Borrower Group Company from time to time concerning or relating to the prevention or prohibition of money laundering. “Amortization Amount” shall mean, in respect of any Payment Date, an amount equal to: (a) in respect of Loans advanced against Group 1 Assets which are Engines as of the immediately preceding Determination Date, 3.0% of the aggregate original principal of the Loans made to the Borrower on each Drawdown Date in respect of each such Group 1 Asset, divided by 12; (b) in respect of Loans advanced against Group 2 Assets which are Engines as of the immediately preceding Determination Date, 5.0% of the aggregate original principal of the Loans made to the Borrower on each Drawdown Date in respect of each such Group 2 Asset, divided by 12; (c) in respect of Loans advanced against Group 1 Assets and Group 2 Assets which are Airframes as of the immediately preceding Determination Date, the Scheduled Airframe Amortization Amount in respect of each such Owned Asset; and (d) in respect of Loans advanced against Group 3 Assets as of the immediately preceding Determination Date, an amount equal to the product of (i) (A) for each Loan Asset, and in respect of the Collection Period ending immediately prior to such Payment Date and any Cut-Off Period relating to such Loan Asset, the greater of (1) all scheduled principal payments for such Loan Asset and Collection Period and Cut-Off Period and (2) all principal payments received by any Borrower Group Company during such Collection Period and Cut-Off Period, excluding in each case any such amounts in respect of scheduled principal payments that were previously included in the calculation of Amortization Amount as scheduled payments in a prior Collection Period or Cut-Off Period or (B) for each Asset Finance Lease, in respect the Collection Period ending immediately prior to such Payment Date, the greater of (1) all scheduled payments representing the Principal Component for such Collection Period and (2) all amounts received by any Borrower Group Company representing the Principal Component - 4 -#4921-3226-4509v1#4921-3226-4509v7 for such Collection Period, but in each case (x) excluding any such amounts in respect of scheduled payments that were previously included in the calculation of Amortization Amount as scheduled payments in a prior Collection Period or Cut-Off Period and (y) not exceeding the outstanding principal amount of the Loan or Loans in respect of such Asset Finance Lease, multiplied by (ii) the Asset Advance Rate for such Group 3 Asset on its Applicable Drawdown Date; provided that, in each case, that such amount shall not exceed the outstanding principal amount of the Loan or Loans in respect of such Asset. “Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Borrower and any Borrower Group Company from time to time concerning or relating to the prevention or prohibition of bribery or corruption. “Applicable Aviation Authority” means, in relation to any Aircraft Equipment, each Governmental Authority that has responsibility for the supervision of civil aviation and/or the registration and operations of civil aircraft in the State of Registration of such Aircraft Equipment. “Applicable Drawdown Date” means the Drawdown Date for any Loan. “Applicable Law” means, with respect to any Person, all laws, rules, regulations and orders of Governmental Authorities mandatorily applicable to such Person, including, without limitation, the regulations of each Applicable Aviation Authority so applicable to such Person or the Aircraft Equipment owned or operated by it or as to which it has a contractual responsibility. “Applicable Margin” means: (a) from, and including, the Closing Date to, and including, the second anniversary of the Closing Date, 2.251.875% per annum; (b) from, and excluding, the second anniversary of the Closing Date to, and including, the third anniversary of the Closing Date, 2.752.25% per annum; (c) from, and excluding, the third anniversary of the Closing Date to, and including, the fourth anniversary of the Closing Date, 3.252.75% per annum; and (d) from, and excluding, the fourth anniversary of the Closing Date to, and including, the Final Repayment Date, 3.753.25% per annum; provided that for any Interest Period in which Base Rate applies, the Applicable Margin shall be the margin determined pursuant to clause (a), (b), (c) or (d) above, minus 1.00% per annum. “Applicable Percentage” means, with respect to any Lender, the percentage of the total Commitments or Loans hereunder represented by the aggregate amount of such Lender’s

Commitments or Loans hereunder, as set forth in the column entitled "Applicable Percentage" in Schedule I as modified from time to time pursuant to any Assignment and Acceptance.

"**Appraisal**" means any or each Initial Appraisal and each appraisal prepared, or required to be prepared, by an Appraiser and delivered pursuant to Section 5.02.

"**Appraisal Date**" means the Determination Date occurring in January ~~and the Determination Date occurring in July~~ of each calendar year~~, commencing on the Determination Date occurring in July, 2024~~; *provided* that if any Appraisal Date would otherwise fall on a day that is not a Business Day, such Appraisal Date will be the first preceding day that is a Business Day.

"**Appraised Value**" means, with respect to any Asset, the lesser of (a) the Maintenance Adjusted CMV of such Asset and (b) the Adjusted Base Value of such Asset; *provided* that for so long as a Utilization Test Failure shall have occurred and be continuing, the aggregate Appraised Value of all Assets (including the Underlying Assets) will be reduced as follows:

(a) on the Utilization Test Failure Date, reduced by [*]% of the amount (the "**Utilization Excess Amount**") by which the Appraised Value of Group 1 Assets, Group 2 Assets and Underlying Assets that are Unutilized Assets exceeds [*]% of the aggregate Appraised Value of all Funded Assets that are not Inventory Assets at the Utilization Test Failure Date;

(b) on the date that is three months after the Utilization Test Failure Date (the "**Second Utilization Test Failure Date**"), reduced by [*]% of the greater of (a) the Utilization Excess Amount on the Utilization Test Failure Date and (b) the Utilization Excess Amount on the Second Utilization Test Failure Date; and

(c) on the date that is six months after the Utilization Test Failure Date (the "**Third Utilization Test Failure Date**"), reduced by [*]% of the amount of the greater of (a) the Utilization Excess Amount on the Utilization Test Failure Date and (b) the Utilization Excess Amount on the Second Utilization Test Failure Date and (c) the Utilization Excess Amount on the Third Utilization Test Failure Date;

provided further that any such reductions in the Appraised Value as a result of a Utilization Test Failure shall cease to apply on any date on which such Utilization Test Failure ceases to exist.

"**Appraisers**" means, initially, Avitas, Inc., IBA Group Limited and Ascend by Cirium and, thereafter, any independent appraiser requested by the Borrower that is approved by the Required Lenders and that is a member of the International Society of Transport Aircraft Trading ("**ISTAT**") or, if ISTAT ceases to exist, any similar professional aircraft appraiser organization in which at least one of such Appraisers is a member.

"**Approved Fund**" means (a) with respect to any Designated Lender, any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans or similar extensions of credit in the ordinary course of its business and that is owned by (i) such Designated Lender or (ii) an Affiliate of such Designated Lender, (b) with

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respect to any Designated Lender, its Eligible Conduit Lender and, (c) with respect to any Conduit Lender, any of its Support Parties.

"**Asset**" means an Owned Asset or a Loan Asset (or, as the context may require, the Underlying Asset related to such Loan Asset).

"**Asset Advance Rate**" means, (a) in respect of a Group 1 Asset or a Group 2 Asset, the rate determined in accordance with the below:

	Group 1 Assets (Engines)	**Group 1 Assets (Airframes)**	**Group 2 Assets (Engines)**	**Group 2 Assets (Airframes)**
Tier 1 Underlying Obligor	[*]%	[*]%	[*]%	[*]%
Tier 2 Underlying Obligor / Tier 3 Underlying Obligor / Inventory Asset	[*]%	[*]%	[*]%	[*]%

and (b) in respect of a Group 3 Asset, [*]%~~,~~; *provided* that if, in respect of any Group 3 Asset, the lower of the advance rate and the loan-to-value rate (however defined) for such Group 3 Asset is equal to or greater than [*]%, based on the Appraised Value of the Underlying Asset, the Asset Advance Rate for such Group 3 Asset will be [*]%~~.~~**; *provided further* that, in the case that an Owned Asset is leased to a Tier 2 Underlying Obligor or Tier 3 Underlying Obligor and is subleased to an Asset Lessee that is Tier 1 Underlying Obligor, then, for purposes of determining the Asset Advance Rate applicable to such Owned Asset, such Owned Asset will be treated as if it were leased to a Tier 1 Underlying Obligor if the applicable Asset Lessee collaterally assigns its rights in the sublease with the Tier 1 Underlying Obligor sublessee to the applicable Borrower Group Member that owns and/or leases such Owned Asset.**

"**Asset Finance Lease**" means, in respect of an Owned Asset that is subject to a Finance Lease, the Finance Lease related thereto between the applicable Borrower Group Company and the Asset Lessee and the other Asset Lease Documents related thereto as specified in schedule 6 of the Security Agreement (as supplemented from time to time pursuant to any Assumption Agreement or Collateral Supplement).

"**Asset Finance Lease Value**" means, with respect to an Asset Finance Lease as of any date of determination, the aggregate total of the Principal Component for the remaining term of such Asset Lease Documents (including any balloon payments).

"**Asset Interest**" means (a) the Stock in any Person that owns an Owned Asset or holds a Loan Asset, including, without limitation, a trust or (b) the Person that holds, directly or

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indirectly, 100% of the interest referred to in clause (a) above. The acquisition or disposition of all of the Asset Interests with respect to Aircraft Equipment constitutes, respectively, the acquisition or disposition of that Aircraft Equipment.

"**Asset Lease**" means an Asset Finance Lease or an Asset Operating Lease.

"**Asset Lease Documents**" means, for each Asset Lease, any and all documents, instruments and agreements relating to such Asset Lease, including any and all related subleases, management agreements, engine program agreements, warranty agreements, tax indemnity agreements, time share agreements, interchange agreements, addenda, guarantees, letters of credit, Security Deposit agreements and other collateral or credit support documents, insurance certificates, UCC, aviation authority or other filings, and any amendments, supplements, novations or written consents with respect to any of the foregoing and any applicable assignment.

"**Asset Lessee**" means each Person who is the lessee of any Owned Asset from time to time leased from a Borrower Group Company or other Asset Owning Entity.

"**Asset Lessee Guarantor**" means any Person which has provided credit support to, including, without limitation, by means of entering into a guarantee in favor of, a Borrower Group Company or Asset Owning Entity in respect of an Asset Lessee's obligations to be performed in favor of Borrower Group Company.

"**Asset Operating Lease**" means, in respect of an Owned Asset subject to an Operating Lease, the Operating Lease related thereto between the applicable Borrower Group Company and the Asset Lessee and the other Asset Lease Documents related thereto as specified in schedule 6 of the Security Agreement (as supplemented from time to time pursuant to any Assumption Agreement or Collateral Supplement).

"**Asset Owning Entity**" means (1) a Borrower Group Company in respect of a Title Owned Asset, (2) is the lender of record in respect of a Loan Asset and (3) each Owner Trustee in respect of a Trust Owned Asset.

"**Asset Payments**" means all payments received from each Asset Lessee, Loan Asset Borrower or any other person on their behalf including, without limitation, an Asset Lessee Guarantor or Loan Asset Borrower Guarantor by the Borrower Group Companies pursuant to each Asset Lease and Loan Asset.

"**Assignment and Acceptance**" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Schedule III), accepted by the Administrative Agent and delivered to the Security Trustee, in the form set out in Schedule III.

"**Authorized Representative**" of any Person means a director or the chief executive officer, chief financial officer, general counsel, president, treasurer, senior vice president, member, manager, controlling trustee or any other comparable officer of such Person.

#4921-3226-4509v1#4921-3226-4509v7 - 7 -

"**Availability Period**" means the period commencing on the Closing Date and ending on the ~~second~~**third** anniversary of the Closing Date.

"**Available Collections Amount**" means, as of the close of business on any Determination Date, amounts on deposit in the Collections Account for distribution on the relevant Payment Date, taking into account certain transfers between the Collections Account and certain other Accounts during the period between such Determination Date and such Payment Date. The Available Collections Amount with respect to any payment to be made therefrom shall be determined after giving effect to all payments, if any, having priority to such payment under section 8.01 of the Security Agreement.

"**Available Tenor**" means, as of any date of determination and with respect to the then-current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of "Interest Period" pursuant to Section 2.19(c).

"**Bail-In Action**" means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

"**Bail-In Legislation**" means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

"**Base Rate**" means, for any day, a rate per annum equal to the greater of (i) the Prime Rate in effect on such day, and (ii) the Federal Funds Rate in effect on such day *plus* 0.50%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective from and including the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively.

"**Benchmark**" means, initially, the Term SOFR Reference Rate; *provided* that, if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then "Benchmark" means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.19.

"**Benchmark Replacement**" means, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

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- 9 -#4921-3226-4509v1#4921-3226-4509v7 (1) subject to the proviso at the end of this definition, Daily Simple SOFR; (2) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide of such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non- representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. - 10 -#4921-3226-4509v1#4921-3226-4509v7 For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under - 11 -#4921-3226-4509v1#4921-3226-4509v7 any Loan Document in accordance with Section 2.19 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.19. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Blended LTV Asset Advance Rate” means, as of any date of determination, the quotient (expressed as a decimal) of (A) the sum of the product of (x) the initial principal balance for each Loan then outstanding hereunder and (y) for each Group 1 Asset and each Group 2 Asset, the applicable Asset Advance Rate or, for Group 3 Assets, the Initial Look-Through Advance Rate divided by (B) the sum of the initial principal balances for each Loan then outstanding hereunder. “Borrower Change in Control” means the Parent and its affiliates, collectively, cease to hold 100% of the equity the Borrower, whether directly or indirectly, unless any such cessation of such equity holding is waived in advance in writing by all Lenders. “Borrower Group Company” means the Borrower and each Subsidiary of the Borrower. “Borrower Group Pledge” means each pledge or other security agreement in respect of 100% of the Stock of each Borrower Group Company (other than the Borrower) entered into from time to time in accordance with the Security Agreement between the Borrower Group Company owning such Stock and the Security Trustee governed by the laws of the jurisdiction of the Borrower Group Company whose Stock is pledged thereunder and in form and substance reasonably satisfactory to the Security Trustee. “Borrower Pledge” means the pledge agreement in relation to the membership interest in respect of the Borrower between the Pledgor and the Security Trustee dated, or to be dated, on or before the Effective Date and in form and substance reasonably satisfactory to the Security Trustee. “Break Funding Payments” means any payments due and payable by the Borrower to a Lender pursuant to Section 2.13. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco are authorized or required by law to remain closed. “Cape Town Convention” shall mean, the Convention on International Interests in Mobile Equipment, as supplemented by the Protocol, and as adopted in any applicable jurisdiction. “Capital Expenses” means the following costs and expenses incurred by the Servicer with respect to a Funded Asset: (a) expenses incurred in connection with any reconfiguration, modification, refurbishment, overhaul and repair expenses related to such Owned Asset, including expenses - 12 -#4921-3226-4509v1#4921-3226-4509v7 incurred by the Servicer relating to compliance with airworthiness directives and service bulletins; (b) expenses incurred in connection with the transition of any such Owned Asset including any maintenance work, whether being sold or leased by or to any Borrower Group Company including the payment and repayment of maintenance payments; and (c) fees and expenses of technical consultants engaged in connection with the performance of Services and of outside legal counsel, independent technicians, inspectors, engineers and other experts retained for any of the foregoing. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP (as applicable), and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP (as applicable). “Cash Trap Account” means the account of the Borrower described as such in schedule 3 of the Security Agreement. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty; (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority; (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary: (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith shall be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued; and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III or Basel IV, will not be treated as having been adopted or having come into effect before the date of this Agreement, and any such Change in Law based on Basel III or Basel IV shall be determined to be adopted only when the national banking supervisory authorities, or other relevant administrative or legislative bodies having jurisdiction or regulatory authority over the a Lender, adopt any such Change in Law based on Basel III or Basel IV in a jurisdiction applicable to the such Lender.

- 13 -#4921-3226-4509v1#4921-3226-4509v7 “Closing Date” means May 3, 2024. “Code” means the Internal Revenue Code of 1986, as amended. “Collateral” has the meaning given to such term in the Security Agreement. “Collection Period” means (a) with respect to each Payment Date other than the first Payment Date, the period commencing on the first day following the Determination Date related to the prior Payment Date and ending on the Determination Date related to such Payment Date, and (b) with respect to the first Payment Date, the period commencing on the Closing Date and ending on the Determination Date related to such Payment Date. “Collections” means, without duplication: (a) all Asset Payments and all other amounts received by the Servicer or any Borrower Group Company pursuant to any Asset Lease or any Loan Asset or Related Collateral Document (including any maintenance payments) (excluding any Segregated Funds); (b) amounts received in respect of claims for damages or in respect of any breach of contract for nonpayment of any of the foregoing; (c) amounts received by the Servicer or any Borrower Group Company from insurance with respect to any Aircraft Equipment; (d) any Segregated Funds in an Obligor Funded Account, which Segregated Funds are no longer required to be maintained in a segregated account under the applicable Asset Lease or Loan Asset and which are the property of any Borrower Group Company; (e) any Hedging Receipts; (f) the proceeds of any Investments of the funds in the Accounts (other than in any Obligor Funded Account to the extent that any such proceeds accrue for the benefit of, and are required under an Asset Lease or Loan Asset to be paid over to, any Asset Lessee or Loan Asset Borrower or a third party or to be retained in an Obligor Funded Account); (g) any Cure Payments and any other cash transferred from another Account to the Collections Account; and (h) any other cash amounts received by any Borrower Group Company (other than Segregated Funds transferred to an Obligor Funded Account). “Collections Account” means the account of the Borrower named as the “Collections Account” in schedule 3 of the Security Agreement. “Commitment” means, with respect to each Lender, the commitment of such Lender to make one or more Loans hereunder on each Drawdown Date, expressed as an amount representing the maximum aggregate principal amount of the Loans to be made by such Lender hereunder, as such Commitment may be reduced in accordance with the terms of Section 2.05 - 14 -#4921-3226-4509v1#4921-3226-4509v7 or increased pursuant to Section 2.01(d). The initial amount of each Lender’s Commitment is set forth on Schedule I, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. “Commitment Termination Date” means the earlier of the date on which the Commitment of each Lender is reduced to zero and the end of the Availability Period. “Competitor” shall mean any of the following Persons: (a) any Person (other than WLFC and its Affiliates) engaged in, or which has an Affiliate engaged in, the business of manufacturing Airframes or Aircraft Engines, which business had consolidated revenues attributable to such business for such Persons and/or its Affiliates, as the case may be, in the most recently completed (in relation to the date of determination) fiscal year in excess of $[*]; provided that for purposes of this clause (a) a Person that is an investor that holds Airframes or Aircraft Engines (other than the Owned Assets), or interests therein, on lease and/or for sale generating such level of revenue shall not be considered a Competitor if such other Airframes or Aircraft Engines are serviced or otherwise managed either WLFC or its Affiliates or by any other third-party which is independent of such investor; (b) any of the Persons set forth on Schedule XII, their respective successors and assigns and each of their respective Affiliates (and, if applicable, funds or accounts managed thereby or their Affiliates); or (c) any other Person (or wholly-owned Affiliate thereof, other than WLFC and its Affiliates) which engages in business as an operating lessor of aircraft or engines and/or by tearing down aircraft or engines, which business had consolidated revenues attributable to such business for such Person and/or its Affiliates, as the case may be, in the most recently completed (in relation to the date of determination) fiscal year in excess of $[*], provided that for purposes of this clause (c) a Person that is an investor that holds aircraft or engines, or interests therein, on lease and/or for sale generating such level of revenue shall not be considered a Competitor if such other aircraft or engines are serviced or otherwise managed either by the Servicer or by any other third-party which is independent of such investor (provided that an investor that is a fund or account managed by such third party servicer or its Affiliate shall not be considered independent for this purpose); provided, however, that in no event shall a Person be deemed a Competitor solely due to the fact that such Person is a holder of any class of securities in a publicly traded company that is a Person described in clause (a) or (c) above, so long as such holdings do not result in such Person having control over such publicly traded company. Notwithstanding the foregoing, the Borrower may from time to time (a) remove a Person from the definition of Competitor by sending a notice of such removal to the Administrative Agent, or (b) add a Person to the definition of Competitor with the consent of the Required Lenders (not to be unreasonably withheld or delayed). - 15 -#4921-3226-4509v1#4921-3226-4509v7 “Concentration Breach Event” means, as of any Concentration Limit Test Date or any Drawdown Date any of the Concentration Limits are or would be exceeded. “Concentration Limit Test Date” means the last day of the Availability Period, each Quarterly Date occurring after the Availability Period and each Disposition Date. “Concentration Limits” means the concentration limits specified in Schedule V to the extent applicable as described therein. “Conduit Lender” means a special purpose financing entity acting as a Lender hereunder and designated as a Conduit Lender by a Granting Lender pursuant to Section 2.06. “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.13 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profit Taxes. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Credit Agreement” means this Agreement. “Cure Payment” has the meaning given to such term in the Security Agreement. “Cut-Off Date” means, in respect of a Loan Asset or Asset Finance Lease, the date falling three Business Days prior to a Drawdown Date of the Loan which relates to such Loan Asset or Asset Finance Lease. - 16 -#4921-3226-4509v1#4921-3226-4509v7 “Cut-Off Period” means, in respect of a Loan Asset or Asset Finance Lease, the period between the Cut-Off Date in respect of the Loan which relates to such Loan Asset or Asset Finance Lease and the Drawdown Date in respect of the Loan which relates to such Loan Asset or Asset Finance Lease. “CWEL” means CASC Willis Engine Lease Company Limited. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided that, if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any event or condition which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Default Rate” means a per annum default rate equal to the Interest Rate at such time plus 2.0% per annum. “Defaulted Asset” means (a) an Asset with respect to which any payment due under the relevant Asset Lease or Loan Asset remains unpaid in whole or in part past the date on which such failure to pay results in a “default” under the relevant Portfolio Document, without giving effect to any applicable grace period, for a period of 30 days or more, (b) an “event of default” (or such similar term as defined in the relevant Portfolio Documents) other than a bankruptcy or payment default shall have occurred and be continuing in respect of such Asset Lease or Loan Asset, (c) the relevant Underlying Obligor is in ongoing bankruptcy or insolvency proceedings, unless (x) the Required Lenders have consented or (y) in the case of an Asset Lease, such Asset Lease is the subject of an order of the applicable bankruptcy court or other authority that allows (or applicable law otherwise provides for) such Asset Lessee or the related Underlying Obligor to assume the Asset Lease or allows the relevant Borrower Group Company to exercise remedies or promptly seek relief from the relevant bankruptcy court or other authority to exercise remedies upon the occurrence of an event of default under such applicable Asset Lease or Loan Asset. “Defaulting Lender” means, subject to Section 12.02(d)(ii) any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been

- 17 -#4921-3226-4509v1#4921-3226-4509v7 satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 12.02(d)(ii)) upon delivery of written notice of such determination to the Borrower and each Lender. “Delivery Date” means, in relation to an Owned Asset, the date on which legal title to, or the economic benefits of ownership of, such Owned Asset is transferred by the Seller to the Borrower or its Subsidiary. “Designated Lender” means any Lender other than a Conduit Lender. “Determination Date” means, with respect to each Payment Date, the last day of the calendar month immediately preceding the month in which such Payment Date occurs. “Discretionary Asset Modification” means a modification or improvement of an Owned Asset made after the Drawdown Date for such Owned Asset, the cost of which is capitalized in accordance with GAAP, and which is not a Mandatory Asset Modification. “Disposition” means with respect to a Borrower Group Company, any sale, assignment, transfer or other disposition of any property (whether now owned or hereafter acquired) by such Borrower Group Company to any other Person (excluding any sale, assignment, transfer or other disposition of any property to any other Borrower Group Company). For the avoidance of - 18 -#4921-3226-4509v1#4921-3226-4509v7 doubt, a “Total Loss” of a Funded Asset shall not constitute a “Disposition”, the grant of a Purchase Option in an Asset Lease shall not constitute a “Disposition”, and an Inventory Asset becoming subject to a lease shall not constitute a “Disposition”. “Disposition Date” means, in respect of a Disposition, each date on which the Net Available Proceeds in connection with such Disposition are received by any Borrower Group Company. “Dollars” or “$” refers to lawful money of the United States of America. “Drawdown Date” means the date a Loan is to be or, as the context may require, is made hereunder (including the Closing Date). “DSCR” means, as of any Payment Date, the quotient of (a) DSCR Available Cash divided by (b) DSCR Required Debt Service. “DSCR Aggregate Interest Amount” means, as of any Payment Date, an amount equal to the aggregate amount of interest due on the Loans for such Payment Date and the previous two Payment Dates.; provided that (at the Borrower’s election) any such interest amount shall be disregarded for the purposes of the calculation of DSCR Aggregate Interest Amount if such interest is allocable to the Loan for an Asset for which the Drawdown Date has occurred within one month of the relevant Payment Date. “DSCR Available Cash” means, as of any Payment Date, an amount, if positive, equal to the sum without duplication and solely to the extent such amounts do not constitute Segregated Funds, of (a) the aggregate Rental Payments, Usage Fees, Loan Asset Payments, End of Lease Payments and Hedging Receipts actually received by any Borrower Group Company, in each case during the Collection Period related to such Payment Date and the two Collection Periods immediately prior thereof, plus (b) the aggregate Security Deposits actually received by any Borrower Group Company during the Collection Period related to such Payment Date and the two Collection Periods immediately prior thereof in excess of the Security Deposit Required Amount and (without duplication) the aggregate amounts transferred from the Security Deposit Reserve Account to the Collections Account pursuant to section 6.06(e) of the Security Agreement for such Payment Date and the previous two Payment Dates, plus (c) the aggregate amounts transferred from the Liquidity Account to the Collections Account pursuant to section 6.07 of the Security Agreement for such Payment Date and the previous two Payment Dates minus (d) the amount applied pursuant to sections 8.01(a)(i) and (ii) of the Security Agreement on such Payment Date; provided that (at the Borrower’s election) any Asset shall be disregarded for the purposes of the calculation of DSCR Available Cash for one month following the Drawdown Date for such Asset. “DSCR Cash Trap Event” means, with respect to any Payment Date occurring on or after the DSCR Commencement Date, the DSCR is less than 1.201.15:1 for such Payment Date or either of the two immediately prior Payment Date (to the extent such prior Payment Dates occurred on or after the DSCR Commencement Date). - 19 -#4921-3226-4509v1#4921-3226-4509v7 “DSCR Commencement Date” means the first Payment Date to occur after the first Asset financed pursuant to this Agreement has been an Asset for three complete Collection Periods. “DSCR Required Debt Service” means, as of any Payment Date, an amount equal to the sum of (i) the DSCR Aggregate Interest Amount for such Payment Date, (ii) the DSCR Required Principal Amount for such Payment Date and (iii) the DSCR Required Hedging Obligations for such Payment Date. “DSCR Required Hedging Obligations” means, as of any Payment Date, an amount equal to the Senior Hedging Payments on all Loans for such Payment Date and the previous two Payment Dates.; provided that (at the Borrower’s election) any such Senior Hedging Payments shall be disregarded for the purposes of the calculation of DSCR Required Hedging Obligations if such payments are allocable to the Loan for an Asset for which the Drawdown Date has occurred within one month of the relevant Payment Date. “DSCR Required Principal Amount” means, as of any Payment Date, an amount equal to the Amortization Amount on all Loans for such Payment Date and the previous two Payment Dates.; provided that (at the Borrower’s election) any such Amortization Amount shall be disregarded for the purposes of the calculation of DSCR Required Principal Amount if such principal is allocable to the Loan for an Asset for which the Drawdown Date has occurred within one month of the relevant Payment Date. “DSCR Test Date” means (i) initially, the DSCR Commencement Date and (ii) thereafter, each Determination Date. “DSCR Trigger Event” means, with respect to any Payment Date occurring on or after the DSCR Commencement Date, as of any DSCR Test Date or such other date of determination, the DSCR is less than 1.10:1 on such Payment Date or either of the two immediately prior Payment Date (to the extent such prior Payment Dates occurred on or after the DSCR Commencement Date). “EA Test Date” means with respect to (a) the testing of the DSCR, each DSCR Test Date, (b) the testing of the LTV, each LTV Trigger Test Date and (c) the testing of the Concentration Limits, each Concentration Limit Test Date. “Early Amortization Event” means an LTV Trigger Event, a Concentration Breach Event, a DSCR Trigger Event, a Servicer Termination Event or a Weighted Average Remaining Lease Term Event. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. - 20 -#4921-3226-4509v1#4921-3226-4509v7 “EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which the conditions set out in Section 3.01 have been satisfied in full. “Eligibility Criteria” means the criteria set out in Schedule VIII. “Eligible Assignee” means (a) another Lender, (b) with respect to any Lender, any Affiliate of that Lender or Eligible Conduit Lender of a Designated Lender for which such Designated Lender acts as a Granting Lender hereunder, (c) an Approved Fund and (d) any commercial bank, which, in each case (A) has total assets of $1,000,000,000 or more, (B) is engaged in the business of lending money and extending credit under credit facilities substantially similar to the facility established by this Agreement, (C) is operationally and procedurally able to meet the obligations of a Lender hereunder to the same degree as a commercial bank, (D) is not a Defaulting Lender or a Person who would be a Defaulting Lender upon becoming a Lender hereunder, or any Affiliate or Subsidiary of the foregoing, (E) is not a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person), (F) is not a Competitor unless an Event of Default has occurred and is continuing or the Borrower has provided prior written consent to such Person being an Eligible Assignee, to be withheld in its sole discretion and (G) is either (aa) organized under the laws of the United States of America, any State thereof or the District of Columbia or (bb) organized under the laws of the Cayman Islands or any country which is a member of the Organization for Economic Cooperation and Development (“OECD”), or a political subdivision of such a country, and (i) acting hereunder through a branch, agency or funding office located in the United States of America or in a country which is a member of the OECD and (ii) exempt from withholding of tax on interest and deliver the documents related thereto pursuant to Section 2.14 except in the case of U.S. withholding tax to the extent that such assignee’s assignor was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.14. “Eligible Conduit Lender” means, with respect to any Designated Lender (referred to herein as being “related to” such Designated Lender), a special purpose financing entity (i) administered or sponsored by such Designated Lender or (ii) with respect to which such Designated Lender acts as a Support Party. “End of Lease Payments” means all payments under an Asset Lease that are paid by or on behalf of the Asset Lessee to the Lessor (other than Rental Payments and Usage Fees) in connection with the return of the applicable Owned Asset under the Asset Lease or relating to the termination or expiration of such Asset Lease, in each case, whether as expressly set forth in such Asset Lease in connection with a return condition settlement or otherwise.

- 21 -#4921-3226-4509v1#4921-3226-4509v7 “Engine” means each Owned Asset (or, if the context requires, related Asset Interests) that is an Aircraft Engine owned by any Borrower Group Company, including any and all Parts incorporated in, installed on or attached to any such Aircraft Engine. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Borrower Group Company, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “EU Bail-In Legislation Schedule” means the document described as the EU bail-in legislation schedule, published by the Loan Market Association (or any successor person), as in effect from time to time. “Euros” and “€” shall mean lawful money of the European Union. “Event of Default” has the meaning assigned to such term in Section 10.01. “Excess Maintenance Amount” means, with respect to any Payment Date, an amount equal to the excess, if any, of (a) the aggregate amount available in the Maintenance Reserve Account on such Payment Date over (b) the Maintenance Reserve Required Amount for such Payment Date; provided that, for the avoidance of doubt, if such amount is less than zero, the “Excess Maintenance Amount” shall be zero. “Excess Security Deposit Amount” means, with respect to any Payment Date, an amount equal to the excess, if any, of (a) the aggregate Remaining Security Deposits on such Payment Date over (b) the Security Deposit Required Amount for such Payment Date; provided that, for the avoidance of doubt, if such amount is less than zero, the “Excess Security Deposit Amount” shall be zero. “Excluded Taxes” means, with respect to the Security Trustee, the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower or any Borrower Group Company hereunder or under any other Loan Document: (a) Taxes imposed on or measured by its overall net income or gains (however denominated), franchise or doing business Taxes, and branch profits Taxes, in each case: (i) imposed by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is treated as resident for tax purposes or is organized or in which its principal office or branch is located or, in the case of any Lender, in which its applicable lending office is located; or (ii) that are Other Connection Taxes; - 22 -#4921-3226-4509v1#4921-3226-4509v7 (b) in the case of a Lender, any U.S. federal withholding Tax (and, in the case of a Lender that becomes a party hereto or designates a new lending office after the date hereof, any other withholding Tax imposed on or in respect of amounts payable by the Borrower to which a Loan hereunder was outstanding (or which is entitled to request a Loan under Section 2.03) at or prior to the time the Lender becomes a party hereto or makes such designation) that is imposed on or in respect of amounts payable by the Borrower to such Lender at the time such Lender becomes a party hereto (or designates a new lending office), except: (i) if such Lender became a party hereto by assignment (or such lending office was designated) pursuant to the request of the Borrower; or (ii) to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.14; (c) Taxes attributable to such recipient’s failure to comply with Section 2.14(e) or other breach by it of representations or covenants in a Loan Document; and (d) U.S. federal Taxes imposed under FATCA. “Expense Account” has the meaning given to it in the Security Agreement. “Expenses” means, collectively, any fees, costs or expenses incurred or to be incurred or other amounts payable by an Borrower Group Company in the course of the business activities permitted under Section 8.11, including, without limitation, (i) (x) Administrative Agent Expenses, Security Trustee Expenses, Lender Expenses, and Servicer Expenses (including the Senior Rent Based Fees, but excluding the Subordinated Rent Based Fees) and (y) expenses and Indemnification Amounts (including, without limitation, any and all claims, expenses, obligations, liabilities, losses, damages and penalties) of, or owing to, the Administrative Agent, any officer of any Borrower Group Company, the Security Trustee, and the Servicer, (ii) any premiums on liability insurance, (iii) all Taxes payable by the Borrower Group Companies, (iv) Maintenance and Modification Expenses (but only to the extent not funded out of the Maintenance Reserve Account), (v) any amounts payable to Lessees in accordance with the Leases (to the extent not otherwise provided for by Segregated Funds in an Obligor Funded Account), including without limitation, payments relating to maintenance reserves, security deposits and guaranties of obligations of any Borrower Group Company (without any duplication of any funds on deposit in any Obligor Funded Account) and (vi) any up-front payments payable by the Borrower in connection with any future hedge arrangements permitted under Section 8.11(a)(iii); provided, however, that, except as expressly provided herein, Expenses shall not include any principal or interest amount payable on the Loans or any amount payable under any Hedging Agreement. “FAA Counsel” means a law firm having nationally recognized expertise in FAA matters that is reasonably satisfactory to the Administrative Agent, it being understood that as of the Closing Date, the firm of Daugherty, Fowler, Peregrin, Haught & Jensen is satisfactory to the Administrative Agent. - 23 -#4921-3226-4509v1#4921-3226-4509v7 “FAA Lease Assignment and Mortgage” has the meaning given to such term in the Security Agreement. “FATCA” means: (a) Sections 1471 through 1474 of the Code, as of the date of this agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof; (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the U.S. and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or (c) any intergovernmental agreement or other agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the IRS, the U.S. government or any Governmental Authority in any other jurisdiction. “Federal Funds Rate” means, for any day, the greater of (a) the rate per annum (expressed, as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Board, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Security Trustee from three Federal funds brokers of recognized standing selected by it and (b) zero. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States. “FHA Agreement” means any flight hour or power by the hour or similar agreement in respect of any Owned Asset. “Final Repayment Date” means the date falling three years after the end of the Availability Period or, if such day is not a Business Day, the next succeeding Business Day. “Finance Lease” means (a) a lease classified as a finance lease under GAAP, which provides for transfer of title to the Aircraft Engine, Airframe or aircraft to the lessee at the end of the lease term for a nominal fee, (b) a lease under which the lessee is required, or has an off-market purchase option, to purchase the relevant aircraft at the end of the lease term or upon the occurrence of specified contingencies throughout the lease term (including upon an event of default thereunder) and (c) to the extent not contemplated by clause (a) or (b), a Revolving Credit Finance Lease. “Finance Party” means each Lender, the Hedging Providers, the Facility Agent, the Administrative Agent and the Security Trustee. “Financial Statements” means the income statement, balance sheet and statement of cash flows of WLFC and its Subsidiaries, internally prepared for each Fiscal Quarter, and - 24 -#4921-3226-4509v1#4921-3226-4509v7 audited for each Fiscal Year, in each case prepared in accordance with GAAP, including the notes and schedules thereto. “Fiscal Quarter” means any of the quarterly accounting periods of WLFC, specifically ending March 31, June 30, September 30, and December 31 of each year. “Fiscal Year” means the 12-month fiscal period of WLFC ending December 31 of each year. Subsequent changes of the Fiscal Year of Borrower shall not change the term “Fiscal Year” unless the Administrative Agent shall consent in writing to such change. “Floor” means, 0.0% per annum. “Funded Asset” means any Owned Asset or Underlying Asset related to an Asset Lease, a Loan Asset, or any Unutilized Asset or Inventory Asset in respect of which a Loan has been made hereunder which is outstanding. “Funding Account” means the following account of the Security Trustee: Bank Name: Bank of Utah 2605 Washington Blvd Ogden, UT 84401. Swift Code: [*] ABA/Routing #: [*] Beneficiary: Account Name: Bank of Utah Corporate Trust Account #: [*] Reference: [*] or such other account as notified by the Security Trustee to the Lenders from time to time with reasonable notice. “GAAP” means the generally accepted accounting principles of the United States. “Governmental Authority” means the government of the United States of America or of any other nation, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity (including any federal or other association of or with which any such nation may be a member or associated) exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government or any securities exchange. “Grantors” has the meaning given to such term in the Security Agreement. “Group 1 Assets” means (a) each Engine that is a [*], [*], [*], [*], [*], [*], [*], [*] or [*] model Aircraft Engine (or a model of Aircraft Engine that is a future variant of such model) and (b) each Airframe to which an Aircraft Engine listed in clause (a) above may be affixed and is subject to an Asset Operating Lease and, in each case, is not a Group 3 Asset; provided that

- 25 -#4921-3226-4509v1#4921-3226-4509v7 any Airframe must be pledged with all of the related Aircraft Engines of an Airframe of such model (which are of a type listed in clause (a) above) as of any Drawdown Date. “Group 2 Assets” means (a) each Engine that is a [*], [*], [*], [*], [*], [*], [*], [*] or [*] model Aircraft Engine (or a model of Aircraft Engine that is a future variant of such model) and (b) each Airframe to which an Aircraft Engine listed in clause (a) above may be affixed and is subject to an Asset Operating Lease and, in each case, is not a Group 3 Asset; provided that any Airframe must be pledged with all of the related Aircraft Engines of an Airframe of such model (which are of a type listed in clause (a) above) as of any Drawdown Date. “Group 3 Assets” means (a) each Loan Asset made by a Borrower Group Company in respect of any Underlying Asset which would meet the criteria of either a Group 1 Asset or Group 2 Asset and (b) a Finance Lease in respect of any Underlying Asset which would meet the criteria of either a Group 1 Asset or Group 2 Asset. “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect: (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof; (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof; (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation; or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. “Half-Life Base Value” means an Appraiser’s opinion of the value of an Asset in an open, unrestricted, stable market environment with a reasonable balance of supply and demand, and with full consideration of the Asset’s “highest and best use”, presuming an arm’s-length, cash transaction between willing, able and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable period of time available for marketing; provided that if there is any conflict or disagreement with respect to the interpretation of Maintenance Adjusted Base Value, the parties shall refer to the definitions of ISTAT for guidance. “Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement entered into with a Hedging Provider including, but not limited to, for purposes of satisfying the Hedging Requirement. - 26 -#4921-3226-4509v1#4921-3226-4509v7 “Hedging Breakage Gain” means any amount payable to the Borrower under a Hedging Agreement to which the Borrower is a party pursuant to the Hedging Requirement in connection with the prepayment of a Loan, in whole or in part. “Hedging Breakage Loss” means any amount payable by the Borrower under a Hedging Agreement to which the Borrower is a party pursuant to the Hedging Requirement in connection with the prepayment of a Loan, in whole or in part. “Hedging Obligations” means, with respect to any Grantor, any obligations of such Grantor under any Hedging Agreement. “Hedging Payments (Scheduled)” shall mean all scheduled payments required to be made by the Borrower under a Hedging Agreement to which such Borrower is a party. “Hedging Payments (Unscheduled)” shall mean all payments required to be made by the Borrower under a Hedging Agreement to which such Borrower is a party to the extent required to satisfy the Hedging Requirement, other than Hedging Payments (Scheduled), including any amounts payable thereunder in respect of any “event of default,” “termination event,” “total loss,” prepayment, return of Prepositioned Funds, or Airframe or Aircraft Engine disposition or sale, or termination. “Hedging Provider” means any Lender (regardless of whether such Person subsequently ceases to be a Lender after entering into the Hedging Agreement) or one of its Affiliates and any other Person approved by the Administrative Agent (acting at the direction of the Required Lenders, each acting reasonably) as a “Hedging Provider,” in each case, which is a counterparty to a Hedging Agreement. Any approval by the Administrative Agent (acting at the direction of the Required Lenders, each acting reasonably) of a Hedging Provider shall be irrevocable. “Hedging Receipts” means all payments to the Borrower under a Hedging Agreement to which the Borrower is a party pursuant to the Hedging Requirement (including any Hedging Breakage Gains). “Hedging Requirement” means the requirement that the Borrower shall hedge, in the aggregate, interest rate risk in respect of not less than 85% and not more than 110%, of then outstanding principal amount of Loans attributable to fixed rate Leases and fixed rate Loan Assets, excluding, at the election of the Borrower, any Lease or Loan Asset for which, as of the relevant date of determination the Drawdown Date for the related Loan was fewer than 30 days prior, or which was disposed or otherwise released (or for which the related Loan was prepaid) fewer than 30 days prior. Any hedge of interest rate risk related to a Loan with an Interest Rate based on SOFR (including Term SOFR, Daly Simple SOFR, or any other SOFR-based benchmark rate) may reference, or be settled by reference to, any SOFR-based rate regardless of whether such rate is the same SOFR-based rate as the Interest Rate. “Hedging Requirement Test Date” has the meaning given to such term in Section 6.07. - 27 -#4921-3226-4509v1#4921-3226-4509v7 “Indebtedness” of any Person means, without duplication: (a) all obligations of such Person for borrowed money or with respect to deposits (excluding Segregated Funds) or advances of any kind; (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments; (c) all obligations of such Person upon which interest charges are customarily paid (excluding interest charges on any Security Deposits or maintenance reserves required to be paid under any Asset Lease or Loan Asset and excluding accounts payable incurred in the ordinary course of business with a term of not more than 120 days); (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, excluding those incurred in the ordinary course of business with a term of not more than 120 days; (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable incurred in the ordinary course of business with a term of not more than 120 days); (f) all indebtedness of any of the types mentioned in any other paragraph of this definition of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not such indebtedness secured thereby has been assumed; (g) all Guarantees by such Person of Indebtedness of others; (h) all Capital Lease Obligations of such Person; (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty; and (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances. “Indemnification Amounts” means any amounts payable by a Borrower Group Company to any Person pursuant to an indemnification covenant (including those set forth in any Loan Document), including, without limitation, any and all such amounts payable thereunder in respect of claims, expenses, obligations, liabilities, losses, damages and penalties, but excluding any Servicer Expenses. “Indemnified Taxes” means: (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document; and - 28 -#4921-3226-4509v1#4921-3226-4509v7 (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitee” has the meaning assigned to such term in Section 12.03(b). “Initial Appraisal” means with respect to: (a) in respect of an Owned Asset or an Underlying Asset, an Appraisal from each Appraiser dated as of a date no earlier than the date falling 180 days prior to the Drawdown Date of the Loan to which such Asset relates; and (b) in respect of Aircraft Equipment constituting or related to Additional Collateral, an Appraisal from each Appraiser dated as of a date no earlier than the date falling 180 days prior to the date on which such Aircraft Equipment is pledged as Additional Collateral. “Initial Appraised Value” means, with respect to an Asset, the Appraised Value of such Asset with reference to the Initial Appraisals. “Initial Look-Through Advance Rate” means, for any Group 3 Asset, the quotient of (x) the initial principal balance of the Loan for such Group 3 Asset divided by the initial Appraised Value of the Underlying Asset securing such Group 3 Asset as of the Drawdown Date for the related Loan. “Initial Maintenance Reserve Required Amount” means, as of any anticipated Drawdown Date for an Owned Asset, an amount equal to the sum of the Maintenance Reserve Required Amount calculated for such Owned Asset and each reference to “Relevant Payment Date” in the definition of “Maintenance Reserve Required Amount” shall be deemed to refer to the relevant Drawdown Date in lieu thereof. “Initial Security Deposit Required Amount” means, as of any anticipated Drawdown Date for an Owned Asset, an amount equal to the sum of the Security Deposit Required Amount calculated for such Owned Asset and each reference to “Relevant Payment Date” in the definition of “Security Deposit Required Amount” shall be deemed to refer to the relevant Drawdown Date in lieu thereof. “Interest Period” means, in relation to a Loan, each period determined in accordance with Section 2.10(e). “International Registry” means the international registry established pursuant to the Cape Town Convention. “Inventory Asset” means an Owned Asset (i) which is not subject to an Asset Lease at the time of the Drawdown Date in respect of the Loan which relates to such Owned Asset, (ii) which is owned or acquired by a Borrower Group Company and in the possession and control of either WLFC or another operator or management company on WLFC’s behalf and (iii) in respect of which an appraisal and inspection report has been delivered to the Administrative Agent.

- 29 -#4921-3226-4509v1#4921-3226-4509v7 “Investment” means, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of Stock, bonds, notes, debentures, partnership or other Ownership Interests or other securities of any other Person or any agreement to make any such acquisition (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such deposit with, advance, loan or extension of credit having a term not exceeding 120 days arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business; (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Hedging Agreement. “Investment Company Act” has the meaning given to such term in Section 4.09(a). “Investment Grade” or “IG” means any Person having a rating of at least BBB- from S&P and Baa3 from Moody’s, or equivalent. “IRS” means the United States Internal Revenue Service. “Lease” means any Operating Lease or Finance Lease. “Lender Expenses” means any unpaid fees, reasonable out-of-pocket costs and expenses, indemnities or other amounts owing to the Lenders under the Loan Documents other than (x) any Unused Commitment Fees, (y) the principal amount of, and interest accrued on, any Loan and (z) any amounts payable under Sections 2.12, 2.13 and 2.14. “Lenders” means the Persons listed on Schedule I and any other Person that shall have become a Designated Lender in accordance with Section 2.01(d) or pursuant to an Assignment and Acceptance or a Conduit Lender pursuant to Section 2.06, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance; provided that for the purposes of any voting, discretion, power or authority, whether contained in this Agreement or any other Loan Document or provided by law, which the Administrative Agent or the Security Trustee is required to exercise in, or by reference to, the interests of the Lenders or any of them, neither WLFC nor any Affiliate thereof shall be considered to be a Lender notwithstanding that it is a Lender at the relevant time. - 30 -#4921-3226-4509v1#4921-3226-4509v7 “Lending Office” means: (a) in case of each Lender which is a party to this Agreement on the date hereof, the office or offices identified in relation to such Lender in Schedule I; (b) in the case of each Lender which becomes a Lender after the date hereof, the office or offices identified in relation to such Lender in the Assignment and Acceptance pursuant to which such Lender became a Lender; and (c) in the case of any Lender and notified by a Lender, the office or offices identified in relation to such Lender to the Administrative Agent and the Security Trustee in writing by not less than five Business Days’ written notice, as the office or offices through which it will participate in the Loans held by it and perform its obligations under this Agreement. “Lessee Reimbursement” means any amounts that a Lessor is obligated to pay to or for the benefit of an Asset Lessee (including as may be payable to a maintenance provider or similar) pursuant to the terms of the applicable Asset Lease, including, without limitation, reimbursement for maintenance performed by such Asset Lessee or maintenance contributions measured by reference to Usage Fees, costs of compliance with airworthiness directives and payments with respect to the maintenance condition of an Owned Asset upon the expiration of the applicable Asset Lease. “Lessor” means, with respect to any Asset Lease, the Borrower Group Company that is the lessor or vendor under such Asset Lease. “Lien” means any mortgage, deed of trust, deed to secure debt, pledge, hypothecation, security interest, encumbrance, claim, lien or charge of any kind. “Liquidity Account” means the account of the Borrower described as such in schedule 3 of the Security Agreement. “Liquidity Account Additional Amount” shall mean, as of any date, an amount necessary to cause the balance of the Liquidity Account to equal the Liquidity Account Required Amount. “Liquidity Account Required Amount” means, (a) initially, $1,750,000, and (b) from and after the date that the sum of the principal balance of each Loan as of its Drawdown Date (regardless of subsequent principal repayment) exceeds 25% of the Maximum Loan Amount, $3,500,000. “Loan” means each loan made hereunder or the principal amount outstanding for the time being of such loan. “Loan Asset” means a loan made to a Loan Asset Borrower by a Borrower Group Company which is secured by one or more Underlying Assets as specified in schedule 7 of the - 31 -#4921-3226-4509v1#4921-3226-4509v7 Security Agreement (in each case as supplemented from time to time pursuant to any Assumption Agreement or Collateral Supplement). “Loan Asset Borrower” means, in relation to a Loan Asset, the person which is borrower under the loan which comprises such Loan Asset. “Loan Asset Borrower Guarantor” means any Person which has provided credit support to, including, without limitation, by means of entering into a guarantee in favor of, a Borrower Group Company in respect of a Loan Asset Borrower’s obligation to be performed in favor of such Borrower Group Company. “Loan Asset Borrower Mortgage” means, in respect of a Loan Asset, the mortgage related thereto in respect of the applicable Underlying Asset, granted by the Loan Asset Borrower in favor of the Borrower Group Company which is the lender in respect of such Loan Asset. “Loan Asset Documents” means, in respect of a Loan Asset, any and all documents, instruments and agreements relating to such Loan Asset, including any and all related guarantees, promissory notes, mortgages, security, pledge or hypothecation agreements, letters of credit, Security Deposit agreements and other collateral or credit support documents, leases, management agreements, and other ancillary agreements. “Loan Asset Payments” means all cash principal payments, interest payments and other amounts equivalent to such payments payable by or on behalf of a Loan Asset Borrower under a Loan Asset. “Loan Documents” means, collectively, this Agreement, the Upfront Fee Letters, the Structuring Fee Letters, the Security Documents, and such other document as may be agreed in writing by the Borrower to be a “Loan Document”. “Loan Request” means a request by the Borrower for a Loan in substantially the form attached as Schedule IV. “Local Law Account Charge” means any charge or other security agreement in respect of an Obligor Payment Account entered into from time to time by the applicable Borrower Group Company in favor of the Security Trustee and governed by the laws of the jurisdiction in which such Obligor Payment Account is located and in form and substance reasonably satisfactory to the Security Trustee. “LTV” means, as of each LTV Test Date, the quotient (expressed as percentage) of: (a) an amount equal to the sum of (i) the aggregate of all principal outstanding under each Loan made hereunder plus (ii) an amount (whether positive or negative) equal to the difference between (x) due and payable Hedging Obligations as of such date minus (y) due and payable Hedging Receipts as of such date, divided by - 32 -#4921-3226-4509v1#4921-3226-4509v7 (b) an amount equal to the sum of (i) the aggregate Value of all Group 1 Assets and Group 2 Assets, plus (ii) the aggregate Appraised Value of all Underlying Assets relating to Group 3 Assets, plus (iii) the amount available in the Liquidity Account and plus (iv) the Available Maintenance Amount. “LTV Event” means, as of any date of determination, the LTV is greater than the applicable Maximum LTV Threshold. If any LTV Event shall occur, it shall be deemed to be in existence until the earlier of (a) the date such LTV Event is cured or (b) the next LTV Test Date (if any) on which the LTV is lower than the applicable Maximum LTV Threshold. “LTV Test Date” means each LTV Trigger Test Date, each Drawdown Date, each Determination Date while an LTV Trigger Event is continuing, and in respect of any prepayment of the Loan pursuant to Section 2.08(e), the date such prepayment is due. “LTV Trigger Event” means, as of any LTV Trigger Test Date, the LTV is greater than the applicable Maximum LTV Threshold. If any LTV Trigger Event shall occur, it shall be deemed to be in existence until the earlier of (a) the date such LTV Trigger Event is cured or (b) the next LTV Test Date (if any) on which the LTV is lower than the applicable Maximum LTV Threshold. “LTV Trigger Test Date” means each Appraisal Date. “Maintenance Adjusted Base Value” means, as of any date of determination, the Half-Life Base Value of an Asset, adjusted by the relevant Appraiser to account for the maintenance status of such Asset (with such assumptions as to use since the last reported status as may be reasonably stated in the appraisal setting forth such Maintenance Adjusted Base Value). The Maintenance Adjusted Base Value for each Asset, as of any date of determination, shall be the average (mean) of the “Maintenance Adjusted Base Values” set forth in the Appraisals most recently delivered by each of the three Appraisers for such Asset in accordance with Section 2.03(b) or Section 5.02(b). “Maintenance Adjusted CMV” means, as at any date of determination, the specification-adjusted current market value of an Asset based on the most likely trading price that may be generated for such Asset under the market conditions that are perceived to exist at the time in question with the assumptions that such Asset is valued for its highest, best use, that the parties to the hypothetical transaction are willing, able, prudent, knowledgeable and under no unusual pressure for a prompt sale and that the transaction would be negotiated in an open and unrestricted market on an arm’s-length basis for cash or equivalent consideration, and given an adequate amount of time for effective exposure to potential buyers, using half-life values as adjusted to account for the specifications of the Asset and reflecting the state of supply and demand in the market that exists at the time, and adjusted by the relevant Appraiser to account for the maintenance status of such Asset (with such assumptions as to use since the last reported status as may be reasonably stated in the appraisal setting forth such Maintenance Adjusted CMV); provided that if there is any conflict or disagreement with respect to the interpretation of Maintenance Adjusted CMV, the parties shall refer to the definitions of ISTAT for guidance. The Maintenance Adjusted CMV for each Asset, as of any date of determination, shall be the average (mean) of the “Maintenance Adjusted CMVs” set forth in the Appraisals

- 33 -#4921-3226-4509v1#4921-3226-4509v7 most recently delivered by each of the three Appraisers for such Asset in accordance with Section 2.03(b) or Section 5.02(b). “Maintenance and Modification Expenses” means (without duplication) (a) the cost of performing any maintenance or repair of an Owned Asset and of performing a Mandatory Asset Modification (but excluding the cost of performing Discretionary Asset Modifications) and (b) the cost of Lessee Reimbursements. “Maintenance Annual Estimate” means an estimate prepared by the Servicer each year starting in 2025 as to the projected maintenance costs of the Owned Assets over an 18-month period beginning on May 1 of each year, as updated by the Servicer from time to time (including by any Maintenance Estimate provided as of any Drawdown Date). “Maintenance Estimate” means an estimate prepared by the Servicer as to the projected maintenance costs of an Owned Asset over an 18-month period beginning on the Drawdown Date of such Owned Asset. “Maintenance Reserve Account” means the account of the Borrower described as such in schedule 3 of the Security Agreement. “Maintenance Reserve Additional Amount” shall mean, as of any date, an amount necessary to cause the balance of the Maintenance Reserve Account to equal the Maintenance Reserve Required Amount. “Maintenance Reserve Required Amount” means, with respect to any Payment Date (such Payment Date, for purposes of this definition, the “Relevant Payment Date”), an amount equal to the greater of: (a) an amount equal to the lesser of (i) $1,000,000 and (ii) the then-outstanding aggregate principal amount of the Loans; and (b) an aggregate amount equal to the sum of (i) 100% of the projected maintenance costs of each Owned Asset (which, for any Owned Asset subject to a Lease, shall include the projected maintenance costs which are required under the applicable Lease to be reimbursed to the applicable Lessee by the applicable Lessor or payable by the applicable Lessor rather than the Lessee and which may include, at the election of the Servicer, any other Maintenance and Modification Expenses and any Capital Expenses) (“Projected Maintenance Costs”) from such Relevant Payment Date to but excluding the first Payment Date succeeding the Relevant Payment Date, (ii) 90% of the Projected Maintenance Costs from the first Payment Date succeeding the Relevant Payment Date to but excluding the second Payment Date succeeding the Relevant Payment Date, (iii) 80% of the Projected Maintenance Costs from the second Payment Date succeeding the Relevant Payment Date to but excluding the third Payment Date succeeding the Relevant Payment Date, (iv) 70% of the Projected Maintenance Costs from the third Payment Date succeeding the Relevant Payment Date to but excluding the fourth Payment Date succeeding the Relevant Payment Date, (v) 60% of the Projected Maintenance Costs from the fourth Payment Date succeeding the Relevant Payment Date to but excluding the fifth Payment Date succeeding the Relevant Payment Date, (vi) 50% of the Projected Maintenance Costs from the fifth Payment Date succeeding the Relevant Payment Date to but excluding the - 34 -#4921-3226-4509v1#4921-3226-4509v7 sixth Payment Date succeeding the Relevant Payment Date, (vii) 40% of the Projected Maintenance Costs from the sixth Payment Date succeeding the Relevant Payment Date to but excluding the seventh Payment Date succeeding the Relevant Payment Date, (viii) 30% of the Projected Maintenance Costs from the seventh Payment Date succeeding the Relevant Payment Date to but excluding the eighth Payment Date succeeding the Relevant Payment Date, (ix) 20% of the Projected Maintenance Costs from the eighth Payment Date succeeding the Relevant Payment Date to but excluding the ninth Payment Date succeeding the Relevant Payment Date, and (x) 10% of the Projected Maintenance Costs from the ninth Payment Date succeeding the Relevant Payment Date to but excluding the twelfth Payment Date succeeding the Relevant Payment Date. The Projected Maintenance Costs shall be determined on the basis of the most recent Maintenance Annual Estimate delivered by the Servicer pursuant to Section 8.08(c), including as updated by the Servicer to reflect updated information, including relating to any Maintenance Estimate provided as of any Drawdown Date and any change in the actual timing of such Projected Maintenance Costs from the timing projected by the prior Maintenance Annual Estimate. “Mandatory Asset Modification” means a modification or improvement of an Owned Asset made after the Drawdown Date for such Asset, the cost of which is capitalized in accordance with GAAP, required pursuant to the terms of the related Asset Lease or the terms of Applicable Law or which, in the reasonable determination of the Servicer, is commercially necessary in order to place such Owned Asset in the minimum condition required to lease or re-lease such Owned Asset. “Mandatory Prepayment Amount” means (i) in respect of an Asset related to a Funded Asset subject to a Total Loss, 100% of the Allocable Amount for such Asset and (ii) in respect of an Asset subject to a Disposition, an amount equal to the Required Prepayment Amount. “Margin Stock” means “margin stock” within the meaning of Regulations T, U and X of the Federal Reserve Board. “Material Adverse Effect” means a material adverse effect on the business, assets or financial condition of the Borrower Group Companies taken as a whole that would limit (a) the ability of the Borrower to pay or perform its material obligations in accordance with the terms of any of the Loan Documents or (b) the material rights and remedies of the Lenders under the Loan Documents. “Maximum Loan Amount” means an amount equal to $500,000,000. “Maximum LTV Threshold” shall mean, as of any date of determination, (a) during the period from (and including) the Closing Date to (but excluding) the Commitment Termination Date, the Blended LTV Asset Advance Rate for all Assets as of such date of determination; - 35 -#4921-3226-4509v1#4921-3226-4509v7 (b) during the period from (and including) the Commitment Termination Date to (but excluding) the first anniversary of the Commitment Termination Date, the difference of (x) the Blended LTV Asset Advance Rate (as calculated on the Commitment Termination Date) for all Assets as such date of determination minus (y) [*]%; (c) during the period from (and including) the first anniversary of the Commitment Termination Date to (but excluding) the second anniversary of the Commitment Termination Date, the difference of (x) the Blended LTV Asset Advance Rate (as calculated on the Commitment Termination Date) for all Assets as such date of determination minus (y) [*]%; and (d) during the period from (and including) the second anniversary of the Commitment Termination Date to (but excluding) the Final Repayment Date, the difference of (x) the Blended LTV Asset Advance Rate (as calculated on the Commitment Termination Date) for all Assets as such date of determination minus (y) [*]%. “Minimum Equity Amount” means the cash equity invested by WLFC or the Borrower in all Assets for which a Loan has been made hereunder, in an aggregate amount equal to the sum of (i) [*]% of the lesser of (x) the aggregate Appraised Value for all Assets which are Group 1 Assets and Group 2 Assets and (y) the sum of the Acquisition Cost for all Assets which are Group 1 Assets and Group 2 Assets, plus (ii) [*]% of the sum of the initial principal balance for all Assets which are Group 3 Assets. “Minimum Provisions” means those provisions set out in Schedule IX. “Monthly Date” means each date falling two Business Days prior to each Payment Date. “Moody’s” means Moody’s Investors Service. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Net Available Proceeds” means: (a) in the case of any Disposition of any Asset, the aggregate amount of all cash payments received by the Borrower Group Companies directly or indirectly in connection with such Disposition plus any amounts paid by the Borrower for the purpose of increasing the Net Available Proceeds relating to such Disposition; provided that: (i) Net Available Proceeds shall be net of: (A) the amount of any legal, accounting, investment banking and broker’s fees, title and recording Tax expenses, commissions and other fees and expenses paid - 36 -#4921-3226-4509v1#4921-3226-4509v7 or estimated to be payable by the Borrower Group Companies in connection with such Disposition; and (B) any U.S. federal, state and local income or other Taxes (including, without limitation, Taxes imposed by any foreign jurisdiction) estimated to be payable by the Borrower Group Companies and (in the case of Borrower Group Companies that are transparent for purposes of an applicable Tax) their direct or indirect owners as a result of such Disposition (but only to the extent that such estimated Taxes are in fact paid prior to the due date therefor to the relevant federal, state, local or other Governmental Authority); (ii) Net Available Proceeds shall be net of any amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification or similar payment obligations associated with such Disposition (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Available Proceeds); and (iii) Net Available Proceeds shall be net of any good faith estimates of the Borrower Group Companies of payments required to be made with respect to unassumed liabilities relating to any Disposition (provided that, to the extent such cash proceeds are not used to make payments in respect of such unassumed liabilities, such cash proceeds shall constitute Net Available Proceeds); and (b) in the case of any Total Loss in relation to any Asset, the total net proceeds of all hull, war risk or spares insurance and reinsurance received by the applicable Borrower Group Company or the Servicer and/or paid to the Security Trustee in respect of such Total Loss, including, in the case of a Total Loss of an Airframe which does not involve the Total Loss of all Engines or Parts installed thereon at the time when such Total Loss occurred, the sale proceeds of any such surviving Engines or Parts, in each case, net of reasonable expenses incurred in connection with such claim. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Significant Subsidiary” means a Subsidiary of the Borrower that does not own or lease any Owned Assets, is not party to any Loan Assets or own the Stock of any other Borrower Group Company as of such applicable date of such order or decree or event. “Non-U.S. Person” means any Person which is not a U.S. Person. “Obligations” means the collective reference to the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower Group Companies to the Administrative Agent or any other Secured Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Security Agreement, this Agreement, or the other Loan Documents to which such Borrower Group Company is a party, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Security Trustee, to the Administrative Agent, or to

- 37 -#4921-3226-4509v1#4921-3226-4509v7 any Secured Party that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements). “Obligations Discharge Date” means the date on which all Obligations have been discharged in full (other than contingent obligations for which no claim has been made). “Obligor” means, as the context may require, an Asset Lessee, a Loan Asset Borrower, an Asset Lessee Guarantor or a Loan Asset Borrower Guarantor and any other person which is an obligor, lessee, borrower, hypothecator, debtor, pledger or guarantor under any of the Portfolio Documents. “Obligor Funded Account” has the meaning given to such term in the Security Agreement. “Obligor Payment Account” has the meaning given to such term in the Security Agreement. “OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Off-Lease” shall mean an Owned Asset that, as of any time of determination, is not subject to an Asset Lease. For purposes of this definition, an Owned Asset that was previously subject to an Asset Lease shall be deemed “Off-Lease” (i) commencing on (and including) the date on which (A) the return and acceptance of the Owned Asset occurs, as evidenced, if required under the relevant Asset Lease, by a return acceptance certificate or (B) the date on which the applicable Lessor (or its agent on behalf of such Lessor) repossesses the Owned Asset and (ii) ending on (and including) the earlier of the date a new leasing term commences under a subsequent Asset Lease (regardless of whether such subsequent Asset Lease was executed prior thereto) or such subsequent Asset Lease is executed. “Off-Lease Owned Asset True-Up Amount” has the meaning given to it in Section 2.02(c). “Off-Lease Owned Asset True-Up Request” has the meaning given to it in Section 2.02(c). “Operating Lease” means any lease contract other than a Finance Lease. “Organizational Documents” as to any Person, means the constitutive documents of such Person (including any Certificate of Incorporation, Limited Liability Company Agreement, trust agreement, bylaws or other organizational or governing documents of such Person). “Other Connection Taxes” means, with respect to the Security Trustee, the Administrative Agent, any Lender or other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder or under any other Loan Document, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments - 38 -#4921-3226-4509v1#4921-3226-4509v7 under, received or perfected a security interest under, or engaged in any other transaction pursuant to or enforced any Loan Document). “Other Taxes” means any and all present or future stamp or documentary Taxes or similar Taxes arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment or transfer by a Lender, the Administrative Agent, or Security Trustee of any of its rights or obligations under a Loan Document (other than an assignment or transfer at the request of the Borrower). “Owned Asset” means a Title Owned Asset or a Trust Owned Asset (including each Inventory Asset). “Owned Asset Agreement” means any lease, sublease, conditional sale agreement, finance lease, financing agreement, hire purchase agreement or other agreement (other than any agreements relating to maintenance, modification or repairs) or any purchase option granted to a Person to purchase any Funded Asset, in each case pursuant to which any Person acquires or is entitled to acquire legal title, or the economic benefits of ownership of, such Funded Asset. “Owned Asset Documents” means, with respect to an Owned Asset, all records, logs (including maintenance logs), technical data, manuals and any other documents defined as “Owned Asset Documents”, “Technical Records” or any similar term as defined in the Portfolio Documents related thereto. “Owner Trust” means each common law or statutory trust, the beneficial interest in which is held by a Borrower Group Company as specified in schedule 4 of the Security Agreement (as supplemented from time to time pursuant to an Assumption Agreement or Collateral Supplement). “Owner Trustee” means, in respect of each Owner Trust, the entity acting as trustee (and not in its individual capacity) in respect of such Owner Trust. “Ownership Interests” has the meaning assigned to such term in Section 8.02. “Parent” means WLFC, solely in its capacity as the sole member and parent of the Borrower. “Part” means any part, component, appliance, accessory, instrument or other item of equipment (other than any Aircraft Engine) installed in or attached to (or constituting a spare for any such item installed in or attached to) any Owned Asset or Underlying Asset. “Participant” has the meaning assigned to such term in Section 12.04(c)(i). “Payment Date” means, the 15th day of each month, provided that if any Payment Date would otherwise fall on a day that is not a Business Day, such Payment Date will be the first following day that is a Business Day, commencing on June 15, 2024. - 39 -#4921-3226-4509v1#4921-3226-4509v7 “Periodic Term SOFR Determination Day” has the meaning assigned to such term in the definition of “Term SOFR”. “Permitted Advance Amount” means: (a) in respect in respect of a Group 1 Asset or Group 2 Asset, the lower of (i) for an Owned Asset subject to an Asset Operating Lease or otherwise an Inventory Asset, the applicable Asset Advance Rate multiplied by the Initial Appraised Value or the most recent Appraised Value of the related Owned Asset as of the determination date and (ii) the amount that, on a pro forma basis taking into account the acquisition of the relevant Asset, would not cause an LTV Event to occur; provided that the Asset Advance Rate applicable to any Off-Lease Asset will be the rate applicable to a Tier 3 Underlying Obligor. (b) in respect of a Group 3 Asset, the lower of (i) the applicable Asset Advance Rate multiplied by the most recent Appraised Value of the Underlying Asset securing such Group 3 Asset as of the determination date and (ii) the applicable Asset Advance Rate multiplied by (x) in the case of a Loan Asset, the outstanding principal balance of such Loan Asset, subject to a maximum amount equal to the aggregate scheduled principal repayments due, owing and payable pursuant to such Loan Asset Documents during the period between the determination date and the maturity date of such Loan Asset or (y) in the case of an Owned Asset subject to an Asset Finance Lease, the Asset Finance Lease Value of such Asset Finance Lease, subject to a maximum amount equal to the aggregate scheduled principal payment due, owing and payable pursuant to such Asset Lease Documents during the period between the determination date and the maturity date of such Asset Finance Lease; (c) in respect of an Asset in respect of which no Loan is outstanding, but which is added as Additional Collateral in accordance with Section 7.05, the amount that would be the Permitted Advance Amount of such Asset if it were a Group 1 Asset, a Group 2 Asset or a Group 3 Asset. “Permitted Encumbrances” means: (a) judgment Liens in respect of judgments that do not constitute an Event of Default under paragraph (g) of Section 10.01; (b) any permitted Lien or encumbrances on any Aircraft Equipment howsoever described or defined under any Asset Lease or Loan Asset (except any Lien attributable to any Borrower Group Company which is not otherwise permitted pursuant to the other paragraphs of this definition); - 40 -#4921-3226-4509v1#4921-3226-4509v7 (c) Liens in respect of fuel for Aircraft Equipment arising in the ordinary course; (d) any Lien created by or through or arising from debt or liabilities or any act or omission of any Asset Lessee or any Loan Asset Borrower in each case either in breach of the relevant Asset Lease or Loan Asset or without the consent of the relevant lessor, Lender or Borrower Group Company; (e) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties in connection with the importation of goods; provided that such custom duties are paid when due and, prior to payment, adequate reserves with respect thereto are maintained on the books of the Borrower Group Companies in conformity with GAAP; (f) any Liens of account banks having a right of setoff, revocation, refund or chargeback against money or instruments of the Borrower Group Companies on deposit or in the possession of such bank arising for the payment of bank fees and other similar amounts owed in the ordinary course of business, to the extent such Liens are not waived by such account banks; (g) the applicable Asset Lease and Loan Asset, any head lease, lease, loan, Loan Asset Borrower Mortgage, collateral assignment to a Borrower Group Member of a sublease or related rights, conditional sale agreement or Purchase Option under any Asset Lease or Loan Asset in respect of any Aircraft Equipment, in each case not otherwise prohibited by this Agreement; (h) any Lien for air navigation authority, airport tending, gate or handling (or similar) charges or levies arising by statute or operation of law if (i) the payments for such fees and charges are not yet due and payable, (ii) promptly after the Borrower Group Company becomes aware thereof, either the Servicer is acting in accordance with the Standard of Care to contest or to direct the applicable Lessee or other relevant Person to contest such fees and charges in good faith or (iii) the continued existence of such Lien do not give rise to any reasonable likelihood of the sale, forfeiture or other loss of the affected asset; (i) Liens imposed by law with respect to liabilities that are not yet due and payable or that are being appropriately contested in good faith by appropriate proceedings and on a basis consistent with past practice; (j) Liens for Taxes that are not yet due and payable or that are being contested in good faith by appropriate proceedings for which the Borrower Group Companies have established adequate reserves in accordance with GAAP; (k) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, workmen, repairmen and other Liens imposed by law with respect to liabilities that are not yet due and payable, that arise in the ordinary course of business or by operation of law, or that are being appropriately contested in good faith by appropriate proceedings and on a basis consistent with the Standard of Care;

- 41 -#4921-3226-4509v1#4921-3226-4509v7 (l) the rights of any Owner Trustee, and any voting trust or similar rights created in relation to an Asset in connection with the registration thereof; and (m) any Liens in favor of the Security Trustee. “Permitted Holder” means each of Charles F. Willis IV and Austin Willis, any member of each of their respective immediate families, and each of their respective trusts, family limited partnerships or heirs. “Permitted Investments” means, and may include investments for which the Security Trustee or any of its affiliates serves as investment manager or advisor: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof; (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or Moody’s; (c) investments in certificates of deposit, deposit accounts, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000; (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in paragraph (a) of this definition and entered into with a financial institution satisfying the criteria described in paragraph (c) of this definition; or (e) direct obligations of any money market mutual fund or similar investment company all of whose investments consist of obligations having the highest quality rating obtainable from S&P or Moody’s. “Permitted WLFC Change in Control” means any transaction which, but for the involvement of a Permitted Holder or an Affiliate of a Permitted Holder, would otherwise be a WLFC Change in Control. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Borrower Group Company or any ERISA Affiliate is (or, if - 42 -#4921-3226-4509v1#4921-3226-4509v7 such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Pledgor” means the Parent, solely in its capacity as pledgor under the Pledge Agreement. “Portfolio Document Material Default” means, with respect to any Asset Lease or a Loan Asset, (a) any default in the payment of any amount due and payable by the Asset Lessee under such Asset Lease or the Loan Asset Borrower under such Loan Asset, in respect of which the Servicer is exercising, or notifies the Lenders that it will exercise, remedies in accordance with the Standard of Care and is continuing for 60 days or more (or such longer period as agreed to by the Required Lenders (acting reasonably)) or (b) the occurrence under such Asset Lease or Loan Asset of an “event of default,” or the substantially equivalent term, not referenced to in clause (a), and for which the applicable Borrower Group Company is exercising material remedies (other than sending a notice of default in accordance with the Standard of Care). “Portfolio Documents” means: (a) in respect of a Loan Asset, collectively, the Loan Asset and the Loan Asset Documents related to such Loan Asset; (b) in respect of an Owned Asset, the Asset Lease related thereto and the Asset Lease Documents related to such Asset Lease. “Portfolio Transaction” means any sale of 15 or more Assets (which may occur during an agreed delivery period and/or simultaneously) to an affiliate of WLFC in connection with a portfolio refinancing by such affiliate. “Post-Closing Items” has the meaning assigned to such term in section 5.06(d) of the Security Agreement. “Prefunding Escrow Agent” means (i) if it is then acting as the Administrative Agent, Bank of Utah, (ii) so long as it has a published long-term credit rating of not less than BBB from S&P and Baa2 (or the equivalent) by Moody’s, UMB Bank, N.A or (iii) another entity approved by the Required Lenders, acting reasonably. “Prefunding Escrow Agreement” has the meaning given to it in Section 2.04(c). “Prepositioned Funds” means advances made by the Lenders to the Funding Account or a Prefunding Escrow Agreement pursuant to Section 2.04(b). “Prime Rate” means the rate of interest quoted in The Wall Street Journal, Money Rates Section as the “Prime Rate” as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent and any Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate. - 43 -#4921-3226-4509v1#4921-3226-4509v7 “Principal Component” means, in respect of any Asset Finance Lease, all amounts representing the “principal” component of all Rental Payments payable by the Asset Lessee under the Asset Lease Documents related to such Asset Finance Lease. “Process Agent” has the meaning assigned to such term in Section 12.10(c). “Prohibited Jurisdiction” means any of (i) Russia and Belarus and (ii) any Sanctioned Jurisdiction; provided that if a country or region is not a Sanctioned Jurisdiction, the Asset may be operated in that country or region so long as it is not habitually based there and the Asset’s insurance covers operations in that country or region consistent with the Standard of Care. “Protocol” shall mean the Protocol to the Cape Town Convention on matters specific to Aircraft Equipment dated November 16, 2001. “Purchase Option” means a contractual option granted by the lessor or owner under an Owned Asset Agreement (including pursuant to a conditional sale agreement) as to the purchase of the applicable Owned Asset. “QEC Kit” means a quick engine change kit, consisting of components and accessories installed or capable of being installed on an Aircraft Engine to speed the removal and installation of the Aircraft Engine on an aircraft. “Quarterly Date” means (i) initially, the third Payment Date to follow the Commitment Termination Date and (ii) each third successive Payment Date to follow such previously occurring Quarterly Date. “Register” has the meaning given to it in Section 12.04(b)(iii). “Return Date” has the meaning given to it in Section 2.04(b). “Related Collateral” means any Warranties, any FHA Agreement, any engine program, any Loan Asset Borrower Mortgage, any residual value guaranty, any third party or bank guarantee or cash collateral or other credit support provided by or on behalf of any Asset Lessee or Loan Asset Borrower (including any letter of credit), to secure such Asset Lessee’s or Loan Asset Borrower’s obligations under the relevant Portfolio Documents, respectively. “Related Collateral Document” means any letter of credit, third-party or bank guarantee or any other agreement or instrument evidencing Related Collateral. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents, trustees and advisors of such Person and such Person’s Affiliates. “Relevant Appraisals” means, as of any date on which the Appraised Value of any Asset is to be determined, the most recent Appraisals delivered by the Borrower in respect of such Asset as required in accordance with this Agreement. - 44 -#4921-3226-4509v1#4921-3226-4509v7 “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “Remaining Lease Term” means, for any Asset Lease as of any date of determination, the number of months remaining until the earliest date on which such Asset Lease is scheduled to expire pursuant to its terms. “Remaining Security Deposit” means, as of any date of determination, the aggregate amount of each Security Deposit for an Owned Asset that (a) does not constitute Segregated Funds and (b) as of such date of determination may, under the applicable Asset Lease, be required to be repaid to the applicable Asset Lessee. “Rental Payments” means all cash rental payments and other amounts equivalent to a rental payment payable by or on behalf of an Asset Lessee under an Asset Lease, including payments received in respect of any Purchase Option. “Required Lenders” means, at any time, Designated Lenders having (or whose related Conduit Lenders have) outstanding Loans and Commitments representing at least 50.1% of the sum of the total outstanding Loans and unused Commitments of all Lenders at such time. The outstanding Loans and unused Commitments of WLFC (or any Affiliate of WLFC) (unless WLFC and its Affiliates constitute 100% of the Lenders at such time) or of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. “Required Prepayment Amount” means, in respect of an Asset, an amount equal to 105% (or 100%, in the case of a Portfolio Transaction) of the Allocable Amount for such Asset on the date of determination. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of Stock of any Borrower Group Company, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of Stock of any Borrower Group Company or any option, warrant or other right to acquire any such shares of Stock of any Borrower Group Company. “Revolving Credit Finance Lease” means any lease or hire purchase contract which utilizes a revolving credit lease engine financing product structure that combines certain attributes of a revolving loan with those of an operating lease and therefore may be classified as Finance Leases. “S&P” means Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business.

- 45 -#4921-3226-4509v1#4921-3226-4509v7 “Sanctioned Jurisdiction” means any country or region subject to comprehensive sanctions issued by any Sanctions Authority broadly prohibiting dealings with such country or territory (currently including each of Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic). “Sanctioned Person” means, at any time, any Person with whom dealings are restricted or prohibited under Sanctions, including: (a) any Person listed in any Sanctions-related list of designated Persons maintained by any Sanctions Authority, including, without limitation, the Specially Designated Nationals and Blocked Persons List maintained by OFAC; or (b) any Person 50% or more owned or controlled, directly or indirectly, by any Person or Persons described in paragraph (a) hereof. “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by any Sanctions Authority. “Sanctions Authority” means each of the following: (a) the U.S. government, including OFAC, the U.S. Department of State, and U.S. Department of Commerce; (b) the United Nations Security Council; (c) the European Union; and (d) His Majesty’s Treasury. “Scheduled Airframe Amortization Amount” means, for each Group 1 Asset or Group 2 Asset which is an Airframe, a scheduled amount notified to the Borrower on the Drawdown Date for the related Loan or Loans, based on straight line amortization to zero over a period equal to the lower of (i) 25 years minus the age of such Airframe on such Drawdown Date and (ii) 14 years (in the case of Group 1 Assets) or ten years (in the case of Group 2 Assets). “Scheduled Cash Sweep Amount” means, on each Payment Date which occurs during the Term Period beginning on: (a) the Business Day immediately following the Commitment Termination Date, an aggregate amount equal to 25% of the Surplus Amount (if any); (b) the Business Day immediately following the first anniversary of the Commitment Termination Date, an aggregate amount equal to 50% of the Surplus Amount (if any); and - 46 -#4921-3226-4509v1#4921-3226-4509v7 (c) the Business Day immediately following the second anniversary of the Commitment Termination Date, and which ends on the Final Repayment Date, in an aggregate amount equal to 100% of the Surplus Amount (if any). “Secured Parties” means the Administrative Agent, the Facility Agent, the Security Trustee, the Lenders and the Hedging Providers. “Secured Party Representatives” means, collectively, the Security Trustee, the Administrative Agent and the Facility Agent. “Securities Act” means the Securities Act of 1933, as amended. “Security Agreement” means the security agreement, dated as of the date hereof, between each of the Grantors party thereto and the Security Trustee. “Security Deposit Additional Amount” shall mean, as of any date, an amount necessary to cause the balance of the Security Deposit Reserve Account to equal the Security Deposit Required Amount. “Security Deposit Required Amount” means, with respect to any Payment Date (for the purposes of this definition only, the “Relevant Payment Date”), an amount equal to the greater of: (a) an amount equal to the lesser of (i) $1,000,000 and (ii) the then-outstanding aggregate principal amount of the Loans; and (b) an aggregate amount equal to the sum of (i) [*]% of the Remaining Security Deposits relating to Leases expected to expire during the period from the Relevant Payment Date to but excluding the first Payment Date succeeding the Relevant Payment Date, plus (ii) [*]% of the Remaining Security Deposits relating to Leases expected to expire during the period from the first Payment Date succeeding the Relevant Payment Date to but excluding the second Payment Date succeeding the Relevant Payment Date, plus (iii) [*]% of the Remaining Security Deposits relating to Leases expected to expire during the period from the second Payment Date succeeding the Relevant Payment Date to but excluding the third Payment Date succeeding the Relevant Payment Date, plus (iv) [*]% of the Remaining Security Deposits relating to Leases expected to expire during the period from the third Payment Date succeeding the Relevant Payment Date to but excluding the fourth Payment Date succeeding the Relevant Payment Date. “Security Deposit Reserve Account” means the account of the Borrower described as such in schedule 3 of the Security Agreement. “Security Deposits” means any amounts described as security deposits, supplemental rent or such other similar term, however described or defined pursuant an Asset Lease or Loan Asset which are required to be provided to a Borrower Group Company or Asset Owning Entity by an Asset Lessee or Loan Asset Borrower as security for such Person’s obligations thereunder (but shall not include Usage Fees). - 47 -#4921-3226-4509v1#4921-3226-4509v7 “Security Documents” means the Security Agreement, each FAA Lease Assignment and Mortgage, the Borrower Pledge, each Account Control Agreement, each Borrower Group Pledge, each Local Law Account Charge and all other security documents hereafter delivered to the Security Trustee granting a Lien on any property of any Person to secure the obligations and liabilities of any Borrower Group Company under any Loan Document. “Security Trustee Expenses” means any fees, reasonable out-of-pocket costs and expenses, losses, indemnities or other amounts owing to the Security Trustee under the Loan Documents. “Segregated Funds” with respect to each Asset Lease or Loan Asset, all Asset Payments, Loan Asset Payments and End of Lease Payments provided for under such Asset Lease or Loan Asset that have been received from the relevant Asset Lessee or Loan Asset Borrower or any other Person and not permitted, pursuant to the terms of such Asset Lease or Loan Asset to be commingled with, in each case, the funds of any Grantor including, where applicable, any Security Deposits. “Seller” means any Person that is not a Borrower Group Company transferring or selling an Asset to a Borrower Group Company. “Seller Title Instrument” means, in respect of an Owned Asset, a copy of each relevant bill of sale evidencing the transfer of title in respect of the Aircraft Equipment or an FAA bill of sale from the seller to the entity which is transferring title to the applicable Borrower Group Company on the Drawdown Date; or a copy of the relevant beneficial interest or share transfer instrument which transferred title to the Stock Asset of entity which is to become a Borrower Group Company on the Drawdown Date. “Senior Hedging Payments” means Hedging Payments (Scheduled) and Hedging Payments (Unscheduled) that are not in either case Subordinated Hedging Payments. “Senior Rent Based Fees” has the meaning given to such term in the Servicing Agreement. “Servicer” means the Person acting as Servicer under the Servicing Agreement from time to time, which shall initially be WLFC. “Servicer Expenses” means the Servicing Fees and any costs and expenses payable or reimbursable to the Servicer by any Borrower Group Company under the Servicing Agreement, including any costs and expenses incurred or committed by the Servicer (in accordance with the Standard of Care), either on its own account or in the name of or otherwise on behalf of a Borrower Group Company, in connection with the enforcement of an Asset Lease or Loan Asset, the possession of an Owned Asset or the transitioning of an Owned Asset for a follow-on lease or purchaser (regardless of whether such transition is to or has occurred in connection with the expiration of an Asset Lease or termination of a Loan Asset, the voluntary termination of an Asset Lease or Loan Asset or the involuntary termination of an Asset Lease or Loan Asset), including legal, notarial and other fees, the costs and expenses of enforcement, costs of - 48 -#4921-3226-4509v1#4921-3226-4509v7 ferrying and repossessing an Owned Asset, Owned Asset insurance costs, registration fees, export fees and storage costs. “Servicer Termination Event” has the meaning given to such term in the Servicing Agreement. “Services” has the meaning given to such term in the Servicing Agreement. “Servicing Agreement” means the servicing agreement to be dated on or before the Effective Date among, inter alios, the Servicer and the Borrower. “Servicing Fee” means the fee payable pursuant to section 9.01 of the Servicing Agreement. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “Standard of Care” means the reasonable customary practice of leading international aircraft or aircraft engine operating lessors (as applicable), acting as if it were the owner of each applicable aircraft or engine (which, so long as the Servicer is WLFC shall be deemed to be the customary practice of WLFC). “State of Registration” means, in relation to Aircraft Equipment at any time, the country or state on whose national register such Aircraft Equipment is registered at that time under the laws of such country or state in accordance with the applicable provisions of any Portfolio Documents relating to such Aircraft Equipment or, in the absence of any such provisions, Applicable Law. “Stock” means all shares of capital stock, all beneficial interests in trusts, all membership interests in limited liability companies, all ordinary shares and preferred shares and any options, warrants and other rights to acquire such shares or interests. “Stock Asset” has the meaning given to such term in Section 2.01(a). “Structuring Fee Letter” means each structuring fee letter between the Borrower and an Initial Lender, each dated as of May 3, 2024. “Subordinated Hedging Payments” means (a) any Hedging Payments (Unscheduled) with respect to the termination of a Hedging Agreement resulting from a voluntary termination by a Borrower Group Company of a Hedging Agreement or a default of the Hedging Provider or in which the Hedging Provider is the sole “affected party” as a result of a termination of a Hedging Agreement (other than for a termination due to an illegality or tax event as such events are defined in the Hedging Agreement) and (b) any Hedging Payment (Unscheduled) which by

- 49 -#4921-3226-4509v1#4921-3226-4509v7 the terms of the applicable Hedging Agreement is to be subordinated in accordance with section 8.01(a) or (d) of the Security Agreement. “Subordinated Indebtedness” means Indebtedness of the Borrower provided by a Subordinated Lender and in respect of which both the Borrower and such Subordinated Lender have executed a Subordination Undertaking in favor of the Security Trustee. “Subordinated Lender” means any Borrower Group Company, WLFC or any Affiliate of any such person which has, in each case, entered into a Subordination Undertaking. “Subordinated Rent Based Fees” has the meaning given to such term in the Servicing Agreement. “Subordination Undertaking” means an undertaking in the form agreed between the Borrower, the Security Trustee and the Administrative Agent from time to time pursuant to which any holder of Subordinated Indebtedness agrees to treat such Subordinated Indebtedness as junior to the Obligations. “Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association, statutory or common law trust or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association statutory or common law trust, owner trust or other entity: (a) of which securities or other ownership interests representing more than 50% of the equity (or beneficial interest) or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held directly or indirectly through an intermediary; or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent. “Support Facility” means any liquidity or credit support agreement or other facility with a Conduit Lender which relates, either generally or specifically, to this Agreement (including any agreement to purchase an assignment of or participation in, or to make loans or other advances in respect of Loans). “Support Party” means any bank, insurance company or other entity extending or having a commitment to extend funds to or for the account of a Conduit Lender (including by agreement to purchase an assignment of or participation in, or to make loans or other advances in respect of Loans) under a Support Facility. “Surplus Amount” means any amount remaining from the Available Collections Amount following application of such pursuant to sections 8.01(a)(i) through 8.01(a)(viii) of the Security Agreement. - 50 -#4921-3226-4509v1#4921-3226-4509v7 “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, assessments, fees, other charges or withholdings (including backup withholding and withholding taxes pursuant to FATCA) imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Period” means the period from the Commitment Termination Date to the Final Repayment Date. “Term SOFR” means, for any calculation on any day, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period (and no less than one month) on the day (such day, the “Periodic Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to the first day of the applicable Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided further that if Term SOFR determined as provided above (including pursuant to the proviso above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Third Party Event” has the meaning assigned to such term in Section 6.03(a). “Tier 1 Underlying Obligor” means any Underlying Obligor listed under “Tier 1 Underlying Obligor” in Schedule VII. “Tier 2 Underlying Obligor” means any Underlying Obligor listed under “Tier 2 Underlying Obligor” in Schedule VII. “Tier 3 Underlying Obligor” means any Underlying Obligor which fits the description or is otherwise listed under “Tier 3 Underlying Obligor” in Schedule VII. “Title Owned Asset” means an Airframe or an Engine as specified in schedule 5 of the Security Agreement (as supplemented pursuant to an Assumption Agreement or Collateral Supplement) that is owned by a Borrower Group Company, other than a Trust Owned Asset. - 51 -#4921-3226-4509v1#4921-3226-4509v7 “Total Loss” means, with respect to any Funded Asset: (a) if the same is subject to an Asset Lease or a Loan Asset, a “Casualty Occurrence”, “Total Loss” or “Event of Loss” (each as defined in such Asset Lease or Loan Asset) or any similar event or condition (however so defined); or (b) if the same is not subject to an Asset Lease or Loan Asset: (i) its actual, constructive, compromised, arranged or agreed total loss; (ii) its destruction or, in the reasonable opinion of the Servicer, damage beyond repair or being rendered permanently unfit for normal use for any reason whatsoever; (iii) its requisition for title, confiscation, restraint, detention, forfeiture or any compulsory acquisition or seizure or requisition for hire (other than a requisition for hire for a temporary period not exceeding 180 days) by or under the order of any government (whether civil, military or de facto) or public or local authority; or (iv) its hijacking, theft or disappearance, resulting in loss of possession by the owner or operator thereof for a period of 60 consecutive days or longer. A Total Loss of a Funded Asset shall be deemed to occur on the date on which such Total Loss is deemed pursuant to the relevant Asset Lease or Loan Asset to have occurred or, if such Asset Lease or Loan Asset does not so deem or the relevant Funded Asset is not subject to an Asset Lease or Loan Asset: (A) in the case of an actual total loss or destruction, the date on which such loss or destruction (or, if the date of loss or destruction is not known, the date on which the relevant Funded Asset was last heard of), or in the case of any damage beyond repair or rendering permanently unfit for use occurs, the date of such loss as determined in the reasonable opinion of the Servicer; (B) in the case of a constructive, compromised, arranged or agreed total loss, the date on which such loss is agreed or compromised by the insurers; (C) in the case of requisition for title, confiscation, restraint, detention, forfeiture, compulsory acquisition or seizure, the date on which the same takes effect; (D) in the case of a requisition for hire, the expiration of a period of 180 days from the date on which such requisition commenced (or, if earlier, the date upon which insurers make payment on the basis of a Total Loss); or (E) in the case of paragraph (iv) above, the final day of the period of 180 consecutive days referred to therein. “Transactions” means the acquisition, disposal, ownership and financing of the Assets and the execution, delivery and performance by each Borrower Group Company of the - 52 -#4921-3226-4509v1#4921-3226-4509v7 documents and agreements in connection therewith and the transactions contemplated thereby and by the Loan Documents. “Treasury Regulations” means the U.S. Treasury regulations promulgated under the Code. “Trust Agreements” means the trust agreements specified in schedule 4 of the Security Agreement (as supplemented from time to time pursuant to any Assumption Agreement or Collateral Supplement). “Trust Owned Asset” means an Airframe or an Engine as specified in schedule 5 of the Security Agreement (as supplemented from time to time pursuant to any Assumption Agreement or Collateral Supplement) that is owned by an Owner Trustee in a trust established pursuant to a Trust Agreement in respect of such Airframe or Engine. “Turboprop Engine” means a gas turbine engine used in aircraft with at least 550 rated shaft horsepower. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is (x) a “United States person” (within the meaning of Section 7701(a)(30) of the Code) or (y) treated for U.S. federal income tax purposes as a disregarded entity that is a branch of a Person described in clause (x). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the Benchmark Replacement Adjustment with respect thereto. “Underlying Asset” means, in relation to a Group 3 Asset, (i) the Aircraft Equipment subject to the Loan Asset Borrower Mortgage which relates to the relevant Loan Asset or (ii) the Aircraft Equipment which is subject to the relevant Asset Finance Lease. “Underlying Obligor” means (a) in relation to a Group 1 Asset or a Group 2 Asset, the relevant Asset Lessee or Asset Lessee Guarantor and (b) in relation to a Group 3 Asset, the relevant Loan Asset Borrower or Loan Asset Borrower Guarantor.

- 53 -#4921-3226-4509v1#4921-3226-4509v7 “Unfunded Asset” means Aircraft Equipment which is owned by Borrower Group Company that has not been financed hereunder or which was an Owned Asset but has been released from the Lien of the Security Agreement; provided that (a) upon the financing or refinancing of such Unfunded Asset with the proceeds of Loans, Aircraft Equipment that is a Unfunded Asset shall cease to be an Unfunded Asset and shall be deemed to be a Funded Asset, or (b) upon the transfer of such Unfunded Asset from a Borrower Group Company to an entity that is not a Borrower Group Company, Aircraft Equipment that is a Unfunded Asset shall cease to be a Unfunded Asset. “Unrelated Person” means any Person other than (a) (1) WLFC or an Affiliate or Subsidiary of WLFC, (2) an employee stock ownership plan or other employee benefit plan covering the employees of WLFC and its Subsidiaries or (3) each of Charles F. Willis IV and Austin Willis, any member of each of their respective immediate families, and (b) each of their Affiliates, respective trusts, family limited partnerships or heirs. “Unused Commitment Fee” has the meaning assigned to such term in Section 2.09(b). “Unutilized Asset” means, as of any date of determination, (a) a Funded Asset that is a Group 1 Asset or Group 2 Asset which is (i) subject to a Portfolio Document Material Default or (ii) has been Off-Lease and not subject to an executed letter of intent to re-lease or sell such Owned Asset for a period of 45 consecutive days or more; (b) a Funded Asset that is a Group 3 Asset which is subject to a Portfolio Document Material Default; or (c) a Funded Asset, that, as of a Determination Date, has been Off-Lease or not subject to a Loan Asset for a period of 180 consecutive days, regardless of whether it is subject to a letter of intent to re-lease, refinance or sell such Funded Asset, provided that, for the purposes of this clause (c), a Funded Asset will be deemed to be Off-Lease notwithstanding it is subject to an executed Asset Lease if no Rental Payments have been due and payable pursuant to the terms of an Asset Lease for a period of 180 consecutive days. “Upfront Fee Letter” means each upfront fee letter between the Borrower and each Initial Lender, each dated May 3, 2024. “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107 56. “Usage Fees” means rent (whether called usage fee, supplemental rent, utilization rent, maintenance reserve or any similar term) that is in addition to basic rent for the Owned Asset (regardless of how such basic rent is calculated) payable under an Asset Lease, including such additional rent that is based on hours or cycles of operation of the life-limited parts of an Owned Asset. - 54 -#4921-3226-4509v1#4921-3226-4509v7 “Utilization Change Event” means: (a) any Owned Asset becomes an Unutilized Asset; or (b) any Owned Asset which was an Unutilized Asset ceases to be an Unutilized Asset. “Utilization Test Failure” means, as of any date of determination, at all times during the six-month period ending on such date there has been a Utilization Test Failure Event. “Utilization Test Failure Date” means the first day on which the relevant Utilization Test Failure occurred (which shall remain the Utilization Test Failure Date until no Utilization Test Failure is continuing). “Utilization Test Failure Event” means, as of any date of determination, the aggregate Value of all Unutilized Assets exceeds [*]% of the aggregate Value of all Funded Assets which are a Group 1 Asset, Group 2 Asset or Underlying Asset. “Value” means: (a) for each Owned Asset subject to an Asset Operating Lease, the Appraised Value of such Owned Asset; (b) for each Loan Asset, the aggregate principal outstanding thereunder; and (c) for each Owned Asset subject to an Asset Finance Lease, the Asset Finance Lease Value of such Asset Finance Lease. “Warranties” means, with respect to any Asset, Asset Lease or Loan Asset, any warranties relating to the Owned Asset or Underlying Asset (including related Airframe, Aircraft Engines and Parts) including those provided by any manufacturer of the foregoing. “Weighted Average Remaining Lease Term” means, as of any date of determination, the quotient of (a) the sum of each Weighted Average Remaining Lease Term Component for each Owned Asset subject to an Asset Lease divided by (b) the Appraised Value of all Owned Assets subject to an Asset Lease. “Weighted Average Remaining Lease Term Component” means, for any Owned Asset subject to an Asset Lease, the product of (a) such Owned Asset’s Appraised Value and (b) the Remaining Lease Term of the Asset Lease related to such Owned Asset expressed as a whole number, with any partial years rounded up or down (as applicable) to the nearest whole number. “Weighted Average Remaining Lease Term Event” means, as of any date of determination, the occurrence of the Weighted Average Remaining Lease Term for all Asset Leases being less than 12 months. - 55 -#4921-3226-4509v1#4921-3226-4509v7 “WLFC” means Willis Lease Finance Corporation. “WLFC Change in Control” means (i) (a) any transaction or series of related transactions in which any Unrelated Person or two or more Unrelated Persons acting in concert acquire beneficial ownership (within the meaning of Rule 13d 3(a)(1) under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 50% of the voting power of all of the outstanding capital stock of WLFC and (b) at any time during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of WLFC (together with any new or replacement directors whose elections by the shareholders of WLFC was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of WLFC then in office; or (ii) WLFC consolidates with or merges into another Person or conveys, transfers or leases all or substantially all of its assets to any Person or any Person consolidates with or merges into WLFC, in either event pursuant to a transaction in which the ownership interests in WLFC are changed into or exchanged for cash, securities or other property, with the effect that any Unrelated Person acquires beneficial ownership, directly or indirectly, of more than 50% of the voting power of all the outstanding capital stock of WLFC or that the Persons who were the holders of the voting power of all the outstanding capital stock of WLFC immediately prior to the transaction hold less than 50% of the interests of the surviving entity after the transaction. In no event shall a Permitted WLFC Change in Control constitute a WLFC Change in Control. “WMES” means Willis Mitsui & Co Engine Support Limited. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise: (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other - 56 -#4921-3226-4509v1#4921-3226-4509v7 document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein); (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns; (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof; (d) all references herein to Articles, Sections and Schedules shall be construed to refer to Articles and Sections of, and Schedules to, this Agreement; (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights; (f) any reference to a provision of law is a reference to that provision as amended or re-enacted; and (g) any reference to a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organization. Section 1.03 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect in the United States of America from time to time; provided that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Section 1.04 Terms Defined in the Cape Town Convention. The following terms shall have the respective meanings ascribed thereto in the Cape Town Convention: “Administrator”, “Aircraft Object”; “associated rights”, “Contracting State”, “Contract of Sale”, “International Interest”, “International Registry”; “power to dispose”, “Professional User Entity”, “Prospective Sale”, “Prospective International Interest”, “situated in” and “Transacting User Entity”.

- 57 -#4921-3226-4509v1#4921-3226-4509v7 ARTICLE II THE CREDIT Section 2.01 The Commitments. (a) The Purpose. The purpose of each Loan made hereunder is, in each case during the Availability Period, (i) to refinance Assets originated or acquired prior to the Closing Date and (ii) to finance or refinance Assets originated or acquired after the Closing Date including by way of acquisition of the applicable Asset Interest. (b) The Loans. The Lenders severally agree, on the terms and conditions hereinafter set forth, to make loans to the Borrower (each, a “Loan”) on the Drawdown Date relating thereto, in an aggregate amount, as specified in a Loan Request, up to the maximum amount determined in accordance with Section 2.01(a). Only one Loan shall be made in respect of each Asset, provided that (i) the Borrower will be able to borrow a Loan with respect to an Asset which had been subject to a Loan which had been repaid in full at least 60 days prior to the Applicable Drawdown Date of such new Loan and (ii) the Borrower may submit an Off-Lease Owned Asset True-Up Request pursuant to Section 2.02(c). (c) Maximum Amounts of Loans. (i) The aggregate principal amount of a Loan requested in respect of an Asset shall not exceed the lower of: (A) the Permitted Advance Amount in respect of such Asset (provided that in case of an applicable Asset Interest, the Permitted Advance Amount shall be calculated in respect of the Owned Assets and Loan Assets which are owned by the Asset Owning Entity which the Borrower Group Company shall acquire pursuant to the acquisition of such Asset Interest); and (B) the maximum amount which may be utilized in respect of such Asset without causing an LTV Event or a Concentration Breach Event. (ii) The amount of each Loan, together with all Loans made hereunder and any other Loans to be made on the same Drawdown Date, shall not exceed the aggregate amount of the Maximum Loan Amount and, with respect to the portion of the Loans funded by any Lender, when aggregated with all Loans then outstanding that were made by such Lender (including, with respect to any Granting Lender, any such Loans made by any Conduit Lender designated by such Granting Lender pursuant to Section 2.06), exceed such Lender’s Commitment. (iii) Subject to the foregoing Section 2.01(c)(ii), the Borrower may request that the Lenders advance funds against any Assets in an amount less than the Permitted Advance Amount for such Asset. - 58 -#4921-3226-4509v1#4921-3226-4509v7 Section 2.02 Loans and Borrowings. (a) Obligations of Lenders. Each Loan shall be made as part of a borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Applicable Percentage. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that all obligations of the Lenders hereunder are several and no Lender shall be responsible for any other Lender’s failure to make Loans or take any other action as required hereunder. (b) Funding of Loans. Without limiting Section 2.16, each Lender shall advance its participation in each Loan from its applicable Lending Office. (c) Off-Lease Owned Asset True-Up. (i) If any Loan is made hereunder in respect of an Owned Asset which is Off-Lease and the original amount of such Loan would have been greater but for such Owned Asset being Off-Lease, then, until the date that is three months following the Drawdown Date for such Owned Asset, upon such Owned Asset becoming subject to an Asset Lease which has commenced and thereby ceasing to be Off-Lease, the Borrower may request that the Lenders advance an additional Loan to the Borrower in an amount equal to the Off-Lease Owned Asset True-Up Amount in respect of the initial Loan made in respect of such Owned Asset, by notifying the Administrative Agent of such request in writing (such written request, an “Off-Lease Owned Asset True-Up Request”) no later than 12:00 p.m. (New York City time) two Business Days (or such shorter period agreed between the Borrower and the Administrative Agent) before the date on which it is requested that such additional funds be made available. On the date specified in the relevant Off-Lease Owned True-Up Request, (a) the Lenders shall advance a Loan to the Borrower ratably in accordance with their respective Commitment equal, in the aggregate, to the Off-Lease Owned Asset True-Up Amount specified in the applicable Off-Lease Owned True-Up Request and (b) the outstanding principal balance of the Loan in respect of such previously Off-Lease Owned Asset shall increase by such Off-Lease Owned Asset True-Up Amount. “Off-Lease Owned Asset True-Up Amount” means, with respect to any Loan and the related Owned Asset an amount equal to (x) (1) the Permitted Advance Amount for such Owned Asset determined as of the original applicable Drawdown Date for such Owned Asset as if such Owned Asset was not Off-Lease less (2) the aggregate Amortization Amount that would have been due in respect of such Owned Asset through such date of determination less (y) the principal amount of the Loan as of the applicable Drawdown Date for the Off-Lease Owned Asset True-Up Amount with respect to such Owned Asset (prior to giving effect to such the increase of such Loan by the Off-Lease Owned Asset True-Up Amount). (ii) It shall be a condition to the making of a Loan in respect of an Off-Lease Owned Asset True-Up Amount that immediately prior to making such Loan the conditions in Sections 3.02(h)(iii), (k), (l), (m), (n) and (p) must be satisfied. - 59 -#4921-3226-4509v1#4921-3226-4509v7 Section 2.03 Requests for Loans. (a) Notice by the Borrower. To request a Loan, the Borrower shall notify the Administrative Agent and the Security Trustee of such request by email not later than 12:00 p.m. (New York City time) threetwo Business Days before the Drawdown Date applicable to the date of the proposed Loan (or such shorter period agreed between the Borrower and the Administrative Agent) by way of providing a Loan Request as further detailed in Section 2.03(b) below. The Borrower shall deliver all requests to the Administrative Agent by properly transmitting such request by electronic mail in a format reasonably acceptable to the Administrative Agent to the electronic mail addresses corptrust@bankofutah.com or such other electronic mail address (or similar means of electronic delivery) as the Administrative Agent or the Security Trustee (as the case may be) may notify the Borrower. So long as the Borrower shall have notified the Administrative Agent in writing at least one Business Day prior to the proposed Drawdown Date set forth in a Loan Request, the Borrower may (i) revoke any Loan Request or (ii) amend the amount of the Loan requested in a Loan Request. (b) Funding Package. The Borrower shall submit to the Administrative Agent a package (a “Funding Package”) prepared by the Borrower or Servicer prior to the Drawdown Date therefore, which shall consist of the following items (it being agreed by the Administrative Agent that the Borrower or Servicer may submit such items to the Administrative Agent in parts and at such time as the Administrative Agent receives the last of the required information, such information, in aggregate, shall constitute a complete Funding Package): (i) each Loan Request in respect of an Asset, which shall specify the following information and be in substantially the form attached hereto as Schedule IV: (A) whether the Asset in relation thereto is an Owned Asset or a Loan Asset and whether such Asset shall be acquired pursuant to the acquisition of an Asset Interest; (B) the amount of the requested Loan and in respect of an Owned Asset or a Loan Asset and the Initial Appraised Value of the Owned Asset or Underlying Asset; (C) the Drawdown Date of such Loan, which shall be a Business Day during the Availability Period; (D) the location and number of the account to which funds are to be disbursed, which shall comply with the requirements of Section 2.04; and (E) a complete list in the Annex to such Loan Request of the relevant Owned Assets or Underlying Assets (including the manufacturer, model and manufacturer’s serial number) which comprise the relevant Assets to be acquired, financed or refinanced as of the Applicable Drawdown Date and each Asset Owning Entity that owns or - 60 -#4921-3226-4509v1#4921-3226-4509v7 will own such Owned Asset or Loan Asset as of the Applicable Drawdown Date and the details of any Stock Assets also to be acquired; (ii) a copy of the relevant Portfolio Documents; (iii) a copy of the Initial Appraisals; and (iv) (i) in the case of an Asset Lease, the amount of the Initial Maintenance Reserve Required Amount for the relevant Asset and a Maintenance Estimate specific to such Asset; (v) (ii) in the case of any Owned Asset, if applicable, copies of the certificate of registration and the certificate of airworthiness for the Owned Asset, in each case issued by the appropriate aviation authority in the State of Registration. (c) Notice by the Administrative Agent to the Lenders. Promptly following receipt of a Loan Request in accordance with this Section (and in no event later than 5:00 p.m. (New York City time) on the same day), the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Loan to be made by each Lender. (d) Multiple Assets. If, on any Drawdown Date, the Borrower wishes to draw Loans in respect of multiple Assets, it shall not be required to deliver a separate Loan Request for each such Loan provided the Borrower complies with Section 2.03(b) in respect of each applicable Asset. Section 2.04 Funding of Borrowings. (a) Funding by Lenders. Each Designated Lender shall make each Loan (or cause the Conduit Lender it sponsors or for which it acts as a Support Party, if any, to make each Loan) to be made by it hereunder to the Borrower on the proposed date thereof by wire transfer of immediately available funds by 10:00 a.m. (New York City time) on the Drawdown Date, to the Funding Account to be held by the Security Trustee pending satisfaction (or waiver in accordance with the terms of this Agreement) of each of the conditions to such Drawdown Date specified in Section 3.02. The Security Trustee shall make such Loans available to the Borrower by crediting the amounts so received, in like funds in accordance with the applicable Loan Request by 11:00 a.m. (New York City time) subject to satisfaction (or waiver in accordance with the terms of this Agreement) of each of the conditions to such Drawdown Date specified in Section 3.02 and the other terms of this Agreement. (b) Delayed Funding. If, for any reason, the applicable Asset to be financed hereunder on the date specified in the relevant Loan Request (the “Scheduled Drawdown Date”) shall not be so financed on or prior to seven Business Days (or such longer period as agreed by the Borrower requested by the Borrower in a Loan Request, the Lenders will transfer an amount equal to the amount of the Prepositioned Funds specified in such Loan Request to the Administrative Agent (prior to the satisfaction of applicable conditions precedents under Section 3.02), and the Administrative Agent) after the Scheduled Drawdown Date (the “Cutoff Date”), the funds held in shall further transfer such Prepositioned Funds to (x) the Funding Account (the “Prepositioned Funds”), and earnings

- 61 -#4921-3226-4509v1#4921-3226-4509v7 thereon, shall be invested and reinvested by the Security Trustee at the sole direction, for the account, and at the risk of the Borrower in an overnight investment selected by the Borrower and acceptable to the Security Trustee. or (y) an account specified in writing by the Borrower (which may be set out in the Loan Request) that is subject to a Prefunding Escrow Agreement. The Administrative Agent shall on the date specified in the relevant Loan Request (the “Scheduled Drawdown Date”) make available to the Borrower to the account(s) designated in the applicable Loan Request the amount of such Prepositioned Funds in immediately available funds via wire transfer by 12:00 p.m. (New York City time). Any Prepositioned Funds may remain in the Funding Account or a Prefunding Escrow Agreement (as applicable) until the date is five Business Day from the Scheduled Drawdown Date (or such longer period as agreed by the Borrower and the Administrative Agent (as directed by the Lenders)) (the “Return Date”). If the actual Drawdown Date for the applicable Asset is a date falling after the Scheduled Drawdown Date, the Borrower shall pay interest at the Interest Rate to each Lender on the amount of its Prepositioned Funds for the period from and including such Scheduled Drawdown Date to but excluding the earlier of (A) the actual Drawdown Date for such Asset or (B) the CutoffReturn Date. InterestAny interest on the Prepositioned Funds accrued pursuant to the preceding sentence shall be paid on the next succeeding Payment Date. If, for any reason, the Asset to be financed hereunder shall not be so financed on or prior to the CutoffReturn Date, (1) the Security Trustee shall return each Lender’s portion of the Prepositioned Funds to such Lender. or (2) the Borrower or Security Trustee (as applicable) shall instruct the Prefunding Escrow Agent to return the Preposition Funds to the Security Trustee, who shall return each Lender’s portion of the Prepositioned Funds to such Lender. (c) In connection with any Prepositioned Funds, the Lenders and the Security Trustee agree to cooperate with any reasonable request by the Borrower to enter into one or more escrow agreements or refund letters in form and substance reasonably satisfactory to the Administrative Agent, Security Trustee and the Lenders (collectively, a “Prefunding Escrow Agreement”); provided that any escrow agreement or refund letter in form and substance substantially similar to a prior Prefunding Escrow Agreement shall be reasonably satisfactory. Section 2.05 Termination and Reduction of the Commitments. (a) The Commitment of each Lender shall be automatically reduced to zero on the Commitment Termination Date. (b) In addition, the Borrower shall have the right, upon at least five Business Days’ written notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the Commitments of the Lenders; provided that, any partial reduction of the Commitments shall be in an aggregate original principal amount of at least $5,000,000 and in $1,000,000 multiples thereafter (or such lesser amount as shall equal the remaining Commitments), and the amount thereof shall be specified in such written notice. Once terminated or reduced, the Commitments may not be reinstated. Section 2.06 Conduit Lenders. Notwithstanding anything to the contrary contained herein, any Designated Lender (a “Granting Lender”) may grant to its Eligible Conduit Lender, - 62 -#4921-3226-4509v1#4921-3226-4509v7 identified in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to Section 2.01; provided that (i) no Conduit Lender shall be committed to make any Loan or have any obligation to pay any amount in excess of amounts available to such Conduit Lender after paying or making provision for the payment of its commercial paper and related amounts and nothing herein shall constitute a commitment to make a Loan or pay any other obligation by any Conduit Lender, and (ii) if a Conduit Lender elects not to exercise such option or otherwise fails to provide all or any part of such Advance or any other obligation, the Granting Lender shall be obligated to make such Advance or pay such other obligation pursuant to the terms hereof on the date such Advance is to be made or other obligations paid, without notice or demand from such Borrower. For the avoidance of doubt, no action or inaction by any Conduit Lender will excuse any of the obligations of any Designated Lender as provided herein, including, but not limited to, the obligations to make timely Advances, as provided in Section 2.02 and Section 2.04. The making of a Loan by a Conduit Lender hereunder shall utilize the Commitment of the related Granting Lender to the same extent, and as if, such Advance were made by such Granting Lender. No Conduit Lender shall have an Allocation hereunder. Each Granting Lender listed in Schedule I under the heading “Granting Lender” hereby designates each entity so identified in such Schedule as its Conduit Lenders, each of which is, as of the date hereof, an Eligible Conduit Lender with respect to such Granting Lender. For the avoidance of doubt, no Conduit Lender shall be obligated to make any Advance hereunder. Section 2.07 Repayment of Loans; Evidence of Debt. (a) Repayment. On each Payment Date while the Loan for a particular Asset is outstanding, the Borrower hereby unconditionally promises to pay to the Security Trustee for account of the Lenders principal outstanding with respect to each Loan in an amount for each Payment Date equal to the applicable Amortization Amount with respect to such Loan. (b) Repayments from Surplus Amount; Cash Sweep. In addition to the requirements to repay the Loans in Section 2.07(a), the Borrower shall also be required to repay the Loans in an aggregate amount equal to the Scheduled Cash Sweep Amount on each Payment Date which occurs during the Term Period. The amounts calculated to be applied to the repayment of principal pursuant to this Section 2.07 shall be applied pro rata to all Loans outstanding on such Payment Date. - 63 -#4921-3226-4509v1#4921-3226-4509v7 (c) Final Repayment Date. The Borrower shall pay the entire principal amount of each Loan outstanding to the Borrower, together with all accrued unpaid interest thereon and all other amounts due, owing and payable under the Loan Documents, on the Final Repayment Date. (d) Maintenance of Records by Lenders. Each Lender shall maintain in accordance with its usual practice records evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (e) Maintenance of Records by the Security Trustee. The Security Trustee shall maintain in accordance with its usual practice records evidencing the indebtedness of the Borrower to each Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (f) Effect of Entries. The entries made in the records maintained pursuant to paragraph (d) or (e) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Security Trustee to maintain such records or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement. (g) Promissory Notes. Any Lender may request that Loans made by it be evidenced by a promissory note, each of which shall be a registered note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) substantially in the form of Schedule VI. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 12.04) be represented by one or more registered promissory notes in such form payable to the payee named therein and its registered assigns. Each Conduit Lender who shall so request shall be issued a Note in the amount of the Loans of such Conduit Lender and the Note of the Granting Lender shall be reduced by such amount. (h) Re-borrowing. During the Availability Period, the Borrower may re-borrow amounts repaid. After the end of the Availability Period, Loans incurred hereunder may not be re-borrowed once repaid. Section 2.08 Prepayment of Loans. (a) Optional Prepayments. The Borrower shall have the right on any date to prepay the Loans in whole or in part (pro rata among the Loans) together with all accrued and unpaid interest, any associated Break Funding Payments and any associated Hedging Payments (Unscheduled), subject to the requirements of Sections 2.06(c) and 2.06(d); provided that the Borrower may prepay the Loans allocable to a single Asset or related Asset Interest upon payment of an amount equal to the Mandatory Prepayment Amount with respect thereto as if a Disposition had occurred; provided further that any such prepayment shall not result in any Early Amortization Event or Concentration Breach Event (or if an Early Amortization Event or Concentration Breach Event already exists, shall not cause the relevant threshold to be further - 64 -#4921-3226-4509v1#4921-3226-4509v7 exceeded). The Borrower shall have the right on any date (subject to three Business Days’ written notice to the Administrative Agent) to prepay the Loans to the Borrower in whole or in part, provided that any partial prepayment of the Loans shall be (i) in an aggregate original principal amount of at least $5,000,000 and (ii) in $1,000,000 multiples thereafter (or such lesser amount as shall equal the entire outstanding principal amount of such Loans, or such other amount as may be necessary to refinance the allocable amount of such Loans relating to any Assets to be included in a Portfolio Transaction), and the amount thereof shall be specified in such written notice. (b) Early Amortization Prepayment. In the event that an Early Amortization Event has occurred and to the extent the Borrower has not otherwise elected, if they are entitled to so elect, to remedy such Early Amortization Event by providing Additional Collateral in accordance with Section 7.05, the Borrower may prepay the outstanding principal amount of each Loan (pro rata among the Loans and in inverse order of maturity) made to it which is necessary to prepay in order to remedy such Early Amortization Event. The Borrower shall be entitled to make such prepayment on a Payment Date or on any other date with five Business Days’ notice from the Borrower to the Administrative Agent of the amount which the Borrower shall prepay. (c) Right of Repayment in Relation to a Single Lender. If any sum payable to any Lender by the Borrower is required to be increased or any Lender claims indemnification from the Borrower under Section 2.12, Section 2.14 or Section 2.18, without prejudice to Section 2.16 and Section 2.17, the Borrower may, whilst the circumstance giving rise to the relevant requirement or indemnification continues, give the Administrative Agent at least three Business Days’ notice (or such shorter period as such Lender, acting reasonably, may agree) (which notice shall be irrevocable once given) of the Borrower’s intention to procure the repayment of that Lender’s participation in the Loans. On the date for prepayment specified in the Borrower’s notice under this Section 2.08(c), the Borrower shall repay or procure the repayment of that Lender’s participation in the Loans. (d) Mandatory Prepayments. (i) Total Loss. Upon receipt of the Net Available Proceeds relating to a Total Loss of a Funded Asset, and in any event within 365 days of the occurrence of such Total Loss, or if longer, the period set forth in the applicable Portfolio Document, the Borrower shall prepay an amount equal to the Mandatory Prepayment Amount on the date as determined pursuant to section 8.01(c)(i) of the Security Agreement. (ii) Disposition. Upon the Disposition of an Asset, the Borrower shall prepay an amount equal to the Mandatory Prepayment Amount on the date as determined pursuant to section 8.01(c)(i) of the Security Agreement. (iii) LTV Trigger Event. If an LTV Trigger Event has occurred, the Borrower shall, no later than three months following the date on which such LTV Trigger Event occurred, prepay the outstanding principal amount of the Loans made to it which is necessary to prepay in order to remedy such LTV Trigger Event. The Borrower shall make such prepayment

- 65 -#4921-3226-4509v1#4921-3226-4509v7 on a Payment Date or on any other date with three Business Days’ notice from the Borrower to the Administrative Agent of the amount which the Borrower shall prepay. (iv) DSCR. If a DSCR Trigger Event has occurred, the Borrower shall, no later than six months following the date on which such DSCR Trigger Event occurred, prepay the outstanding principal amount of the Loans made to it which is necessary to prepay in order to remedy such DSCR Trigger Event. The Borrower shall make such prepayment on a Payment Date or on any other date with three Business Days’ notice from the Borrower to the Administrative Agent of the amount which the Borrower shall prepay. (v) WLFC Change in Control. Upon the occurrence of a WLFC Change in Control, unless the obligations in this clause (v) are waived by Lenders constituting the Required Lenders, the Commitments shall be terminated, and the Borrower shall be obligated to repay all outstanding Obligations under the Loan Documents in full, together with any Break Funding Payments as set forth in Section 2.13 within ten Business Days after the occurrence of the WLFC Change in Control. (vi) Prepayment of an Asset. Without duplication of Section 2.08(a), after the prepayment in whole or in part of a Loan Asset by the Loan Asset Borrower thereunder or a prepayment in whole or in part of the Principal Component by an Asset Lessee under an Asset Finance Lease or similar instrument in advance of the date on which such are due and payable pursuant to the Asset Lease related thereto, upon the aggregate amount of such prepayments during an Interest Period becoming equal to or greater than $5,000,000 (the “Prepayment Threshold”) the Borrower may prepay the Loan or Loans related thereto in an amount equal to such prepayments but not exceeding the outstanding principal amount of the Loan or Loans in respect of such Loan Asset with accrued interest thereon to the extent required by Section 2.10, on a Payment Date or on any other date with three Business Days’ notice from the Borrower to the Administrative Agent of the amount which the Borrower shall prepay. If, during any Interest Period, any such prepayment is made in accordance with this Section 2.08(e), to the extent that further prepayments by Asset Lessees, Loan Asset Borrowers equal or exceed the Prepayment Threshold (not counting amounts previously prepaid in accordance with this Section 2.08(e)(v)), the Borrower shall be entitled to make further prepayments of the Loans in accordance with this Section. To the extent that, during any Interest Period, Asset Lessees or Loan Asset Borrowers have made such prepayments, but no prepayments of the Loans are made in accordance with this Section, such prepayments shall be applied to the relevant Loans on the Payment Date at the end of such Interest Period in accordance with the terms the Security Agreement. (e) Notices, Etc. Each such notice of prepayment which is required and served pursuant to this Section 2.08 shall be irrevocable and shall specify the prepayment date, the principal amount of each Loan or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment. Promptly following receipt of any such notice relating to a Loan (and in no event later than 5:00 p.m. (New York City time) on the same day), the Administrative Agent shall advise the Lenders of the contents thereof. Prepayments under this Section 2.08 shall be made with no requirement for any fee penalties or premium but shall be accompanied with any Hedging Breakage Loss and any Break Funding Payment and shall be made in the manner specified in - 66 -#4921-3226-4509v1#4921-3226-4509v7 Section 2.08(b) and shall be subject to the payment priorities set forth in section 8 of the Security Agreement. (f) Application of Principal. Any partial prepayment of the Loan under Section 2.08(a) or Section 2.08(b) will reduce the outstanding principal balance of the Loan in the inverse order of maturity (including any balloon amount) and second, after the amounts that would be due and owing on the Final Repayment Date are reduced to zero, reducing the Amortization Amount due on the then-latest Payment Date. Any principal amounts prepaid pursuant to Section 2.08(e) shall be applied, first, to the Loan for the relevant affected Asset (as notified by the Servicer or Borrower to the Administrative Agent) and, second, in the case of any excess such as the excess prepayment required in the case of certain Dispositions, pro rata to the Loans for each other Asset. Section 2.09 Fees. (a) Security Trustee Fees. The Borrower agrees to pay to the Security Trustee, for its own account in its role as Security Trustee, fees and expenses payable in the amounts and at the times separately agreed upon between the Borrower and the Security Trustee. (b) Unused Commitment Fee. Whether or not any Loans are made, the Borrower agrees to pay to the Security Trustee for the account of each Lender an unused commitment fee (the “Unused Commitment Fee”), which shall accrue at an amount equal to the unutilized and available portion of the Commitments multiplied by: (i) [*]% per annum, if the utilized and unavailable portion of the Commitments is less than [*]% of the Maximum Loan Amount; or (ii) [*]% per annum, if the utilized and unavailable portion of the Commitments is equal to or greater than [*]% of the Maximum Loan Amount, in each case on a daily basis for each day on the unutilized portion of the Commitment of each Lender which has not otherwise been cancelled during the period from and including the Closing Date to but excluding the last day of the Availability Period applicable to the respective Commitments. Accrued Unused Commitment Fees shall be computed on the basis of a year of 360 days and actual days elapsed and shall be payable in arrears on each Payment Date. (c) Payment of Fees. All fees payable hereunder shall be paid on the dates due to the Security Trustee. Fees paid shall not be refundable under any circumstances. Section 2.10 Interest. (a) Interest. The Borrower unconditionally agrees to pay interest on each Loan made to it at a rate per annum (the “Interest Rate”) equal to (i) Term SOFR, or, if applicable, the Benchmark Replacement, for the applicable Interest Period plus the Applicable Margin or (ii) to the extent required by Section 2.11, Section 2.18 or Section 2.19, the Base Rate for the applicable Interest Period plus the Applicable Margin. - 67 -#4921-3226-4509v1#4921-3226-4509v7 (b) Default Interest. Upon the occurrence and during the continuance of an Event of Default, the Borrower agrees to pay interest on each amount that is due from the Borrower, and unpaid, at the Default Rate, or, in the case of the principal of any Loan that is due and unpaid, at the Default Rate minus the Interest Rate. (c) Payment of Interest. Accrued interest on each Loan shall be payable by the Borrower in arrears on each Payment Date for such Loan; provided that in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment. (d) Interest Computation. All interest hereunder shall be computed on the basis of a year of 360 days (or in the case of interest computed by reference to the Base Rate at times when the Base Rate is based on the Prime Rate, such interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year)), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. The applicable Base Rate or Term SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. (e) Interest Periods. The “Interest Period” for each Loan shall be as follows: (i) The first Interest Period for each Loan shall commence on the Drawdown Date in respect thereof and shall end on the first Payment Date to occur thereafter. Thenceforth each subsequent Interest Period in respect of such Loan shall be the one-month period which begins on the last day of the preceding Interest Period and which (except for the final Interest Period) ends on the subsequent Payment Date. (ii) The final Interest Period in relation to each Loan shall end on the earlier of Final Repayment Date (as applicable) or the date of any prepayment in full of such Loan. (iii) In respect of each Interest Period, interest shall be calculated from (and including) the first day of such Interest Period to (but excluding) the last day thereof. Section 2.11 Illegality. (a) Illegality of Loans. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender to honor its obligation to make or maintain or fund Loans whose interest is determined by reference to SOFR, the Term SOFR Reference Rate or Term SOFR, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate or Term SOFR, then such Lender shall promptly notify the Borrower thereof (with a copy to the Administrative Agent) (an “Illegality Notice”). If the Borrower so requires, such Lender, the Administrative Agent and the Borrower shall, for a period of up to 60 days (or such longer period as the parties may agree) after the date on which the Borrower received such Illegality Notice, negotiate in good faith with a view to concluding arrangements whereby such Lender’s obligation to make or continue its Loans shall be able to be maintained. - 68 -#4921-3226-4509v1#4921-3226-4509v7 Each such Lender shall consider, at the Borrower’s request, transferring its rights and obligations hereunder to another of its offices or branches or to an affiliate or other actions which would avoid or not cause such circumstances to arise and shall otherwise take such reasonable steps as may be open to it to avoid such illegality; provided that such Lender shall be under no obligation to take any such action if, to do so in such Lender’s opinion, might involve it (or any of its Affiliates) in any unlawful activity, or might result in it (or any of its Affiliates) suffering any loss, cost, liability expense or disadvantage in respect of Taxes which has not been indemnified by the Borrower or other Borrower Group Company to the reasonable satisfaction of such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment requested by the Borrower. In any such case, such Lender’s obligation to make or continue such Loans shall be suspended until such time as such Lender may again make and maintain Loans (in which case the provisions of paragraph (b) of this Section 2.11 shall be applicable). (b) Treatment of Affected Loans. Upon receipt of an Illegality Notice, Borrower shall, if necessary to avoid such illegality and if the obligation of any Lender to make Loans or to continue Loans shall be suspended pursuant to this Section 2.11, upon demand from any Lender (with a copy to Administrative Agent), prepay or, if applicable, convert such Lender’s outstanding Loans into Loans bearing interest at the Base Rate plus the Applicable Margin on the last day(s) of the then current Interest Period(s) for such Loans or on such earlier date as may be required by Applicable Law as such Lender may specify to the Borrower with a copy to the Administrative Agent and, unless and until such Lender gives notice as provided in paragraph (c) of this Section that the circumstances that gave rise to such conversion no longer exist: (i) to the extent that such Lender’s Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s Loans shall be applied instead to its Loans bearing interest at the Base Rate; and (ii) all Loans that would otherwise be made or continued by such Lender as Loans shall be made or continued instead as Loans bearing interest at the Base Rate plus the Applicable Margin. (c) End of Illegality. If any Lender whose obligation to make or maintain Loans has been suspended pursuant to this Section 2.11 gives notice to the Borrower with a copy to the Administrative Agent that the circumstances that gave rise to such suspension no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans made by other Lenders are outstanding, such Lender’s Loans bearing interest at the Base Rate shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans, to the extent necessary so that, after giving effect thereto, all such Loans will bear interest at Term SOFR plus the Applicable Margin. Section 2.12 Increased Costs.

- 69 -#4921-3226-4509v1#4921-3226-4509v7 (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender; (ii) subject the Security Trustee, the Administrative Agent or any Lender to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender any other condition other than Taxes affecting this Agreement or Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder with respect to the Loans (whether of principal, interest or otherwise), then, upon request of such Lender, the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered, in each case; provided that such additional costs have not been compensated for pursuant to any other provision of this Agreement and provided further that the Borrower shall not be required to make payments to such Lender under this Section 2.12 to the extent the claim arises from such Lender’s willful breach of Applicable Law. (b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) Certificates from Lenders. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error; provided that such determinations and allocations are made on a reasonable and good faith basis. The Borrower shall pay such Lender the amount shown as due on any such certificate on the later of 10 Business Days after receipt thereof and the next succeeding Payment Date. - 70 -#4921-3226-4509v1#4921-3226-4509v7 (d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.12 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 90 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor. In allocating any amounts due under this Section 2.12, each Lender agrees that it shall not allocate any such amounts to the transactions contemplated by the Loan Documents and/or the assets and/or liabilities constituted or evidenced thereby for which it may seek compensation pursuant to this Section 2.12 in a manner which discriminates against the Borrower when compared to other similar obligors, transactions and assets and/or liabilities of the Lender and shall make such allocation in no less favorable a manner than the manner of allocation utilized in respect of such other similar obligors, transactions and assets and/or liabilities. Section 2.13 Break Funding Payments. In the event of: (a) the payment of any principal of any Loan other than on the last day of an Interest Period therefor (including as a result of an Event of Default); (b) the failure to borrow, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto; or (c) the assignment of any Loan as a result of a request by the Borrower pursuant to Section 2.17 or 12.02(c) other than on the last day of an Interest Period therefor, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense (other than loss of profit or margin) attributable to such event (such compensation, a “Break Funding Payment”). A certificate of any Lender setting forth in reasonable detail the calculation of any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate on the relevant prepayment date or date of assignment of the applicable Loan or in the case of paragraph (b), within three Business Days of written demand. Section 2.14 Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or a Borrower Group Company hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes; provided that if the Borrower, any Borrower Group Company, or the Security Trustee shall be required by Applicable Law to deduct any Indemnified Taxes from such payments, then: (i) the Borrower or such Borrower Group Company or the Security Trustee, as the case may be, shall make such deductions; - 71 -#4921-3226-4509v1#4921-3226-4509v7 (ii) the sum payable by the Borrower or such Borrower Group Company shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Security Trustee or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made; (iii) the Borrower or such Borrower Group Company, as the case may be, shall pay or cause to be paid the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law. (b) Payment of Other Taxes by the Borrower. In addition, the Borrower or any Borrower Group Company, as the case may be, shall pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law. (c) Indemnification by the Borrower. The Borrower and Borrower Group Companies as the case may be, shall indemnify the Security Trustee and each Lender, within 20 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) actually paid by the Security Trustee or such Lender, as the case may be, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower or Borrower Group Companies, as the case may be, by a Lender, or by the Security Trustee on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Excluded Taxes by the Borrower or Borrower Group Company, as the case may be, to a Governmental Authority, the Borrower or the Borrower Group Company shall if requested by the Security Trustee deliver to the Security Trustee the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the portion of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Security Trustee. (e) Status of Lenders. Any Lender that is entitled to an exemption from or reduction of withholding tax under applicable law (including an applicable treaty) with respect to payments made hereunder or under any other Loan Document shall deliver to the Borrower (with a copy to the Security Trustee), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. Further, any Lender, if requested by the Borrower or the Security Trustee, shall deliver such other documentation prescribed by applicable law, including any substitute, successor or additional forms, or reasonably requested by the Borrower or the Security Trustee as will enable the Borrower or the Security Trustee to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in this paragraph, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.14(e)(i) and (ii) below) shall not be required if in the Lender’s reasonable judgment such - 72 -#4921-3226-4509v1#4921-3226-4509v7 completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Each Lender shall promptly notify the Borrower and the Security Trustee of any change in circumstances that would modify or render invalid any previously claimed exemption or redemption. Without limiting the generality of the foregoing: (i) Each Lender that is a U.S. Person shall deliver to the Borrower and the Security Trustee on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Security Trustee), copies of executed IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; and (ii) Each Lender that is a Non-U.S. Person shall, to the extent it is legally able to do so, at the time such Lender becomes a party to this Agreement (and from time to time thereafter as reasonably requested in writing by the Borrower), execute and deliver to the Borrower (with a copy to the Security Trustee) whichever of the following is applicable: (A) in the case of a Lender claiming the benefits of an income tax treaty to which the United States is a party: (1) with respect to payments of interest under any Loan Document, copies of executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty; and (2) with respect to any other applicable payments under any Loan Document, copies of executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (B) copies of executed IRS Form W-8ECI; (C) in the case of a Lender which is a Non-U.S. Person claiming the benefits of the portfolio interest exemption under Section 881(c) of the Code: (1) a statement of such Lender signed under penalty of perjury that such Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10-percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”); and (2) copies of executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or (D) to the extent a Lender that is a Non-U.S. Person is not the beneficial owner, copies of executed IRS Form W-8IMY, accompanied by copies of executed IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-9, a U.S. Tax Compliance Certificate, and/or other certification documents from each beneficial owner, as

- 73 -#4921-3226-4509v1#4921-3226-4509v7 applicable; provided that if such Lender is a partnership and one or more direct or indirect partners of such Lender are claiming the portfolio interest exemption, such Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner. (f) Treatment of Certain Tax Refunds. If the Security Trustee or a Lender believes in its sole discretion exercised in good faith that it has actually received a Tax (including Other Tax) refund (including an offset against tax due in lieu of payment of a refund) resulting from any amount or additional amount paid by the Borrower or a Borrower Group Company under this Section 2.14, it shall pay to the Borrower or such Borrower Group Company all or part of that benefit (but only to the extent of amounts paid under this Section 2.14 with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses (including Taxes) of the Security Trustee or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). The Borrower or such Borrower Group Company, upon the request of the Security Trustee or such Lender, shall repay to the Security Trustee or such Lender the amount paid over pursuant to this paragraph (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that the Security Trustee or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the Security Trustee or a Lender be required to pay any amount to the Borrower or a Borrower Group Company pursuant to this paragraph (f) the payment of which would leave the Security Trustee or the Lender (after that payment) in a less favorable net after-Tax position than it would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and no amount or additional amount had been required to be paid. This paragraph shall not be construed to require the Security Trustee or any Lender to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person. (g) Claim Notice. If a claim is made against the Security Trustee or a Lender, as the case may be, for any Indemnified Taxes (a “Claim”), the Security Trustee or such Lender shall, as promptly as practicable after receipt of a written notification of such Claim, give the Borrower written notification of such Claim; provided that the failure to give such notice on a timely basis shall not preclude a Claim for indemnification hereunder. (h) FATCA. (i) Each Lender shall deliver to the Borrower and the Security Trustee at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Security Trustee such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Security Trustee as may be necessary for the Borrower and the Security Trustee to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this paragraph, “FATCA” shall include any amendments made to FATCA after the date of this Agreement. - 74 -#4921-3226-4509v1#4921-3226-4509v7 (ii) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Security Trustee in writing of its legal inability to do so. (i) Indemnification by Lenders. Each Lender shall severally indemnify the Security Trustee, within 30 days after demand therefor, for: (i) any Indemnified Taxes attributable to such Lender; (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.04 relating to the maintenance of a Participant Register; and (iii) the full amount of any Excluded Taxes attributable to such Lender or any Participant of such Lender (or, in the case of a Lender that is treated as a partnership for U.S. federal income tax purposes, any direct or indirect beneficial owner of such Lender) that are payable or paid by the Security Trustee, and reasonable expenses arising therefrom or with respect thereto, whether or not such Excluded Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Security Trustee shall be prima facie evidence thereof absent manifest error. Section 2.15 Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) Payments by the Borrower Group Companies. Each Borrower Group Company shall make each payment required to be made by it hereunder (whether of principal, interest, fees, or other amount, or under Section 2.12, 2.13, 2.14 or 2.18 or otherwise) or under any other Loan Document (except to the extent otherwise provided therein) to the Collections Account, for application in accordance with section 8 of the Security Agreement prior to 1 p.m. (New York City time) on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension; provided that, in the case of principal of and interest payable hereunder on a Payment Date, if by virtue of such extension such payment would fall in the next succeeding month, such sum shall be payable on the next preceding Business Day. All payments hereunder or under any other Loan Document (except to the extent otherwise provided therein) shall be made in Dollars. (b) Pro Rata Treatment. Except to the extent otherwise provided herein: (i) each Loan shall be made from the Lenders pro rata according to the amounts of their respective Commitments; (ii) each Loan shall be allocated pro rata among the Lenders according to their respective Applicable Percentage; - 75 -#4921-3226-4509v1#4921-3226-4509v7 (iii) each payment or prepayment of principal of Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them; and (iv) each payment of interest on Loans by the Borrower shall be made for the account of the Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders. (c) Sharing of Payments by Lenders. If any Secured Party shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on account of the Loans resulting in such Secured Party receiving payment of a greater proportion of the aggregate amount of such Loans and accrued interest thereon then due than the proportion received by any other Secured Party, then the Secured Party receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and Commitments of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this paragraph shall not be construed to apply to: (A) an assignment or participation made pursuant to Section 12.02(c) or 2.17; or (B) any other payment made pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to WLFC or any Affiliate thereof (as to which the provisions of this paragraph shall apply unless such assignment or participation is made pursuant to Section 12.04(b)(iii) or 2.17). Each Borrower Group Company consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower Group Company rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower Group Company in the amount of such participation. - 76 -#4921-3226-4509v1#4921-3226-4509v7 (d) Presumptions of Payment. Unless the Security Trustee shall have received notice from the Borrower prior to the date on which any payment is due to the Security Trustee for account of the Lenders hereunder that the Borrower will not make such payment, the Security Trustee may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Security Trustee forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Security Trustee, at the Federal Funds Rate. (e) Certain Deductions by the Security Trustee. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.15(d), then the Security Trustee may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Security Trustee for account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid. Section 2.16 Mitigation Obligations; Designation of a Different Lending Office. If: (a) any Lender requests compensation under Section 2.12; or (b) the Borrower is required to pay any indemnification or additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to Section 2.14; then such Lender shall, as soon as reasonably practicable upon its Lending Office becoming aware of the same, notify the Borrower thereof. If the Borrower so requires, such Lender and the Security Trustee shall negotiate in good faith with a view to concluding arrangements whereby payments can be made hereunder or obligations maintained and performed in such manner, place, currency and other circumstances as shall not give rise to such increased payment or claim for such, as the case may be, and so as to achieve substantially the same result as would have been achieved had such claim or increased payment, as the case may be, not occurred and, in connection therewith, such Lender shall consider (without prejudice to the right of the Lenders to structure their affairs as they see fit), at the Borrower’s request, transferring its rights and obligations hereunder to another of its offices or branches or to an affiliate or other actions which would avoid or not cause such circumstances to arise and shall otherwise take such reasonable steps as may be open to it to mitigate the effects of such circumstances; provided that such Lender shall be under no obligation to take any such action if to do so in such Lender’s opinion might involve it (or any of its Affiliates) in any unlawful activity, or would or would be likely to result in it (or any of its Affiliates) suffering any loss, cost, liability, expense or disadvantage in respect of Taxes in respect of which it has not been indemnified by the Borrower or any Borrower Group Company to the reasonable satisfaction of such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment requested by the Borrower.

- 77 -#4921-3226-4509v1#4921-3226-4509v7 Section 2.17 Replacement of Lenders. If: (a) it becomes illegal for any Lender to make its Loans under Section 2.11; (b) any Lender requests compensation under Section 2.12; or (c) the Borrower is required to pay any indemnification or additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to Section 2.14, and such circumstances do not apply to all of the Lenders, or if any Lender is a Defaulting Lender, then the Borrower may, at its sole expense, upon notice to such Lender and the Administrative Agent, cause such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 12.04), all its interests, rights and obligations under this Agreement, together with all Loans held by any related Conduit Lender, to an assignee that shall assume such obligations (which assignee may be WLFC or an Affiliate thereof or another Lender, if such Lender accepts such assignment or any other bank or financial institution reasonably acceptable to the Administrative Agent acting at the direction of the Required Lenders); provided that: (i) such Lender shall have received payment of an amount equal to the outstanding principal amount of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder or under any other Loan Document (including any Break Funding Payments if the assignment occurs other than on a Payment Date), from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (ii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments; and (iii) such Lender shall be under no obligation to accept such if such might, in such Lender’s opinion, involve it or any of its Affiliates in any unlawful activity, or would or would likely result in it or any of its Affiliates suffering any loss, cost, liability, expense or disadvantage in respect of Taxes in respect of which it has not been indemnified by the Borrower or any Borrower Group Company to the reasonable satisfaction of such Lender. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. - 78 -#4921-3226-4509v1#4921-3226-4509v7 Section 2.18 Market Disruption. Subject to Section 2.19, in the event that the Administrative Agent shall have determined in its reasonable discretion (which determination shall be final and conclusive and binding upon the Borrower and the Lenders absent manifest error), on or prior to any interest rate determination date, that adequate and fair means do not exist for ascertaining the Interest Rate applicable to a Loan on the basis provided for in the definition of Term SOFR, or, if Lenders holding at least 66.7% of the aggregate principal amount of the Loans notify the Administrative Agent that the cost to each such notifying Lender of maintaining the Loans exceeds the applicable Term SOFR ascertained as set forth in the definition of Term SOFR (or, if applicable, the applicable Benchmark Replacement) the Administrative Agent shall on such date give notice (by email, facsimile or telephone confirmed in writing) to the Borrower and each Lender of such determination, whereupon the Interest Rate applicable to any Loan for any subsequent Interest Period shall be equal to the Base Rate plus the Applicable Margin until the Administrative Agent has revoked such notice. Upon receipt of such notice, the Borrowers may revoke any pending Loan Request. Section 2.19 Benchmark Replacement Setting. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. - 79 -#4921-3226-4509v1#4921-3226-4509v7 (c) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (d) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (i) the Borrower may revoke any request for an Loan and, if the Borrower does not revoke any such request within three Business Days of receipt of such notice, the Borrower will be deemed to have converted (A) any such request into a request for a Loan bearing interest at the Base Rate plus the Applicable Margin and (B) any outstanding affected Loan will be deemed to have been converted into a Loan bearing interest at the Base Rate plus the Applicable Margin on the last day(s) of the then current Interest Period(s) for such Loans. ARTICLE III CONDITIONS Section 3.01 Effective Date. (a) Documentary Conditions. The Loan Documents shall become effective on the date on which the Administrative Agent shall have received (or have received evidence of) each of the following, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent acting in consultation with the Required Lenders: (i) Organizational Documents. Certified copies of the limited liability company agreement (or equivalent documents), formation certificate (or equivalent document) and good standing certificates (if applicable) of the Borrower and WLFC, and of all organizational authority (including, without limitation, board of director or manager resolutions and evidence of the incumbency, including specimen signatures, of officers) of the Borrower and WLFC with respect to the execution, delivery and performance of the Loan Documents by the Borrower and WLFC on the Effective Date. - 80 -#4921-3226-4509v1#4921-3226-4509v7 (ii) Executed Counterparts. (A) From each party hereto, a counterpart of this Agreement signed on behalf of such party (which may include email transmission of a signed signature page to this Agreement); and (B) Each of the Security Agreement, the Upfront Fee Letters, the Structuring Fee Letters, the Borrower Pledge and the Servicing Agreement shall have been duly executed and delivered by each party thereto (excluding any Finance Party to the extent party thereto). (iii) Opinions of Counsel to the Borrower Group Companies. Written opinions (addressed to the Secured Parties and dated the Effective Date), in each case in customary form and which may contain customary qualifications and exceptions, of Milbank LLP, as special New York law counsel to the Borrower, Morris James LLP, as Delaware counsel to the Borrower and WLFC, and Parr Brown Gee & Loveless, as special Utah law counsel to the Security Trustee and Administrative Agent (provided that such Utah law opinion may be provided up to three Business Days after the Effective Date). (iv) “Know Your Customer” Requirements. Each of the Administrative Agent and the other Finance Parties shall have received all documentation and other information regarding the Servicer and the Borrower as has been reasonably requested in writing by the Administrative Agent and/or such other Finance Party at least ten Business Days prior to the Effective Date. (b) Factual Conditions. In addition to the conditions in Section 3.01(a), the Loan Documents shall only become effective provided each of the following facts and circumstances are correct: (i) Establishment of the Accounts. Each of the Collections Account, the Security Deposit Reserve Account, the Maintenance Reserve Account, the Liquidity Account, the Expense Account and the Cash Trap Account shall have been opened and established with the Security Trustee. (ii) Accuracy of Representations and Warranties. The representations and warranties of the Borrower set forth in Article IV shall be true and correct in all material respects as of the Effective Date, and an authorized officer of the Borrower shall have certified such subject to the Actual Knowledge of such authorized officer. (iii) No Event of Default. No Event of Default shall have occurred and be continuing.

- 81 -#4921-3226-4509v1#4921-3226-4509v7 (c) Fees and Expenses. All fees, costs and expenses which are expressed to be due and payable by the Borrower to any Finance Party pursuant to the Loan Documents as of the Closing Date have been paid in full (to the extent that statements for such fees and expenses have been delivered to the Borrower reasonably prior to the Closing Date). (d) Tax Forms. The Borrower shall have provided the Security Trustee with a duly completed copy of a properly executed IRS Form W-9. (e) Administrative Agent Confirmation. The Administrative Agent shall confirm in writing (which may be by email) to the Borrower and the Lenders upon the occurrence of the Effective Date having occurred pursuant to this Section 3.01. Section 3.02 Conditions to each Drawdown Date. The obligations of the Lenders to make any Loan hereunder on any Drawdown Date (including any Loans to be made on the Closing Date) is subject to the satisfaction of the following conditions with respect to the Assets and Borrower Group Companies relating to such Loans as of such Drawdown Date and, where applicable, such shall be in form and substance customary for similar transactions as the type constituted by this Agreement or reasonably satisfactory to the Administrative Agent acting in consultation with the Required Lenders (and in each case, other than conditions to be met pursuant to Section 3.03): (a) Funding Package; Loan Request. The Borrower shall have timely delivered to the Administrative Agent and the Security Trustee the Funding Package, including a Loan Request which contains the information required to be specified therein, in each case in accordance with Section 2.03. (b) Organizational Documents. Unless previously provided, certified copies of the charter and by laws (or equivalent documents), formation documents and good standing certificates (if applicable) of the Borrower and the applicable Borrower Group Companies, in each case to the extent executing any documents dated such Drawdown Date, and of all corporate authority (including, without limitation, board of director resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery and performance of the Loan Documents and each other document to be delivered by such Borrower Group Companies on such Drawdown Date and, if previously provided, a bring-down certificate with respect to such matters previously confirmed. (c) Insurance Certificates. Insurance documentation with respect to the relevant Asset, showing insurance in compliance with Section 6.03(b). (d) Acquisition of Assets. (i) If the Loan is in respect of an Asset Lease or a Loan Asset, copies of applicable bills of sale or assignment agreements or (if applicable) originals of share, beneficial interest, limited liability company interest or membership interest certificates in respect of the acquisition of the Owned Asset or Loan Asset to which such Loan relates and the ownership of the relevant Borrower Group Companies which are to be acquired as a Stock - 82 -#4921-3226-4509v1#4921-3226-4509v7 Asset together with such stock power, transfer power or endorsement as the Administrative Agent may reasonably request. (ii) If the Loan is in respect of an Asset Lease or a Loan Asset, copies of legal opinions from counsel to the relevant Obligor that is the lessee or borrower thereunder that were delivered to the Borrower Group Company in connection with the commencement of the relevant lease or loan, to the extent any such opinion was delivered and is in the possession of the Servicer, and is permitted by the terms thereof to be shown to the Secured Parties. (e) Release of Security Interests. Any security interests (other than Permitted Encumbrances) over the Asset and each related Asset Owning Entity and any other Person who shall become a Borrower Group Company on the Drawdown Date shall have been released, and each such Asset and each such Person shall be free and clear of all Liens other than Permitted Encumbrances, subject only to the discharge of any filings or registrations made in respect of any such Lien, and (if appliable) the Administrative Agent shall have received customary evidence or confirmations reasonably satisfactory to it that all such filings and registrations will be discharged promptly (having due regard to customary time periods therefor) following the Drawdown Date and the Borrower shall procure that such discharges are effected. (f) Executed Counterparts. Each Assumption Agreement in respect of each Grantor acceding to the Security Agreement, each Collateral Supplement in relation to the applicable Collateral and the accession agreement to the Servicing Agreement and each other document required to be entered into in accordance with the Security Agreement in connection with such Collateral including, without limitation and to the extent applicable, each UCC filing statement, FAA Lease Assignment and Mortgage, Local Law Account Charge and Borrower Group Pledge, shall have been duly executed (if applicable) and delivered by each of the Borrower Group Companies party thereto. (g) “Know Your Customer” Requirements. Any update to the “know your customer” requirements, including regarding the Asset Lessee or Loan Asset Borrower (other than an Owner Trustee), as has been reasonably requested in writing by the Administrative Agent and/or another Finance Party at least five Business Days prior to the Drawdown Date (or such more recent date on which the Finance Party receives notice of the Drawdown Date) have been satisfied. (h) Opinions of Counsel to the Borrower Group Companies. Written opinions (addressed to the Secured Parties and dated as of the Drawdown Date), in each case in customary form and which may contain customary qualifications and exceptions, of: (i) counsel for the Borrower Group Companies in each jurisdiction in respect of which the laws the Loan Documents to be dated as of such Drawdown Date are expressed to be governed; (ii) counsel in the jurisdiction of organization of each applicable Borrower Group Company (including any Person who is to become a Borrower Group Company on such Drawdown Date) executing Loan Documents to be dated as of such - 83 -#4921-3226-4509v1#4921-3226-4509v7 Drawdown Date; and (iii) in the case of a Drawdown Date for an Owned Asset that is an Airframe, an opinion of counsel in the jurisdiction of registration of such Airframe (if any) as to due registration of such Airframe in such jurisdiction and, if applicable in such jurisdiction, the absence of Liens (other than Permitted Liens) recorded or registered with the aviation authority (or as to the discharge in due course thereof in connection with the Drawdown Date). (i) Financial Statements. The most recent financial statements of the relevant Lessee or Underlying Obligor (as applicable), if in the possession of the applicable Borrower Group Company pursuant to the relevant Portfolio Documents, unless the applicable Borrower Group Company is bound by non-disclosure obligations that prohibit it from providing such financial statements (provided that in the case of publicly available financial statements, such obligation shall be satisfied by identifying to the Administrative Agent that such financial statements are publicly available). (j) Fees and Expenses. All fees, costs and expenses which are expressed to be due and payable by the Borrower to any Finance Party pursuant to the Loan Documents as of such Drawdown Date have been paid in full, including as may be paid by way of netting on the Drawdown Date (in each case, to the extent that statements for such fees and expenses have been delivered to the Borrower reasonably prior to the Drawdown Date). (k) Facility Tests. (i) On the Drawdown Date, no LTV Event has occurred which is continuing and the making of the Loan will not cause the occurrence of an LTV Event. (ii) On the Drawdown Date, in the case of a Loan made after the DSCR Commencement Date, either (1) no DSCR Cash Trap Event has occurred which is continuing or (2) if a DSCR Cash Trap Event was continuing prior to such Drawdown Date, the DSCR after giving effect to the making of the Loan would be equal to or greater than the DSCR immediately prior to such Drawdown Date, calculated on a pro forma basis including the contractual cashflows from the related Asset. (iii) On the Drawdown Date, after giving effect to the making of the Loan and related acquisition of Assets, WLFC or the Borrower shall have invested the Minimum Equity Amount in the Assets, as certified by an Authorized Representative of the Borrower. (iv) After giving effect to the making of the Loan and related acquisition of Assets, no Concentration Breach Event shall have occurred and be continuing. - 84 -#4921-3226-4509v1#4921-3226-4509v7 (l) Other Asset Related Conditions. With respect to each Owned Asset and each Underlying Asset related to a Loan Asset, in either case which is the subject of such Loan, the following conditions shall be satisfied in the reasonable opinion of the Administrative Agent (in consultation with the Required Lenders): (i) Eligibility Criteria. The relevant Asset complies with the Eligibility Criteria. (ii) Minimum Remaining Lease Term. With respect to each Asset Lease, either the Weighted Average Remaining Lease Term for all Asset Leases shall not be less than 1218 months on a pro forma basis after giving effect to the making of the Loan, or the remaining term on such Asset Lease is equal to or greater than 12 months. (iii) Delinquency. The relevant Asset shall not be a Defaulted Asset. (m) Other Factual Conditions Precedent. The following conditions shall be satisfied in the reasonable opinion of the Administrative Agent (in consultation with the Required Lenders): (i) Accuracy of Representations and Warranties. The representations and warranties of each relevant Borrower Group Company executing Loan Documents on such Drawdown Date set forth in Section 4.01, Section 4.02, Section 4.03, Section 4.12 and Section 4.16 which are made as of each Drawdown Date shall be true and correct in all material respects with reference to facts and circumstances then existing (or if any representation or warranty is stated to have been made as of an earlier date, as of such date) and a director, officer or member of each relevant Borrower Group Company shall have certified such to the Administrative Agent subject to the Actual Knowledge of such director, officer or member. (ii) No Event of Default. No Event of Default shall have occurred and be continuing or result from the making of such Loan. (iii) No Servicer Termination Event. No Servicer Termination Event shall have occurred and be continuing or result from the making of such Loan. (iv) Security Deposit Reserve Account. If the Asset is subject to an Asset Operating Lease, the Borrower or an Affiliate of the Borrower shall have caused (or shall cause on such Drawdown Date) the Initial Security Deposit Required Amount for the relevant Asset (if any) to be deposited into the Security Deposit Reserve Account. (v) Maintenance Reserve Account. If the Asset is subject to an Asset Lease, the Borrower or an Affiliate of the Borrower shall have caused (or shall cause on such Drawdown Date) the Initial Maintenance Reserve Required Amount (if any) to be deposited into the Maintenance Reserve Account. (vi) Fund Liquidity Account. The Borrower or an Affiliate of Borrower shall have caused (or shall cause on such Drawdown Date) to be deposited into the

- 85 -#4921-3226-4509v1#4921-3226-4509v7 Liquidity Account (which, in each case, may be from the proceeds of any Loan extended on a Drawdown Date): (A) solely with respect to the first Drawdown Date after the Closing Date, an amount equal to $1,000,000; (B) solely with respect to the third Drawdown Date after the Closing Date, an amount equal to the amount required to cause the balance in the Liquidity Account to be equal to the Liquidity Account Required Amount; and (C) solely with respect to the Drawdown Date on which the sum of the principal balance of each Loan as of its Drawdown Date (regardless of subsequent principal repayment) exceeds 25% of the Maximum Loan Amount, an amount equal to the amount required to cause the balance in the Liquidity Account to be equal to the Liquidity Account Required Amount. (vii) As of the Drawdown Date, the relevant Asset Lessee or Loan Asset Borrower is not: (A) organized in a Prohibited Jurisdiction; or (B) a Sanctioned Person, unless such Lease or Loan Asset is permitted pursuant to a general or specific license, exemption, exception or waiver issued by any applicable Sanctions Authority. (n) Notice of Security Assignment. In the case of an Asset subject to an Asset Operating Lease or Finance Lease, the Security Trustee shall have received a Notice of Security Assignment substantially similar to the form set forth in schedule 11 to the Security Agreement, or such other form that is reasonably acceptable to the Security Trustee notifying the Lessee of the security interest of the Security Trustee in the relevant Lease (which form shall be reasonably acceptable if substantially similar to a Notice of Security Assignment previously provided pursuant hereto); provided that the Borrower shall use commercially reasonable efforts to obtain an acknowledgement from the Asset Lessee or Loan Asset Borrower, as applicable, to such Notice of Security Assignment. (o) Seller Title Instrument. The Administrative Agent shall have received copies of each of the Seller Title Instruments in respect of the Asset (or customary evidence or confirmation that such copies will be delivered promptly following the acquisition of the Asset related to such Loan). (p) Account Control Agreement. The Administrative Agent shall have received an Account Control Agreement, executed and delivered by the applicable Borrower Group Companies, with respect to each Obligor Payment Account and Obligor Funded Account for which it is anticipated that payments will be made into under the relevant Portfolio Documents, in each case to the extent required by the Security Agreement. - 86 -#4921-3226-4509v1#4921-3226-4509v7 Section 3.03 Conditions Subsequent. (a) If, on any Drawdown Date, any condition precedent required pursuant to Section 3.02 in respect of any filings or registrations, good standing certificates or opinions which pertain to the Collateral has not been satisfied and is customarily not satisfied prior to the making a drawing having due regard to the advice of applicable legal counsel as to customary time periods and the Borrower has provided the Administrative Agent reasonable prior written notice that such condition precedent may not be satisfied on the Applicable Drawdown Date then such condition precedent shall be waived as a condition to the making of the Loan on such Drawdown Date and the Borrower shall be required to satisfy such condition precedent within 30 days of such Drawdown Date (or such later date as is advised by applicable counsel as appropriate and customary for such condition) or the failure to do so shall be an Event of Default. Section 3.04 Waivers. The conditions set out in this Article III are for the benefit of the Lenders and may be waived in writing, in whole or in part, with or without condition, by the Required Lenders. ARTICLE IV REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants to the Lenders as of the Effective Date and, in respect of Sections 4.01, 4.02, 4.03, and 4.12 and 4.20 (and solely with respect to the Borrower Group Companies executing Loan Documents in connection with such Drawdown Date) on each Drawdown Date, in each case with respect to facts and circumstances then existing, as follows: Section 4.01 Organization; Powers. Each Borrower Group Company is an entity duly formed or incorporated, validly existing and, in the case of those jurisdictions and entities where such concept is applicable, in good standing under the laws of its jurisdiction of formation or incorporation and has all organizational powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. Section 4.02 Authorization; Enforceability. The Transactions are within each Borrower Group Company’s corporate or other applicable organizational powers and have been duly authorized by all necessary corporate or other applicable organizational action. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each of the other Loan Documents to which it and each other Borrower Group Company is a party when executed and delivered by it or such Borrower Group Company will constitute, its or such other Borrower Group Company’s legal, valid and binding obligations, enforceable against it and each such other Borrower Group Company in accordance with its terms, except as such enforceability may be limited by: - 87 -#4921-3226-4509v1#4921-3226-4509v7 (a) bankruptcy, insolvency, reorganization, moratorium, examinership or similar laws of general applicability affecting the enforcement of creditors’ rights; and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Section 4.03 Governmental Approvals; No Conflicts. The Transactions: (a) do not require any consent or approval (including any exchange control approval) of, registration or filing with, or any other action by, any Governmental Authority, by the Borrower or any other Borrower Group Company except for: (i) such as have been obtained or made and are in full force and effect; and (ii) filings, actions and recordings in respect of the Liens created pursuant to the Security Documents, (b) will not violate any Applicable Law or the charter, by laws or other organizational documents of the Borrower or other Borrower Group Company or any order of any Governmental Authority binding on the Borrower or other Borrower Group Company; and (c) will not violate or result in a default under any agreement or other instrument binding upon any Borrower Group Company or any of their respective assets or give rise to a right thereunder to require any payment to be made by any such Person, except for any such default that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Section 4.04 Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority now pending against or, to the Actual Knowledge of the Borrower, threatened against or adversely affecting a Borrower Group Company (i) as to which there is a reasonably possibility of an adverse determination which, if adversely determined, would reasonably be expected to result in a Material Adverse Effect or (ii) that involve this Agreement. Section 4.05 Compliance with Laws and Agreements. Each Borrower Group Company is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all Credit Agreements, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Section 4.06 Event of Default. No Event of Default has occurred and is continuing. Section 4.07 Use of Credit. No Borrower Group Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any Loan hereunder will be used to buy or carry any Margin Stock. - 88 -#4921-3226-4509v1#4921-3226-4509v7 Section 4.08 Special Purpose Status, Etc. No Borrower Group Company has engaged in any activities since its organization or incorporation (as applicable) (other than those incidental to its organization or incorporation (as applicable), the Transactions, the ownership, acquisition, origination and administration of its Assets and other appropriate steps and arrangements for the payment of fees to, and director’s and officer’s insurance for, its directors and officers, the execution of the Loan Documents to which it is a party and the activities referred to in or contemplated by the Loan Documents). No Borrower Group Company owns or has ever owned any assets (other than the Assets and Stock in Borrower Group Companies, and Unfunded Assets and Stock relating thereto) or incurred any liabilities (other than liabilities incurred under the Loan Documents or otherwise permitted pursuant to the Loan Documents). Section 4.09 Investment Company Status; Covered Fund. (a) The Borrower is not required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), on one or more bases other than Section 3(c)(1) or 3(c)(7) of such Act, including that the Borrower does not fall within the definition of “investment company” in Section 3(a)(1) of the Investment Company Act and/or the Borrower qualifies for the exception provided by Section 3(c)(6) of the Investment Company Act. (b) The Borrower is not a “covered fund” for purposes of the regulations adopted to implement Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (commonly referred to as the “Volcker Rule”). Section 4.10 ERISA. No Borrower Group Company or any ERISA Affiliate thereof sponsors, contributes to, participates in or has any actual or contingent obligations or liabilities pursuant to or with respect to, any Plans or any Multiemployer Plans, in either case in a manner that would reasonably be expected to result in a Material Adverse Effect. Section 4.11 OFAC; AML Laws; Anti-Corruption Laws and Sanctions. (a) The Servicer has implemented and maintain in effect policies and procedures designed to promote and achieve compliance by the Borrower with applicable Anti-Corruption Laws, AML Laws and Sanctions. (b) None of: (i) the Borrower, any Borrower Group Company or any of their respective directors or officers, or, to the Actual Knowledge of the Borrower, Affiliates or agents acting in their capacity as such in connection with this Agreement: (A) is a Sanctioned Person; or (B) is in material violation of applicable Anti-Corruption Laws or applicable AML Laws; or (C) is in violation of applicable Sanctions.

- 89 -#4921-3226-4509v1#4921-3226-4509v7 (c) No Borrower Group Company is engaged in any dealings with any Sanctioned Person in violation of applicable Sanctions. Section 4.12 Title; Collateral. On the Applicable Drawdown Date, each Borrower Group Company will have good title to each Asset being acquired with the proceeds of the Loan being made on such Drawdown Date subject to no Liens other than Permitted Encumbrances. The Security Documents are effective to create in favor of the Security Trustee a legal, valid and enforceable security interest in the Collateral and, when each of the acts which are Post-Closing Items are completed, such security interest will be perfected (and have the priority) in each case to the extent required pursuant to the Security Agreement. Section 4.13 Employees. Each Borrower Group Company has no employees; provided that the managers or directors, as the case may be, and the institutions acting as Owner Trustees and their employees, shall not be deemed to be employees for purposes of this Section 4.13. Section 4.14 No Filing or Stamp Taxes. Under the laws of the jurisdiction of incorporation or organization, as applicable, of any Borrower Group Company, it is not necessary that any stamp, registration, notarial or similar Taxes be paid on or in relation to this Agreement or any other Loan Document, the execution and delivery of any thereof, or the transactions contemplated by this Agreement or any other Loan Document (not including any assignment or transfer by any Lender of any of its rights or obligations under this Agreement or any other Loan Document) except those notified in writing by the Borrower to the Administrative Agent and which have been paid or which will be paid within the time limit for payment of such prescribed by applicable law. Section 4.15 Indebtedness. No Borrower Group Company has any outstanding Indebtedness other than Indebtedness permitted under Section 8.01. Section 4.16 GAAP. The assets and liabilities and the assets, and liabilities of each Borrower Group Company, are consolidated with the assets and liabilities of WLFC for purposes of GAAP. - 90 -#4921-3226-4509v1#4921-3226-4509v7 ARTICLE V INFORMATION COVENANTS AND APPRAISALS From the Closing Date until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees and other amounts payable hereunder and under any other Loan Document shall have been paid in full (other than contingent obligations for which no claim has been made), the Borrower covenants and agree with the Lenders that: Section 5.01 Financial Statements and Other Information. (a) Monthly Reports. No later than each Monthly Date, the Borrower shall deliver, or shall cause the Servicer to deliver, a report (each, a “Monthly Report”) in excel format (or similar format) to the Administrative Agent, which shall include, without duplication, the information set forth on Schedule XI and the following information: (i) amounts received in the Collection Account during the previous Collection Period; (ii) the amounts standing to the credit of the Collections Account as of the final day of the Collection Period immediately prior to such Payment Date; (iii) for each LTV Test Date, the calculations of the LTV and the aggregate Maximum LTV Threshold, and a statement as to whether an LTV Trigger Event or LTV Event has occurred and is continuing; (iv) computations of the DSCR as of the relevant DSCR Test Date, (commencing with the third Determination Date after the first Drawdown Date hereunder) and a statement as to whether a DSCR Trigger Event or a DSCR Cash Trap Event has occurred and is continuing;, which computations shall indicate any Asset and the related Loan, the Drawdown Date for which occurred or will have occurred within one month of the relevant Payment Date , and which the Borrower elects to exclude for purposes of the computations; (v) the status of the Concentration Limits as of such Determination Date and a statement as to whether a Concentration Breach Event has occurred; (vi) the portion of the Available Collections Amount to be applied at each level of priority under section 8.01 of the Security Agreement; (vii) the Rental Payments and Loan Asset Payments (on a portfolio or Asset by Asset basis) and any late or deferred payments (on an Asset Lease or Loan Asset basis) for the relevant Collection Period, updated amortization or principal payment schedules for the Loan Assets (if any) and projected Rental Payments and Loan Asset Payments for the succeeding six Collection Periods; - 91 -#4921-3226-4509v1#4921-3226-4509v7 (viii) the Appraised Value, Maintenance Adjusted CMV and Maintenance Adjusted Base Value for each Owned Asset based on the Relevant Appraisals; (ix) the amount of Net Available Proceeds received during the preceding Collection Period; (x) the amount on deposit in the Maintenance Reserve Account and the Maintenance Reserve Required Amount for such Payment Date; (xi) the amount on deposit in the Liquidity Account and the Liquidity Account Required Amount for such Payment Date; (xii) the amount on deposit in the Security Deposit Reserve Account and the Security Deposit Required Amount for such Payment Date; (xiii) with respect to the most recent Collection Period, a report setting forth in reasonable detail, to the Actual Knowledge of the Borrower, any (a) incidences of damage to any Owned Asset in an amount greater than (i) in the case of an Engine, the greater of $1,000,000 and the damage notification threshold contained in the applicable Asset Lease and (ii) in the case of an Airframe, the greater of $3,000,000 and the damage notification threshold contained in the applicable Asset Lease, as the case may be, during such period, (b) any Obligor material failures to maintain required insurances during such period that are continuing or (c) notice of any early termination (or intended early termination) of any Asset Lease or Loan Asset during such period due to the occurrence of an event of default or similar event thereunder that has not been retracted or withdrawn; (xiv) any re-leases, sales and purchases that occurred during the relevant month; and (xv) whether the Hedging Requirement is satisfied. - 92 -#4921-3226-4509v1#4921-3226-4509v7 (b) Annual Financial Statements. The Borrower will furnish to the Facility Agent, within 120 days after the end of each fiscal year of WLFC (unless an extension is approved by the Securities Exchange Commission), copies of the Financial Statements of WLFC for such Fiscal Year accompanied by an unqualified report and opinion by an independent certified public accounting firm. Documents referred to in this clause (b) may be delivered electronically including by publicly available filing. (c) Quarterly Financial Statements. The Borrower will furnish to the Facility Agent, within 90 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of WLFC (unless an extension is approved by the Securities Exchange Commission), copies of the Financial Statements of WLFC for such Fiscal Quarter, certified by an Authorized Representative of the WLFC as presenting fairly in all material respects the financial condition and results of operations of the Persons being reported upon in accordance with GAAP consistently applied. Documents referred to in this clause (c) may be delivered electronically including by publicly available filing. (d) Inspection. Upon reasonable notice, at any time during regular business hours (but not so as to materially interfere with the business of Borrower or the Servicer), the Facility Agent, at the sole cost and expense of the Lenders requesting such inspection (or solely if an Event of Default has occurred and is continuing, the cost and expense of the Borrower), shall have the right to inspect the books and records of the Borrower and its Subsidiaries (and the Borrower will cause the Servicer to permit the Facility Agent to inspect such books and records) up to once during each calendar year and at all times upon the occurrence of an Event of Default which is continuing. (e) Total Loss. The Borrower will furnish to the Administrative Agent written notice of a Total Loss with respect to an Asset promptly after the Borrower becomes aware thereof. (f) Obligor Information. The Borrower or the Servicer on its behalf shall provide, upon reasonable request of the Facility Agent from time to time, to the extent required and received by the applicable Borrower Group Company pursuant to the terms of the applicable Asset Lease or Loan Asset, the annual financial statements of the relevant Obligor party thereto (provided disclosure of such financial statements would not result in a breach of any confidentiality undertaking binding on any Borrower Group Company). To the extent an Obligor does not provide any financial statements when obliged to do so under the applicable Asset Lease or Loan Asset, the Borrower shall cause the Servicer to request such financial statements in accordance with the Standard of Care if requested by the Facility Agent.

- 93 -#4921-3226-4509v1#4921-3226-4509v7 (g) “Know Your Customer”. On the introduction of any change in law or a proposed assignment or transfer by a Lender, the Borrower shall as soon as reasonably practicable upon the request of the Administrative Agent or any Lender supply such documentation and other evidence in respect of the Borrower or any other Borrower Group Company as is reasonably requested by the Administrative Agent or such Lender and which the Borrower is reasonably able to provide (on behalf of itself or on behalf of any other Borrower Group Company) to any Lender (or prospective new Lender) in order for the Administrative Agent or such Lender (or prospective new Lender) to carry out and be satisfied with the results of all necessary “know your customer” or other checks with respect to applicable AML Laws, including, without limitation, the USA PATRIOT Act and the Beneficial Ownership Regulation or other checks in relation to the transactions contemplated by this Agreement and the other Loan Documents. Section 5.02 Appraisals; Maintenance Annual Estimates. (a) Appraisal Requirements. Each Appraisal which is required to be delivered to the Administrative Agent pursuant to this Agreement shall set forth the desk-top appraisal of the current market value and base value of all Funded Assets (and each Owned Asset which comprises Additional Collateral), as calculated by each of the three applicable Appraisers using the same methodology as that used to calculate the Appraised Value pursuant to the Initial Appraisals, adjusted for the utilization of, and maintenance performed on, such Engine. (b) Appraisal Dates. (i) The Borrower shall deliver an Appraisal from each Appraiser together with the Monthly Report relating to the Payment Date immediately following each Appraisal Date. The Appraisal to calculate the Appraised Value shall be determined as of, and such Appraisal shall be dated, a date within 30 days prior to the Appraisal Date. (ii) If the DSCR is less than 1.25:1 on any Payment Date (a “Second Appraisal Date”), the Required Lenders may request in writing an Appraisal from each Appraiser to be delivered by the Borrower if the DSCR remains below such threshold at the date of such request (a “Second Appraisal”), and the Borrower shall deliver an Appraisal from each Appraiser to the Administrative Agent within 60 days after receipt of such request, which Appraisal shall be calculated as of, and dated, a date within 30 days prior to such Second Appraisal Date, provided that the Borrower shall not be required to deliver more than one Second Appraisal in any single calendar year. - 94 -#4921-3226-4509v1#4921-3226-4509v7 (c) Maintenance Annual Estimates. The Borrower or the Servicer on its behalf shall, no later than the Determination Date immediately following each anniversary of the Closing Date, deliver to the Administrative Agent and the Facility Agent, and the Administrative Agent will include with the next Monthly Report, the Maintenance Annual Estimate, prepared in accordance with the Standard of Care. Promptly after receiving the annual Maintenance Annual Estimate, the Borrower shall cause the Servicer to prepare, based on the Maintenance Annual Estimate (in no event later than the third Business Day before the Payment Date relating to the Determination Date following such anniversary), the initial calculation of the Maintenance Reserve Required Amount for each Payment Date, which shall be adjusted as provided in the last sentence of the definition of Maintenance Required Amount. On each Determination Date, the Servicer shall calculate the difference between the Maintenance Reserve Required Amount for the related Payment Date and the amount available in the Maintenance Reserve Account as of such Payment Date (such difference, if positive, the “Maintenance Reserve Additional Amount” for such Payment Date). The Security Trustee shall apply the Available Collection Amount to make a deposit into the Maintenance Reserve Account on each such Payment Date in accordance with the Security Agreement. The Maintenance Required Amounts and Maintenance Reserve Additional Amount based on any prior Maintenance Annual Estimate will be recalculated after each annual Maintenance Annual Estimate and each Drawdown Date on which a Maintenance Annual Estimate is provided and an Initial Maintenance Reserve Required Amount (if any) is deposited into the Maintenance Reserve Account, as adjusted for each Payment Date as provided in the definition thereof. ARTICLE VI AFFIRMATIVE COVENANTS From the Closing Date until the Obligations Discharge Date, the Borrower covenants and agrees with the Lenders as follows: Section 6.01. Existence; Conduct and Authorizations. The Borrower, in respect of itself and each other Borrower Group Company, will do or cause to be done all things necessary to preserve, renew and keep in full force and effect its and each other Borrower Group Company’s legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business, except in each such case (other than in relation to the legal existence, rights, licenses, permits, privileges and franchises of the Borrower) to the extent the same would not reasonably be expected to result in a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 8.03. Section 6.02. Payment of Obligations. The Borrower shall, and shall cause each Borrower Group Company to, pay its obligations under each Loan Document, including (subject to Section 6.19) Tax liabilities before the same shall become delinquent or in default, except where: (a) the validity or amount thereof is being contested in good faith by appropriate proceedings; and - 95 -#4921-3226-4509v1#4921-3226-4509v7 (b) the Borrower or such other Borrower Group Company has set aside on its books adequate reserves with respect thereto to the extent required by GAAP. Section 6.03. Maintenance of Properties; Insurance. (a) The Borrower will: (i) with respect to any Aircraft Equipment that is subject to an Asset Lease or relates to a Loan Asset, cause the applicable Borrower Group Company to require such Aircraft Equipment to be maintained in a state of repair and condition consistent with the Standard of Care under the applicable Portfolio Documents; (ii) with respect to any Aircraft Equipment that is not subject to an Asset Lease or relates to a Loan Asset, maintain, and cause each such Borrower Group Company to maintain, such Aircraft Equipment in a state of repair and condition consistent with the Standard of Care; and (iii) store or procure the storage of in accordance with the Servicing Agreement, each Off-Lease Asset, repossessed Aircraft Equipment and all Owned Asset Documents in a manner consistent with the Standard of Care. Notwithstanding the foregoing, no breach of this Section 6.03(a) shall be deemed to have occurred by virtue of any act or omission of an Asset Lessee, sub-lessee Loan Asset Borrower, or of any Person (other than any Borrower Group Company) which has possession of the Aircraft Equipment for the purpose of repairs, maintenance, modification or storage, or by virtue of any requisition, seizure, or confiscation of the Aircraft Equipment (other than seizure or confiscation arising from a breach by a Borrower Group Company of this Section 6.03) (each, a “Third Party Event”); provided that: (A) no Borrower Group Company affirmatively consents or has affirmatively consented to such Third Party Event; and the applicable Borrower Group Company takes action, or causes the Servicer to take action in accordance with the Servicing Agreement, with respect to such Third Party Event that is has Actual Knowledge of in accordance with the Standard of Care. (b) The Borrower Group Companies shall maintain or cause to be maintained by the Servicer, or require an Obligor to maintain pursuant to the applicable Portfolio Documents, with reputable and responsible insurers (or with insurers that maintain relevant reinsurance with reputable and responsible reinsurers) for each Asset: (i) hull insurance and liability insurance for each Asset, including spares and hull war and related perils insurance, in each case to the extent, and having such coverage, as is consistent with the Standard of Care; (ii) hull insurance, including (to the extent, and having such coverage, as is consistent with the Standard of Care) spares and hull war and related perils insurance, for each Asset in an amount at least equal to the Allocable Amount of the Loan - 96 -#4921-3226-4509v1#4921-3226-4509v7 relating to such Asset which, in the case of an Owned Asset names the Security Trustee as loss payee or a contract party subject to an AVN67B or AVN67C endorsement or its equivalent; (iii) liability insurance denominated in Dollars (or the equivalent thereof from time to time if such insurance is denominated in a currency other than Dollars) for each Asset and occurrence in amounts at least equal to the relevant amount set forth on Schedule X for each type of Asset which names the applicable Borrower Group Companies, the Servicer (unless otherwise agreed by the Servicer), the Security Trustee and each other Secured Party as additional insureds or contract parties subject to an AVN67B or AVN67C endorsement or its equivalent; provided that the requirement to name the Secured Parties as additional insureds shall be satisfied by reference in the applicable insurance certificates to “Secured Parties” or “Lenders” (as applicable) as defined in this Agreement and there shall be no requirement to name each Secured Party individually, and there shall be no obligation to name a Hedging Provider as additional insured; and (iv) hull all risk and liability contingent on the continuing insurance by the operator of the related aircraft to follow the terms and conditions of the related operator’s insurance to protect the interests of each applicable Borrower Group Company, the Security Trustee, the Administrative Agent and the Lenders in the event (A) the operator’s policy fails to respond, (B) the operator has failed to maintain sufficient coverage under the corresponding Asset Lease or Loan Asset or, (C) in case of liability insurance, an error or omission causes coverage to be insufficient, in each case to the extent, and having such coverage, as is consistent with the Standard of Care. provided, however, that with respect to any such insurance for any Asset subject to an Asset Lease or Loan Asset, such insurance may be subject to commercially reasonable deductible and self-insurance arrangements agreed by the Servicer in accordance with the Standard of Care (taking into account, inter alia, the creditworthiness and experience of the applicable Obligor, if any, the type of Airframe or Aircraft Engine and market practices in the aircraft or Aircraft Engine insurance industry generally). The coverage and terms (including endorsements, deductibles and self-insurance arrangements) of any insurance maintained with respect to any Asset not subject to an Asset Lease or Loan Asset shall be consistent with the Standard of Care. (c) In determining the amount of insurance required to be maintained in accordance with Section 6.03(b)(i) with respect to any Asset subject to an Asset Lease or Loan Asset entered into after the Closing Date, the Borrower Group Companies may take into account any indemnification from, or insurance provided by, any governmental, supranational or inter-governmental authority or agency, the sovereign foreign currency debt of which is rated at least AA (unless market practice for the particular government is to accept a lesser rating), or the equivalent, by at least one of S&P or Moody’s, against any risk with respect to an Asset at least in an amount which, when added to the amount of insurance against such risk maintained by the Borrower (or which the Borrower has caused to be maintained), shall be at least equal to the amount of insurance against such risk otherwise required by this Section 6.03(b) (taking into account self-insurance permitted by this Section 6.03(b)). Any such indemnification or insurance provided by such government shall provide substantially similar protection as the insurance required by Section 6.03.

- 97 -#4921-3226-4509v1#4921-3226-4509v7 Section 6.04. Books and Records. The Borrower will, and will cause each other Borrower Group Company to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Section 6.05. Compliance with Laws; Maintenance of Permits. (a) The Borrower will, and will cause each other Borrower Group Company to: (i) comply in all material respects with all Applicable Laws; (ii) comply in all material respects with the terms of all Asset Leases and Loan Assets, the Servicing Agreement and other material agreements entered into in the conduct of its business; (iii) obtain and maintain all material governmental (including regulatory) registrations, certificates, licenses, permits and authorizations required for the use and operation of its Aircraft Equipment, including, without limitation, a current certificate of airworthiness for each Airframe (issued by the Applicable Aviation Authority and in the appropriate category for the nature of the operations of such Funded Asset), except that: (A) no certificate of airworthiness shall be required for any Aircraft Equipment: (1) during any period when such Aircraft Equipment is undergoing maintenance, modification or repair; or (2) following the withdrawal or suspension by such Applicable Aviation Authority of certificates of airworthiness in respect of all Airframes or all Aircraft Engines, as applicable, of the same model or period of manufacture as such Aircraft Equipment (in which case the Borrower will, and will cause each other Borrower Group Company to, comply with all directions of such Applicable Aviation Authority in connection with such withdrawal or suspension); (B) no registrations, certificates, licenses, permits or authorizations required solely for the use or operation of any Aircraft Equipment need be obtained with respect to any period when such Aircraft Equipment is not being operated; and (C) no such registrations, certificates, licenses, permits or authorizations shall be required to be maintained for any Aircraft Equipment that is not the subject of an Asset Lease or a Loan Asset, except to the extent required under Applicable Law; (iv) not cause or knowingly permit, directly or indirectly, through any of its Subsidiaries, any Obligor to operate any Funded Asset under any Asset Lease or Loan Asset in any material respect contrary to any Applicable Law; and - 98 -#4921-3226-4509v1#4921-3226-4509v7 (v) not knowingly permit, directly or indirectly, through any of its Subsidiaries, any Obligor not to obtain and maintain any material governmental (including regulatory) registrations, certificates, licenses, permits and authorizations required for such Obligor’s use and operation of any Funded Asset under any Asset Lease or Loan Asset except as provided, mutatis mutandis, in paragraphs (iii), (A) and (B) of this Section above, except in each case where the failure to comply with the obligations in this paragraph, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. (b) Notwithstanding the foregoing, no breach of this Section 6.05 shall be deemed to have occurred by virtue of any Third Party Event; provided that: (i) no Borrower Group Company or the Servicer affirmatively consents or has affirmatively consented to such Third Party Event; and (ii) the Borrower Group Company acts or causes the Servicer to act with respect to such Third Party Event that it has Actual Knowledge of in accordance with the Standard of Care. Section 6.06. Use of Proceeds. The proceeds of each Loan made in respect of an Asset will be used to partially fund (or refinance equity or existing loans funded in respect of) the purchase price of such Asset and to pay fees and expenses in connection therewith. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Federal Reserve Board, including Regulations U and X. Section 6.07. Hedging Agreements. The Borrower shall enter into or terminate Hedging Agreements such that the Borrower shall satisfy, in the aggregate, the Hedging Requirement with respect to the Loans, in each case determined as of (i) a date within 30 days after each Hedging Requirement Test Date (or, if Term SOFR increases by at least 50 bps during such 30-day period (as compared to Term SOFR as of such Hedging Requirement Test Date), within five days of the Borrower’s receipt of notice of such increase) and (ii) the Commitment Termination Date. “Hedging Requirement Test Date” means (a) each Drawdown Date, (b) the date of any prepayment pursuant to Section 2.08(a), (c) the date of any release of Asset from the Lien of the Security Agreement, (d) the date of the termination of any Hedging Agreement. Section 6.08. Further Assurances. The Borrower shall, and shall cause each other Borrower Group Company from time to time to execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take such actions, as the Administrative Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the other Loan Documents, or for more fully perfecting, renewing or protecting the rights of the Administrative Agent, the Security Trustee and the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by any Borrower Group Company which may be deemed to be part of the Collateral) pursuant hereto or thereto (but subject to the terms thereof). Upon the exercise by the Administrative Agent, the Security Trustee or any Lender of any power, right, privilege or - 99 -#4921-3226-4509v1#4921-3226-4509v7 remedy pursuant to this Agreement or the other Loan Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, the Borrower shall, and shall cause each other Borrower Group Company to, execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Administrative Agent, the Security Trustee or such Lender may be required to obtain from the Borrower Group Companies for such governmental consent, approval, recording, qualification or authorization. Section 6.09. Governmental Approvals. The Borrower shall, and shall cause each Borrower Group Company to, promptly obtain from time to time at its own expense all such governmental licenses, authorizations, consents, permits and approvals as may be required for such Borrower Group Company to: (a) comply with its obligations, and preserve its rights under, each of the Loan Documents except (other than in relation to the Borrower) as would not reasonably be expected to result in a Material Adverse Effect; and (b) maintain the existence, priority and perfection of the Liens purported to be created under the Security Documents to the extent required under the Loan Documents. Notwithstanding the foregoing, no breach of paragraph (a) of this Section 6.09 shall be deemed to have occurred by virtue of any Third Party Event; provided that: (i) no Borrower Group Company or the Servicer affirmatively consents or has affirmatively consented to such Third Party Event; and (ii) the Borrower Group Company acts or causes the Servicer to act with respect to such Third Party Event that it has Actual Knowledge of in accordance with the Standard of Care. Section 6.10. ERISA. No Borrower Group Company shall take, or permit or suffer to be taken, any action which would cause any of the representations or warranties set forth in Section 4.10 hereof to cease to be true and correct. Section 6.11. Payment of Collections into Collections Account. The Borrower will and will cause each other Borrower Group Company to promptly pay all Collections received by such Person into the Collections Account or an Obligor Payment Account (with amounts paid to an Obligor Payment Account then to be paid to the Collections Account as specified in the Security Agreement). Section 6.12. Minimum Provisions. Each Asset Lease and Loan Asset shall contain provisions consistent with the Minimum Provisions and that are otherwise consistent with the Standard of Care. Section 6.13. Opinions. The Borrower shall not, and shall not permit any of the Borrower Group Companies to, enter into, any Asset Lease or Loan Asset with any Person (other than another Borrower Group Company) or change the jurisdiction of registration of any Funded Asset that is subject to an Asset Lease, unless, upon entering into such Asset Lease or - 100 -#4921-3226-4509v1#4921-3226-4509v7 Loan Asset or changing the jurisdiction or registration of such Funded Asset (or within a commercially reasonable period thereafter), the Servicer obtains such legal opinions with regard to compliance with the registration requirements of the relevant jurisdiction, enforceability of the Asset Lease or Loan Asset, the perfection of the Liens granted in favor of the Security Trustee with respect to the applicable Funded Asset, Asset Lease or Loan Asset, the registration of registrable interests under the Cape Town Convention and such other matters customary for such transactions and that are applicable to such transactions, to the extent that receiving such legal opinion is consistent with the Standard of Care. Upon receipt of any such opinion, the Borrower Group Companies shall cause the Servicer to deliver a copy thereof to the Administrative Agent. Section 6.14. Registration of Aircraft Equipment. In connection with any registration or re-registration of any Aircraft Equipment in any country: (a) the obligations of each of the Borrower Group Companies under this Agreement, and of each Borrower Group Company under the Loan Documents to which it is a party, shall remain or be, as the case may be, valid, binding and enforceable (in each case subject to customary exceptions) in such country (which may be established by confirming that, subject to customary exceptions, the courts of such country will recognize and give effect to the choice of law provisions thereof) or in the jurisdiction to which the laws of such country would refer as the applicable governing jurisdiction (and with respect to the Security Documents, to the extent required thereunder); (b) any import permits necessary to take such Aircraft Equipment into such country shall be in full force and effect (or arrangements shall have been made for such permits to be timely in effect); (c) any value-added Tax, customs duty, tariff or similar Tax relating to the change in jurisdiction or registration of such Aircraft Equipment shall have been paid in full (or arrangements shall have been made for such amounts to be timely paid which may include the concerned Obligor having covenanted to pay the same); and (d) it shall not be necessary for the Lenders or Security Trustee to register or qualify to do business in such country but for the letting of or holding security interest over such Aircraft Equipment in such country (or the Borrower shall have provided indemnification reasonably satisfactory to the affected Lenders or Security Trustee in respect thereof). Section 6.15. Sanctions; AML. The Borrower will not, nor will it permit any Borrower Group Company to, knowingly lease or re-lease any Owned Asset to any Asset Lessee or knowingly make any loans pursuant to any Loan Asset to a Loan Asset Borrower located in, or as a result of which such Funded Asset would be, or would be permitted to be habitually operated, in any Sanctioned Jurisdiction, or to any Obligor that is a Sanctioned Person, in each case, in violation of applicable Sanctions. The Borrower will not request any Loan and the Borrower shall not use, and shall procure that the Borrower Group Companies shall not use, directly or knowingly indirectly, the proceeds of any Loan, or lend, contribute or

- 101 -#4921-3226-4509v1#4921-3226-4509v7 otherwise make available such proceeds to any Borrower Group Company, other Affiliate, joint venture partner or other Person: (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of applicable Anti-Corruption Laws or AML Laws; (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Jurisdiction, in each case in violation of applicable Sanctions; or (c) in any manner that would constitute a violation of applicable Sanctions by any party hereto. The Servicer will continue to implement and maintain in effect policies and procedures reasonably designed to promote and achieve compliance by the Borrower with applicable Anti-Corruption Laws, AML Laws and Sanctions. Section 6.16. Compliance and Agreement. The Borrower shall comply, and shall cause each Borrower Group Company to comply, in all material respects, with the provisions of the Loan Documents to which it is a party. The Borrower shall ensure that title to each Asset shall be held or beneficially (including by way of beneficial ownership of a trust) held by a Borrower Group Company. Section 6.17. Maintenance of Separate Existence. Except to the extent permitted by this Agreement or the other Loan Documents, the Borrower and each Borrower Group Company shall conduct its business such that it is (and the Borrower shall cause each other Borrower Group Company to conduct such Borrower Group Company’s business such that such Borrower Group Company is) a separate and readily identifiable business from, and independent of, any Person that is not a Borrower Group Company, including WLFC (collectively, “Unrelated Parties”), and further covenants that the Borrowers and each other Borrower Group Company shall: (i) observe all corporate formalities necessary to remain a legal entity separate and distinct from, and independent of, each Unrelated Party and any other Person; (ii) maintain its assets in such a manner that it is not difficult to segregate, identify or ascertain such assets; (iii) maintain its own books and records and bank accounts separate from those of each Unrelated Party and any other Person except as otherwise contemplated by the constitutional documents of the Borrower Group Companies or the Loan Documents; (iv) pay its obligations in the ordinary course of business as a legal entity separate from each Unrelated Party and any other Person, except as otherwise required or permitted under the Loan Documents; - 102 -#4921-3226-4509v1#4921-3226-4509v7 (v) keep its funds separate and distinct from any funds of each Unrelated Party and any other Person, and receive, deposit, withdraw and disburse such funds separately from any funds of each Unrelated Party and any other Person; (vi) not assume, guarantee or pay the debts or obligations of any Unrelated Party or any other Person or otherwise pledge its assets for the benefit of any Unrelated Party or any other Person except as otherwise permitted under the Loan Documents; (vii) not hold out that it is a division of WLFC or any other Person or that each Unrelated Party or any other Person is a division of it; (viii) except as otherwise permitted under the Loan Documents, not hold out its credit or assets as being available to satisfy the obligations of others; (ix) not induce any third party to rely on the creditworthiness of any Unrelated Party or any other Person in order that such third party will contract with it, except (A) a guarantee (or other undertaking) by WLFC in respect of any obligations of a Borrower Group Member under, or in connection with, an Asset Lease or Loan Asset or otherwise in connection with the lease, sale, purchase, maintenance or storage of any Asset or Unfunded Asset, as applicable, and (B) as otherwise permitted under the Loan Documents; (x) not commingle its assets or funds with those of any Unrelated Parties or any other Person; (xi) correct any known misunderstanding regarding its separate identity; (xii) conduct business in its own name; (xiii) allocate and charge fairly and reasonably any common overhead shared with Affiliates; (xiv) not acquire the securities of any Unrelated Party or any Affiliate thereof (other than any Borrower Group Company); and (xv) not enter into any transactions between it and any Unrelated Party or any other Person that are more favorable to such Person than transactions that the parties would have been able to enter into at such time on an arm’s-length basis with a non-affiliated third party, other than any agreements in effect on the date hereof; and (xvi) transact all business with Affiliates on an arm’s length basis, except as permitted under the Loan Documents including as may be contemplated above. For the avoidance of doubt, the Borrower Group Companies are authorized to, and to permit other Borrower Group Companies to (i) lease to an Affiliate that is a leasing intermediary, including, but not limited to, as part of a “lease-in/lease-out” arrangement and (ii) engage in any activity or other undertaking expressly required or expressly authorized by the Loan Documents and the Servicing Agreement. - 103 -#4921-3226-4509v1#4921-3226-4509v7 Section 6.18. Bankruptcy and Insolvency; Corporate Governance. The Borrower: (a) shall promptly after having Actual Knowledge thereof provide the Security Trustee and the Administrative Agent with written notice of the institution of any proceeding by or against any Borrower Group Company seeking to adjudicate any of them bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, examinership, relief or composition of their debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or seeking the entry of an order for relief or the appointment of a receiver, trustee, examiner or other similar official for it or for any substantial part of its property; (b) shall not take any action to waive, repeal, amend, vary, supplement or otherwise modify any provision of its Organizational Documents that would adversely affect the rights, privileges or preferences of the Security Trustee or any Lender as determined by the applicable board of directors or managers, as the case may be; and (c) shall not, without an affirmative unanimous written resolution of the board of directors, take any action to waive, repeal, amend, vary, supplement or otherwise modify: (i) the provisions of its Organizational Documents which require a unanimous resolution of the directors or managers, as the case may be, or limits the actions of beneficial interest holders, with respect to voluntary insolvency proceedings or consents to involuntary insolvency proceedings; or (ii) any similar provisions of the Organizational Documents of the Borrower Group Companies. Section 6.19. Taxes. The Borrower shall, and shall cause each Borrower Group Company to, duly and punctually pay and discharge all Taxes that it is obligated to pay, that, if not paid, could reasonably be expected to result in a Material Adverse Effect, before the same shall become delinquent, except to the extent that: (a) payment is being contested in good faith; (b) adequate reserves are maintained for those Taxes; and (c) payment can be lawfully withheld. The Borrower shall maintain its status as an entity that for U.S. federal income tax purposes is disregarded as separate from the Parent. - 104 -#4921-3226-4509v1#4921-3226-4509v7 Section 6.20. Security Deposit Reserve Account, Maintenance Reserve Account and Liquidity Account. (a) On the Effective Date and on each Payment Date, the Borrower shall cause there to be deposited (i) into the Security Deposit Reserve Account, the Security Deposit Additional Amount, if any, (ii) into the relevant Maintenance Reserve Account, the Maintenance Reserve Additional Amount, if any and (iii) subject to Section 6.07 of the Security Agreement, into the Liquidity Account, the Liquidity Account Additional Amount, if any, in each case to the extent of Available Collections Amount. (b) On each Drawdown Date, the Borrower shall cause there to be deposited (i) in the case of an Owned Asset that is the subject of the relevant Drawdown Date, into the Security Deposit Reserve Account, an amount in cash equal to the Initial Security Deposit Required Amount (if any) in respect of Owned Asset that is a subject of such Drawdown Date and(ii) in the case of an Owned Asset that is the subject of the relevant Drawdown Date, into the relevant Maintenance Reserve Account, an amount in cash equal to the Initial Maintenance Reserve Required Amount (if any) in respect of the Owned Asset that is a subject of such Drawdown Date. ARTICLE VII FACILITY TESTS Section 7.01. LTV Test. (a) If, on any day other than an LTV Test Date, an LTV Event occurs, the Borrower may, at any time thereafter remedy such LTV Event by: (i) prepaying the Loans in accordance with Section 2.08(b); (ii) providing Additional Collateral in accordance with Section 7.05. (b) If, on any LTV Test Date, an LTV Trigger Event occurs, the Borrower shall, within three months of such LTV Trigger Event to the extent that such LTV Trigger Event is still continuing, remedy such LTV Event by: (i) prepaying the Loans in accordance with Section 2.08(e)(iii); (ii) providing Additional Collateral in accordance with Section 7.05.

- 105 -#4921-3226-4509v1#4921-3226-4509v7 (c) In order to remedy any LTV Event or LTV Trigger Event in accordance with and for the purposes of this Agreement, the Borrower shall be required to prepay the Loans or provide Additional Collateral in such amount (based off the Value of such Additional Collateral) that if the LTV were calculated immediately after such prepayment or the provision of Additional Collateral, no LTV Event or LTV Trigger Event, as applicable, would be continuing. Section 7.02. DSCR. (a) In the event that any DSCR Trigger Event is determined to have occurred, the Borrower shall, within six months of such DSCR Trigger Event to the extent that the DSCR Trigger Event is continuing, remedy such DSCR Trigger Event by prepaying the Loans in accordance with Section 2.08(ed)(iv). In the event that any DSCR Cash Trap Event is determined to have occurred on any DSCR Test Date, the Borrower may remedy such DSCR Cash Trap Event by prepaying the Loans in accordance with Section 2.08(b). (b) In order to remedy the DSCR during any DSCR Cash Trap Event or DSCR Trigger Event, in accordance with and for the purposes of this Agreement, the Borrower shall be required to prepay the Loans in such amount that if the DSCR were calculated immediately after such prepayment, neither a DSCR Cash Trap Event nor a DSCR Trigger Event would be occurring. - 106 -#4921-3226-4509v1#4921-3226-4509v7 Section 7.03. Concentration Limits. (a) If on any Concentration Limit Test Date, a Concentration Breach Event occurs, the Borrower may remedy such Concentration Breach Event by: (i) prepaying the applicable Loan or Loans in accordance with Section 2.08(b); or (ii) providing Additional Collateral in accordance with Section 7.05. (b) In order to remedy any Concentration Breach Event in accordance with and for the purposes of this Agreement, the Borrower shall be required to prepay the Loans or provide Additional Collateral in such amount (which shall be based off the Value of such Additional Collateral) that if the Concentration Limits were calculated immediately after such prepayment or the provision of Additional Collateral, no Concentration Breach Event would be continuing. Section 7.04. Weighted Average Remaining Lease Term. (a) On each Drawdown Date and each Determination Date, the Weighted Average Remaining Lease Term shall be calculated. (b) If a Weighted Average Remaining Lease Term Event occurs, the Borrower may, at any time thereafter remedy such Weighted Average Remaining Lease Term Event by: (i) prepaying the Loans in accordance with Section 2.08(b); or (ii) providing Additional Collateral in accordance with Section 7.05. - 107 -#4921-3226-4509v1#4921-3226-4509v7 (c) In order to remedy any Weighted Average Remaining Lease Term Event in accordance with and for the purposes of this Agreement, the Borrower shall be required to prepay the Loans or provide Additional Collateral in such amount (based off the Remaining Lease Term of such Operating Lease and the Appraised Value of the related Aircraft Equipment) that if the Weighted Average Remaining Lease Term were calculated immediately after such prepayment or the provision of Additional Collateral, no Weighted Average Remaining Lease Term Event would be continuing. Section 7.05. Additional Collateral. (a) In order to remedy or prevent the occurrence of any Early Amortization Event or at any other time, the Borrower may pledge an Asset as collateral by executing, or causing a Borrower Group Company to execute, a Collateral Supplement in respect of such Asset in respect of which no Loan is outstanding, and providing such documents and evidence and satisfying the conditions as specified in Section 3.02(b), Section 3.02(c), Section 3.02(d), Section 3.02(e), Section 3.02(f), Section 3.02(h), Section 3.02(m)(ii) and by providing a copy of the Initial Appraisals in respect of such Asset and the Collateral Supplement and applicable Borrower Group Company relating thereto. In order to prevent or remedy any Early Amortization Event by a pledge of Additional Collateral, such Additional Collateral must, together with all other items of Additional Collateral, have a Permitted Advance Amount at least equal to the amount which the Borrower would be required to prepay a Loan or Loans in accordance with Section 2.08(b) in order to remedy such Early Amortization Event. (b) When providing Additional Collateral to remedy or prevent the occurrence of any Early Amortization Event, the Borrower shall notify the Administrative Agent as to which Early Amortization Event such Additional Collateral is intended to remedy. (c) If on any applicable subsequent EA Test Date, the relevant Early Amortization Event has been remedied and would not occur following the release of the Additional Collateral previously provided if calculated following the release thereof, and provided no Event of Default or other Early Amortization Event has occurred and is continuing after giving effect to such release, or would result from such release, at the written request and cost of the Borrower, the Security Trustee will release the Lien created over the Additional Collateral in accordance with section 10.14 of the Security Agreement as soon as reasonably practicable following the Payment Date which occurs immediately after such subsequent EA Test Date. (d) In addition to the foregoing, following the payment in full of any Loans related to an Asset, including by any prepayment of such Loans, the Borrower may choose not to release the Lien created over such Asset and such Asset shall be Additional Collateral for so long as the Lien over such Additional Collateral has not been released. - 108 -#4921-3226-4509v1#4921-3226-4509v7 ARTICLE VIII NEGATIVE COVENANTS From the Closing Date until the Obligations Discharge Date, the Borrower covenants and agrees with the Lenders that: Section 8.01. Indebtedness. The Borrower will not, nor will it permit any other Borrower Group Company to, create, incur, assume or permit to exist any Indebtedness, except: (a) Indebtedness created under this Agreement or the Loan Documents; (b) Indebtedness constituting any obligation owed to any Obligor under an Asset Lease or Loan Asset or, in the case of any Unfunded Asset, similar obligations owed to any lessee under a lease of such Unfunded Asset; (c) any Subordinated Indebtedness; (d) Indebtedness between Borrower Group Companies which is unsecured and subordinated to the Obligations or is recorded by way of book entry or on an undocumented basis and noted as being subordinated to the Obligations; (e) Hedging Agreements entered into in accordance with Section 6.07; or (f) any reimbursement, Guarantee, counter-indemnity or similar obligation, of any Borrower Group Company (provided that any Asset Owning Entity shall only enter into such obligation in respect of its own property) that guarantees or in effect guarantees, or which is given to induce, or as a condition to or requirement of, the issue by another Person (including any bank) of any guarantee, letter of credit, deposit, bond or other assurance in favor of any Governmental Authority, Lessee, airport authority, or third party maintenance or repair performer, to secure return of any Aircraft Equipment or other property of such Borrower Group Company, or guarantees performance by a Borrower Group Company under an Asset Lease or Loan Asset. Section 8.02. Liens. The Borrower will not, nor will it permit any other Borrower Group Company to, create, incur, assume or permit to exist any Lien (other than with respect to Segregated Funds), on any property or asset now owned or hereafter acquired by it (including, without limitation, all shares of capital stock, all beneficial interests in trusts, all ordinary shares and preferred shares and any options, warrants and other rights to acquire such shares or interests (“Ownership Interests”) and any Indebtedness of any other Borrower Group Company held by the Borrower), or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except Permitted Encumbrances.

- 109 -#4921-3226-4509v1#4921-3226-4509v7 Section 8.03. Fundamental Changes. (a) The Borrower will not, nor will it permit any other Borrower Group Company to enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution). The Borrower will not, nor will it permit any other Borrower Group Company to: (i) change its jurisdiction of organization without giving at least 30 days’ prior written notice to the Administrative Agent and the Security Trustee; (ii) acquire any business or property from, or Stock of, or be a party to any acquisition of, any Person except in connection with acquisition of Assets and Unfunded Assets and purchases of property to be sold or used in the ordinary course of business as permitted hereunder; or (iii) issue or transfer any Stock to any person; provided that the Borrower may issue Stock to or accept a contributed surplus from WLFC. (b) Notwithstanding the foregoing provisions of this Section 8.03: (i) a Borrower Group Company may at any time establish a lease-in lease-out company as a Subsidiary whereupon such Subsidiary shall become a Borrower Group Company; (ii) any Borrower Group Company may sell, lease, transfer or otherwise dispose of any or all of its property (upon voluntary liquidation or otherwise) to any other Borrower Group Company; (iii) a Borrower Group Company may sell an Asset or Assets to the extent not prohibited by Section 8.09 and provided it has complied with Section 2.08(e)(ii); (iv) any Non-Significant Subsidiary may be liquidated or dissolved; and (v) any Asset Owning Entity may declare a trust over its Assets in favor of another Borrower Group Company; provided that such trust does not contain any terms adverse to the interests of the Administrative Agent and the Lenders and such Borrower Group Company’s beneficial interest in such trust is at all times subject to the Lien of the Security Agreement. Section 8.04. Investments. The Borrower will not, nor will it permit any other Borrower Group Company to, make or permit to remain outstanding any Investments, except: (a) Investments made as part of the acquisition of Assets; (b) Permitted Investments held in the Accounts which are subject to the Lien of the Security Documents; - 110 -#4921-3226-4509v1#4921-3226-4509v7 (c) Investments by a Borrower Group Company in another Borrower Group Company or Asset Owning Entity; (d) Hedging Agreements entered into in accordance with Section 6.07; (e) Investments constituting: (i) account receivables owing to any of them if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms; (ii) negotiable instruments held and endorsed for collection in the ordinary course of business; (iii) lease, utility and other similar deposits in the ordinary course of business; (iv) prepayments and deposits to suppliers in the ordinary course of business; (v) Investments corresponding to Indebtedness permitted by Section 8.01(c) and (d); and (vi) Investments in securities and instruments of trade creditors or customers in the ordinary course of business and consistent with the past practices that are received in settlement of bona fide disputes or pursuant to any plan of reorganization or liquidation or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers; and (f) Investments to the extent such Investments reflect an increase in the value of Investments otherwise permitted under this Section 8.04. Section 8.05. Restricted Payments. The Borrower will not, nor will it permit any other Borrower Group Company to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except to the extent such amounts would be permitted to be distributed to or as directed by the Borrower pursuant to section 8 of the Security Agreement, and except that, notwithstanding the foregoing, the Borrower may declare and pay dividends with respect to its Stock payable solely in additional shares of such common stock. Nothing herein shall be deemed to prohibit the payment of dividends or distributions by any Borrower Group Company to the Borrower or other Borrower Group Company or to prohibit any other transaction specifically permitted in the Loan Documents. Section 8.06. Transactions with Affiliates. The Borrower will not, nor will it permit any other Borrower Group Company to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except: - 111 -#4921-3226-4509v1#4921-3226-4509v7 (a) transactions between Borrower Group Companies or Asset Owning Entities; (b) investments permitted by Section 8.04; (c) any Restricted Payment permitted by Section 8.05; (d) customary fees paid, and customary indemnities provided, to managers and directors of the Borrower Group Companies; (e) the consummation of the Transactions; (f) the entry into and performance of the Servicing Agreement (including the making of any payments to any permitted sub-servicer in accordance with the Servicing Agreement); (g) the entry into with Affiliates and the making of payments under tax sharing agreements (or tax distribution provisions in partnership or similar agreements) containing customary terms and as reasonably approved by the Facility Agent; (h) any Disposition of an Asset that is otherwise in accordance with the terms hereof; and (i) distribution of any funds received by it pursuant to section 8 of the Security Agreement. Section 8.07. Restrictive Agreements. The Borrower will not, nor will it permit any Borrower Group Company to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon: (a) the ability of any Borrower Group Company to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Borrower Group Company to pay dividends or other distributions with respect to any shares of its capital or the ability of any Borrower Group Company to make or repay loans or advances to the Borrower or any of its respective Subsidiaries or to Guarantee Indebtedness of the Borrower or any of its respective Subsidiaries; provided that: (i) the foregoing shall not apply to: (A) restrictions and conditions imposed by law or by this Agreement or related documentation, or (B) customary restrictions and conditions contained in agreements relating to the sale of any property pending such sale; provided that such - 112 -#4921-3226-4509v1#4921-3226-4509v7 restrictions and conditions apply only to the property that is to be sold and such sale is permitted under this Agreement; and (ii) paragraph (a) of the foregoing shall not apply to customary provisions in Asset Leases or Loan Assets and other contracts restricting the assignment thereof or the property subject thereto. Section 8.08. Operating Covenants. (a) The Borrower will not, or will permit any other Borrower Group Company to, (i) lease or re-lease, sell, assign, transfer or otherwise voluntarily dispose of (including any disposition pursuant to Section 8.09 but excluding any Purchase Option in respect of which a Borrower Group Company does not have any discretion with regards to the exercise of such and excluding any transfer of an Asset pursuant to a forced transfer provision in any Loan Asset), any Asset if after effecting such lease or re-lease, sale, disposition, assignment or transfer (and for these purposes, any lease or re-lease shall be considered to be effected on the date on which the subject leasing or re-leasing commences and any sale, assignment or transfer, or other voluntary disposition shall be considered to be effected on the date on which the sale, assignment or transfer, or other voluntary disposition is completed) a Concentration Breach Event would occur or continue following such lease, re-lease, sale, disposition, assignment or transfer; provided that any lease, re-lease, sale or any voluntary disposition of an Unutilized Asset which improves a current breach of any Concentration Limits (and does not cause a Concentration Breach Event in respect of any of the other Concentration Limits) shall not constitute a breach of this Section 8.08; (ii) at the time of execution of such Lease, lease or re-lease any Owned Asset to a lessee that as of such time is: (A) organized in a Prohibited Jurisdiction; or (B) a Sanctioned Person, unless such Lease is permitted pursuant to a general or specific license, exemption, exception or waiver issued by any applicable Sanctions Authority;

- 113 -#4921-3226-4509v1#4921-3226-4509v7 (b) The Borrower will not, or permit any other Borrower Group Company to, incur any Capital Expenses, other than Maintenance and Modification Expenses and Capital Expenses for which the Borrower has reserved in accordance with the definition of “Maintenance Reserve Required Amount” drawn from the Maintenance Reserve Account, for the purpose of effecting any optional improvement or modification of any Funded Asset, including the purchase of any Aircraft Engine or parts, unless in the ordinary course of business (including any transitioning or refurbishment of a Funded Asset performed in connection with the proposed leasing or sale of such Funded Asset and including any manufacturer or aircraft authority directive). Notwithstanding the foregoing, any Borrower Group Company may make payments to effect any such optional improvements or modifications to the extent solely funded by an equity contribution or Subordinated Indebtedness or amounts paid at the direction of the Borrower pursuant to section 8.01(a)(xvi) or section 8.01(d)(viii). (c) Unfunded Assets. The Borrower will not, nor will it permit any other Borrower Group Company to (i) own an Unfunded Asset for a period of longer than 60 calendar days, (ii) own or acquire an Unfunded Asset which is subject to any Liens other than Permitted Encumbrances or which would cause the Borrower to breach the covenant set forth at Section 6.15, (iii) acquire an Unfunded Asset while any Event of Default has occurred and is continuing (unless contracted to do so before such Event of Default occurred) or at any time other than during the Availability Period, (iv) acquire or own an Unfunded Asset other than (A) if the Borrower intends at the time such Unfunded Asset is acquired that such Unfunded Asset may become a Funded Asset or Additional Collateral or (B) as a result of such Unfunded Asset being released from the Lien of the Security Agreement without yet being subject to a disposition. Section 8.09. Sales of Assets. Except with respect to Dispositions pursuant to Section 10.02(c), without the prior written consent of the Administrative Agent acting on the instructions of the Required Lenders, the Borrower will not, nor will it permit any other Borrower Group Company to, dispose of an Asset or Asset Interest (including by way of an exercise of a Purchase Option that such Borrower Group Company entitled to exercise its discretion freely) to any entity that is not a Borrower Group Company if the aggregate Net Available Proceeds thereof provided in connection therewith shall be less than the Required Prepayment Amount. - 114 -#4921-3226-4509v1#4921-3226-4509v7 Section 8.10. Modifications of Certain Documents. (a) The Borrower will not, nor will it permit any other Borrower Group Company to, consent to any modification, supplement or waiver of any of the provisions of the Servicing Agreement without the prior consent of the Facility Agent, acting on the direction of the Required Lenders. (b) Subject to Section 8.10(c) below, the Borrower and the other Borrower Group Companies shall be entitled to amend, modify or supplement any Portfolio Document, and grant any approvals, consents, waivers or similar thereunder without any requirement for consent or approval from the Administrative Agent, the Facility Agent, any Secured Party or any other Person. (c) The prior written consent of the Facility Agent (acting at the direction of the Required Lenders) is required for any amendment, modification, termination, release, cancellation or other change made to, or any approvals, consents, waivers or similar actions are given in respect of, any Portfolio Document which would: (i) reduce scheduled Rental Payments under any Asset Lease; or (ii) reduce scheduled payments of principal or interest under any Loan Asset; provided that (A) this Section 8.10 shall not apply to any amendment relating to the termination or extension of an Asset Lease or Loan Asset in accordance with the Standard of Care, and (B) the request for consent to any such amendment, modification, supplement or waiver required by the terms of this Section 8.10 shall be sent by electronic mail to the Administrative Agent, the Facility Agent and the contacts at each Lender provided by the Administrative Agent (as updated from time to time by each Lender); and if the Required Lenders do not direct the Administrative Agent to definitively respond to a request for consent to any such modification, supplement or waiver within ten Business Days of the date on which such request is received by the Administrative Agent in writing, the Administrative Agent (on behalf of the Required Lenders) shall be deemed to have given its consent to such amendment, modification, supplement or waiver; provided further, that any restructuring of any Lease shall be agreed by the Servicer consistent with the Standard of Care. Section 8.11. Limitation on Business Activities. (a) The Borrower will not, nor will it permit any other Borrower Group Company to, engage in any business or activity other than: (i) performing its obligations under and engaging in activities otherwise permitted by the Loan Documents; (ii) purchasing or otherwise acquiring, owning, holding, converting, maintaining, modifying, managing, operating, leasing, re-leasing, making, advancing and, subject to the limitations set forth in this Agreement, selling or otherwise disposing of an Asset or Unfunded Asset (or related Asset Interest) and entering into all contracts and engaging in all - 115 -#4921-3226-4509v1#4921-3226-4509v7 related activities incidental thereto, including, from time to time, accepting, exchanging, holding or permitting any such Borrower Group Company to accept, exchange or hold promissory notes, contingent payment obligations or equity interests, of Obligors or their Affiliates issued in connection with the bankruptcy, reorganization or other similar process, or in settlement of delinquent obligations or obligations anticipated to be delinquent, of such Obligors or their respective Affiliates in the ordinary course of business; (iii) issuing loans to, and guaranteeing or otherwise supporting the obligations and liabilities of any Borrower Group Company; (iv) the incorporation, establishment, formation, organization, purchase, ownership and management of other Borrower Group Companies, acquiring, holding or disposing of shares or other interests therein, or causing the dissolution thereof, subject to the requirements in the Loan Documents; (v) in the case of any Borrower Group Company (other than an intermediate lessor or Owner Trustee), engaging in currency and interest rate exchange transactions for the purposes of avoiding, reducing, minimizing, hedging against or otherwise managing the risk of any loss, cost, expense or liability arising, or which may arise, directly or indirectly, from any change or changes in any interest rate or currency exchange rate or in the price or value of any property or assets of any Borrower Group Company and not for speculative purposes, within limits and with providers specified by the Administrative Agent, including, but not limited to, dealings, whether involving purchases, sales or otherwise, in foreign currency, spot and forward interest rate exchange contracts, forward interest rate agreements, caps, floors and collars, futures, options, swaps and any other currency, interest rate and other similar hedging arrangements and such other instruments as are similar to, or derivatives of, any of the foregoing in each case in accordance with the terms of the Loan Documents; (vi) taking out, acquiring, surrendering and assigning policies of insurance and assurances with any insurance company or companies in the ordinary course of a Borrower Group Company’s business and not for speculative purposes which such Borrower Group Company may think fit and to pay the premiums thereon in each case in accordance with the terms of the Loan Documents; and (vii) entering into all contracts and engaging in all related activities incidental to the activities described in this Section 8.11(a). (b) The Borrower will not, nor will it permit any other Borrower Group Company to, employ or maintain any employees other than as required by any provisions of Applicable Law; provided that directors, the institutions acting as Owner Trustees and their employees shall not be deemed to be employees for purposes of this Section. Section 8.12. Limitations on Leases. The Borrower will not, nor will it permit any other Borrower Group Company to, enter into any arrangement with any Person providing for the leasing by any Borrower Group Company or its Subsidiaries of real or personal property except to a Borrower Group Company or to a lessee under an Asset Lease, in each case, in - 116 -#4921-3226-4509v1#4921-3226-4509v7 accordance with the provisions of the Loan Documents; provided, however, that a Borrower Group Company may enter into a leasing arrangement with a lessee for an Unfunded Asset. Section 8.13. Non-Petition. Except as contemplated in Section 8.03, the Borrower will not, nor will it permit any other Borrower Group Company to, prior to the date which is one year and one day after the payment in full of all Obligations (other than contingent obligations for which no claim has been made), institute against, or join any other Person in instituting against, the Borrower or any Borrower Group Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy, insolvency, reorganization or similar law. Section 8.14. Changes in Fiscal Year. None of the Borrower Group Companies will change the last day of its fiscal year from December 31 or the last days of the first three fiscal quarters in each of its fiscal years from the last day of each of March 31, June 30 and September 30, without the prior consent of the Facility Agent, acting on the direction of the Required Lenders. Section 8.15. Investment Company Status. The Borrower will not be required to register or take or permit any action that will cause it to be required to register, as an “investment company” as defined in the Investment Company Act. Section 8.16. Protection of Security Interest of the Lenders. The Borrower shall not, and shall not permit any other Borrower Group Company that is a grantor of a security interest under the Security Agreement to, change its name or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with the Security Agreement seriously misleading within the meaning of § 9-507 of the UCC or other similar laws or change its location for purposes of § 9-307 of the UCC, unless the Borrower shall have given the Administrative Agent and the Security Trustee at least 30 days prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements. Section 8.17. Securities Act. No Borrower or Borrower Group Company shall: (a) issue any obligations that: (i) constitute asset-backed commercial paper, or (ii) are securities required to be registered under the Securities Act or that may be offered for sale under Rule 144A of the Securities and Exchange Commission thereunder; (b) issue any other debt obligations or equity interests other than: (i) debt obligations substantially similar to the obligations of the Borrower under this Agreement that are: (A) issued to other banks or asset-backed commercial paper conduits in privately negotiated transactions; and

- 117 -#4921-3226-4509v1#4921-3226-4509v7 (B) subject to transfer restrictions substantially similar to the transfer restrictions set forth in this Agreement; (ii) debt obligations to any other Borrower Group Company; (iii) debt obligations expressly permitted pursuant to this Agreement and the other Loan Documents; (iv) in respect of the Borrower, equity interests issued to the Pledgor under the terms of the Borrower’s organizational documents; (v) in respect of each Borrower Group Company (other than the Borrower), equity interests issued to its holding company as the date on which it acceded to the Security Agreement which is also a Borrower Group Company under the terms of its organizational documents; and (vi) Subordinated Indebtedness; or (c) Use any of the proceeds of the Loans to buy or carry Margin Stock. ARTICLE IX ACCOUNTS; PRIORITY OF PAYMENTS On or before the Effective Date the Borrower shall cause the Security Trustee to establish on its books and records the Collections Account, the Liquidity Account, the Cash Trap Account, the Maintenance Reserve Account, the Expense Account and the Security Deposit Reserve Account. The balance from time to time in such Accounts shall be subject to withdrawal only as provided in the Security Agreement or each Account Control Agreement. All Collections shall be, when received by any Borrower Group Company, as soon as reasonably practicable thereafter, deposited in the Collections Account, and all cash, Investments and other property in the Collections Account shall be transferred from, or retained in, the Collections Account in accordance with the terms of this Agreement and the Security Agreement and each Account Control Agreement. The Borrower shall be deemed to have made payments required hereunder by application of amounts in the Collections Account in accordance with section 8 of the Security Agreement. ARTICLE X EVENTS OF DEFAULT Section 10.01. Events of Default. Each of the events and circumstances set out in Section 10.01(a) to Section 10.01(k) is an Event of Default (each an “Event of Default”). (a) Failure to Pay. The Borrower or any Borrower Group Company: (i) fails to pay any principal on any Loan (including payment of the Amortization Amounts) or any interest on any Loan (including the Interest Amount but - 118 -#4921-3226-4509v1#4921-3226-4509v7 excluding any Default Interest Amount), in each case within five Business Days of the same becoming due and payable; (ii) fails to pay any amount not described in (i) above which is due and payable under this Agreement or under any other Loan Document within ten Business Days of the Borrower’s receipt of written notice of such non-payment. (b) Relevant Obligations. The Borrower or any Borrower Group Company shall fail to observe or perform any covenant, condition or agreement applicable to it contained in 6.01 (with respect to corporate existence), 6.03, 6.06 or 6.11; (c) Representations and Warranties. Any material representation or warranty made by a Borrower Group Company in this Agreement or any other Loan Document to which it is a party or by the Pledgor in the Borrower Pledge, shall prove to have been incorrect in a material respect when made, and if capable of remedy, the same shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent has been received by the Borrower. (d) Other Obligations. A Borrower Group Company shall fail to observe or perform in any material respect any material covenant, condition or agreement applicable to it contained in this Agreement (other than those specified in paragraphs (a) to (c)) or any other Loan Document to which it is a party or the Parent shall fail to observe or perform in any material respect any material covenant, condition or agreement applicable to it contained in the Borrower Pledge, and in each case such failure shall continue unremedied for a period of 30 or more days (or five Business Days, in the case of any failure by the Borrower to deliver the Monthly Report by the Monthly Date) after notice of such failure from the Administrative Agent is received by the Borrower; provided that, other than in the case of any failure to deliver the Monthly Report, such 30-day period will be extended an additional 15 days if such failure continues to be capable of being remedied and the Borrower is diligently pursuing such remedy and has certified to the Administrative Agent a description of such the steps the Borrower is taking diligently to pursue such remedy. (e) Involuntary Proceedings. A court having jurisdiction in the premises enters a decree or order for (i) relief in respect of a Borrower Group Member (other than a Non-Significant Subsidiary), under any Applicable Law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar law now or hereafter in effect; (ii) appointment of a receiver, liquidator, examiner, assignee, custodian, trustee, sequestrator or similar official of a Borrower Group Member (other than a Non-Significant Subsidiary); or (iii) the winding up or liquidation of the affairs of a Borrower Group Member (other than a Non-Significant Subsidiary) and, in each case, such decree or order shall remain unstayed or such writ or other process shall not have been stayed or dismissed within 90 days from entry thereof. (f) Voluntary Proceedings. A Borrower Group Member (other than a Non-Significant Subsidiary) (i) voluntarily commences a proceeding under any Applicable Law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar law now or hereafter in effect, or consents to the - 119 -#4921-3226-4509v1#4921-3226-4509v7 entry of an order for relief in any involuntary case under any such law, in respect of a Borrower Group Member (other than a Non-Significant Subsidiary); (ii) consents to the appointment of or taking possession by a receiver, liquidator, examiner, assignee, custodian, trustee, sequestrator or similar official of a Borrower Group Member (other than a Non-Significant Subsidiary) or for all or substantially all of the property and assets of a Borrower Group Member (other than a Non-Significant Subsidiary); or (iii) effects any general assignment for the benefit of creditors. (g) Judgments. One or more non-appealable judgments for the payment of money in an aggregate amount in excess of $30,000,000 shall be rendered against one or more Borrower Group Companies by a court of competent jurisdiction and the same shall remain undischarged for a period of 45 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Borrower Group Company to enforce any such judgment, provided, however, that any such judgments shall not be taken into account in determining whether an Event of Default under this Section 10.01(g) has occurred if and for so long as (i) the amount of such judgment is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and (ii) such insurer, which shall be rated at least “A” by A.M. Best Company or any similar successor entity, has been notified of, and has not disputed the claim made for payment of, the amount of such judgment. (h) Servicer Events. The appointment of a Servicer as servicer under the Servicing Agreement shall have terminated and a replacement servicer, the identity of whom is reasonably acceptable to the Required Lenders (acting reasonably), has not been appointed within 45 days of such termination. (i) Priority. The Liens created under the Security Documents shall at any time not constitute a valid and first-priority perfected Lien in the relevant jurisdiction on the collateral intended to be covered thereby (to the extent required under the Loan Documents) in favor of the Secured Parties to secure the Obligations, free and clear of all other Liens (other than Permitted Encumbrances) any of the Loan Documents shall for whatever reason be terminated or cease to be in full force and effect, and, if such circumstance described in this clause (i) is a result of an administrative or other ministerial error, a change in Applicable Law, or other circumstance not caused by a Borrower Group Company and is remediable and the Borrower, the applicable Borrower Group Company or the Servicer is diligently pursuing such remedy, such failure shall continue for five Business Days after notice of such failure from the Administrative Agent is received by the Borrower. (j) Borrower Change in Control. A Borrower Change in Control shall have occurred. (k) Cessation of Business. WLFC and all of its Affiliates cease to perform the business of aircraft engine leasing. Notwithstanding the foregoing, the foregoing Events of Default set forth in clause (b), (c) or (d) above which is caused by a default or event of default (or similar term) under any relevant Asset Lease Document or Loan Asset Document will not constitute an Event of Default (so long as the Borrower or the Servicer acts consistent with the Standard of Care with - 120 -#4921-3226-4509v1#4921-3226-4509v7 respect to such underlying default or event of default), and the occurrence of a default or an event of default (or similar term) under any relevant Asset Lease Document or Loan Asset Document in itself will not constitute an Event of Default. Section 10.02. Remedies. (a) Upon the occurrence of an Event of Default which is continuing (other than an event described in Section 10.01(f) or (g)), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower cancel the Commitments and/or declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the Commitments shall be cancelled and/or the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower Group Companies accrued hereunder or under any other Loan Document, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower Group Company, and in the case of any event described in Section 10.01(f) or (g) the Commitments shall be automatically cancelled and the principal of the Loans then outstanding together with accrued interest thereon and all fees and other obligations of the Borrower Group Companies accrued hereunder or under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower Group Company. In addition, the Administrative Agent may, and at the request of the Required Lenders shall, direct the Security Trustee to exercise any or all rights or remedies provided in the Loan Documents or under applicable law (including the Cape Town Convention). In addition to the foregoing remedies, in the event of a Servicer Termination Event that is continuing, the Administrative Agent shall, at the request of the Required Lenders, replace the Servicer with a Person selected by the Required Lenders. (b) Following an Event of Default, all proceeds from the disposition of Collateral shall be distributed in accordance with section 8 of the Security Agreement. (c) In case of an Event of Default that arises from an act or condition solely affecting one or more Assets or Borrower Group Companies (but not the Borrower), such Event of Default shall be deemed cured if, within 60 days of the occurrence of such Event of Default, the Borrower (as funded by an equity contribution or Subordinated Indebtedness) shall prepay the Required Prepayment Amount for the Loans relating to such Assets or Borrower Group Companies and no other Default or Event of Default is continuing or would result therefrom; provided that the Borrower shall transfer its interest in such Borrower Group Companies (which transfer shall not constitute a Disposition) within 60 days following the payment specified above being made. (d) The Borrower may only cure an Event of Default under Section 10.01 that has occurred because the Available Collections Amount is insufficient to make such payments on up to six consecutive and up to 12 cumulative Payment Dates; provided that there is no limitation on the right of the Borrower to cure any shortfalls in the Available Collections Amount relating to power by the hour arrangements or rent deferral arrangements (other than an

- 121 -#4921-3226-4509v1#4921-3226-4509v7 amendment that reduces scheduled basic rent or principal and interest with respect to an Asset), or on the ability of the Borrower to make principal payments to cure or avoid any mandatory prepayment event, Early Amortization Event, DSCR Cash Trap Event or other event relating to LTV, DSCR or Concentration Breach Event. ARTICLE XI THE ADMINISTRATIVE AGENT AND SECURITY TRUSTEE Section 11.01. Appointment. Each Secured Party does hereby, and by its execution of any Hedging Agreement shall be deemed to, as applicable, irrevocably designate and appoint (i) the Administrative Agent as the agent of such Secured Party under this Agreement and the other Loan Documents, (ii) the Security Trustee to take such action on behalf of the Secured Parties and to exercise such powers and perform such duties as are expressly delegated to it under this Agreement and each other Loan Document to which it is a party, and each Secured Party irrevocably authorizes each Secured Party Representative and (iii) the Facility Agent as the agent of such Secured Party under this Agreement and the other Loan Documents, in such capacity, to take such action on its behalf and to exercise such powers and perform such duties as are expressly delegated to it under the provisions of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Each of the Administrative Agent, the Security Trustee and the Facility Agent hereby agrees to and accepts such appointment. Each Secured Party Representative and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Borrower Group Company as though the Administrative Agent or the Security Trustee, as the case may be, were not a Secured Party Representative. With respect to its Loans made or renewed by it, each Secured Party Representative shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not a Secured Party Representative, and the terms “Lender” and “Lenders” shall include each Secured Party Representative in its individual capacity. Section 11.02. Exculpatory Provisions. No Secured Party Representative shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing: (a) no Secured Party Representative shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) no Secured Party Representative shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Secured Party Representative is required to exercise in writing by the Required Lenders; and (c) except as expressly set forth herein and in the other Loan Documents, no Secured Party Representative shall have any duty to take any discretionary action or exercise any discretionary powers or have any duty to disclose, and shall not be liable for the failure to - 122 -#4921-3226-4509v1#4921-3226-4509v7 disclose, any information relating to any Borrower Group Company that is communicated to or obtained by such Secured Party Representative or any of its Affiliates in any capacity. No Secured Party Representative shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or in the absence of its own gross negligence or willful misconduct. No Secured Party Representative shall be deemed to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by a Borrower Group Company or to the Security Trustee by the Administrative Agent, as the case may be, and neither Secured Party Representative shall be responsible for or have any duty to ascertain or inquire into: (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document; (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith (including recalculating or re-verifying any calculation or information set forth therein); (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein; (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document; or (v) the satisfaction of any condition set forth in Article III or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to such Secured Party Representative. Section 11.03. Reliance. Each Secured Party Representative shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, facsimile, letter, email, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower Group Companies), independent accountants and other experts selected by such Secured Party Representative. The Secured Party Representatives may deem and treat the payee of any Loan as the owner thereof for all purposes unless such Loan shall have been transferred in accordance with Section 12.04 and all actions required by such Section in connection with such transfer shall have been taken. Each Secured Party Representative shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement, or in the case of the Security Trustee, the Administrative Agent) as such Secured Party Representative deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Each Secured Party Representative shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the - 123 -#4921-3226-4509v1#4921-3226-4509v7 Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans. Section 11.04. Delegation. Each Secured Party Representative may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys in fact and shall be entitled to advice of counsel of its own choosing concerning all matters pertaining to such duties and shall not incur any liability in acting in good faith in accordance with any advice from such counsel. No Secured Party Representative shall be responsible for the negligence or misconduct of any agents or attorneys-in fact selected by it with reasonable care. Section 11.05. Resignation of Administrative Agent or Security Trustee. The Administrative Agent may resign as Administrative Agent and the Security Trustee may resign as Security Trustee upon 60 days’ notice to the Lenders, the Hedging Provider, the other Secured Parties and the Borrower. If any such Secured Party Representative shall resign under this Agreement and the other Loan Documents, then the Required Lenders shall appoint a successor representative for the Secured Parties, which successor representative shall be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor representative shall succeed to the rights, powers and duties of such Secured Party Representative, and the term “Administrative Agent” or “Security Trustee,” as the case may be, shall mean such successor representative effective upon such appointment and approval, and such former Secured Party Representative’s rights, powers and duties as such Secured Party Representative shall be terminated, without any other or further act or deed on the part of such former Secured Party Representative or any of the parties to this Agreement or any holders of the Loans. If no successor representative has accepted appointment as such Administrative Agent or Security Trustee, as the case may be, by the date that is 30 days following a retiring Secured Party Representative’s notice of resignation, then the retiring Secured Party Representative may apply to a court of competent jurisdiction for the appointment of a successor Secured Party Representative or for other appropriate relief. The costs and expenses (including its attorneys’ fees and expenses) incurred by such Secured Party Representative in connection with such proceeding shall be paid by the Borrower. Upon receipt of the identity of the successor Security Trustee, the Security Trustee shall deliver the Collateral then held under the Loan Documents to the successor Security Trustee. Upon its resignation and delivery of the Collateral as set forth in this Section and appointment of the replacement Security Trustee, the Security Trustee shall be discharged of and from any and all further obligations arising in connection with the Collateral or this Agreement. After any retiring Secured Party Representative’s resignation as Secured Party Representative, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Secured Party Representative under this Agreement and the other Loan Documents. In the event that Bank of America, N.A. is no longer a Lender, each of the rights and obligations of the Facility Agent shall devolve automatically and without further act by any Person become rights and obligations of the Administrative Agent, who hereby accepts such rights and obligations. Section 11.06. Removal of Administrative Agent or Security Trustee. Subject to the appointment and acceptance of a successor Administrative Agent or Security Trustee as - 124 -#4921-3226-4509v1#4921-3226-4509v7 provided below the Required Lenders may remove the Administrative Agent or the Security Trustee at any time, in each case by giving notice thereof to the Lenders, the Borrower and the other of the Administrative Agent or the Security Trustee. Upon any such removal, the Required Lenders shall have the right to appoint a successor Administrative Agent or Security Trustee, which successor Administrative Agent or Security Trustee shall be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed). Upon the acceptance of any appointment as Administrative Agent or Security Trustee hereunder by a successor Administrative Agent or Security Trustee, such successor Administrative Agent or Security Trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the removed Administrative Agent or Security Trustee, and the removed Administrative Agent or Security Trustee shall be discharged from its duties and obligations hereunder. After any Administrative Agent’s or Security Trustee’s removal hereunder as Administrative Agent or Security Trustee, the provisions of this Article XI shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent or Security Trustee. Section 11.07. No Representations or Warranties. Each Lender hereby and each Hedging Provider by entering into a Hedging Agreement, as applicable, expressly acknowledges that neither of the Secured Party Representatives nor any of their respective officers, directors, employees, agents, attorneys in fact or Affiliates have made any representations or warranties to it and that no act by any Secured Party Representative hereafter taken, including any review of the affairs of a Borrower Group Company or any affiliate of a Borrower Group Company, shall be deemed to constitute any representation or warranty by any Secured Party Representative to any Lender and any Hedging Provider. Each Lender hereby and each Hedging Provider by entering into a Hedging Agreement represents to the Secured Party Representatives that it has, independently and without reliance upon any Secured Party Representative or any other Secured Party and based on such documents and information as it has deemed appropriate made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower Group Companies and their Affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also hereby and each Hedging Provider by entering into a Hedging Agreement represents that it will, independently and without reliance upon any Secured Party Representative or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower Group Companies and their Affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders or the Hedging Providers by any Secured Party Representative hereunder or any other Loan Document, no Secured Party Representative shall have any duty or responsibility to provide any Lender or any Hedging Provider with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Borrower Group Company or any Affiliate of a Borrower Group Company that may come into the possession of such Secured Party Representative or any of its officers, directors, employees, agents, attorneys in fact or Affiliates. The Administrative Agent and the Security Trustee shall each provide each

- 125 -#4921-3226-4509v1#4921-3226-4509v7 Lender, the other Secured Party Representative and each Hedging Provider with a copy of all notices, reports and other written communication from any Borrower Group Company. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 11.08. Security Trustee and Administrative Agent. The Security Trustee shall be entitled to payment from the Borrower for fees and expenses for all services rendered by it hereunder as separately agreed to in writing between the Borrower and the Security Trustee (as such fees may be adjusted as agreed from time to time). The obligations contained in this Section shall survive the termination of this Agreement and the resignation or removal of the Security Trustee. (a) The Security Trustee shall not be required to expend or risk any of its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder. (b) Any corporation into which the Security Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Security Trustee shall be a party, or any corporation succeeding to the business of the Security Trustee shall be the successor of the Security Trustee hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by Applicable Law to effect such succession, anything herein to the contrary notwithstanding. (c) Whenever in the administration of the provisions of this Agreement or the other Loan Documents the Security Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, - 126 -#4921-3226-4509v1#4921-3226-4509v7 such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or willful misconduct on the part of the Security Trustee, be deemed to be conclusively proved and established by a certificate signed by one of Borrower’s or the Administrative Agent’s officers, and delivered to the Security Trustee and such certificate, in the absence of gross negligence or willful misconduct on the part of the Security Trustee, shall be full warrant to the Security Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof. (d) Whenever, in the course of performing its duties pursuant to this Agreement or any of the Loan Documents, the Security Trustee is required to give its consent or direction or otherwise make a determination under any Loan Documents, it is understood and agreed that in all such instances it shall only provide such consent, direction or determination upon receipt of a written direction received from the Administrative Agent (subject to Section 12.02), and may conclusively rely and shall be fully protected in relying upon such direction. Notwithstanding anything herein or in the Loan Documents to the contrary, the Security Trustee shall be fully protected in refraining from giving such consent or direction in the absence of the direction of the Administrative Agent. (e) The parties hereto acknowledge that for purposes of applicable local law, the Security Trustee is required to execute certain Security Documents in its individual capacity, but always for the benefit of the Secured Parties. This notwithstanding, the parties hereto agree that with regard to such Security Documents, the Security Trustee shall be subject to the duties and responsibilities of the Security Trustee and shall be entitled to the rights, protections, exculpations, benefits and indemnities set forth in this Agreement. (f) When the Security Trustee acts on any information, instructions or communications (including, but not limited to, communications with respect to the delivery of securities or the wire transfer of funds) sent in accordance with Section 12.01, the Security Trustee, absent gross negligence, willful misconduct or breach in bad faith, shall not be responsible or liable in the event such communication is not an authorized or authentic communication of the Borrower or Administrative Agent or is not in the form the Borrower and Administrative Agent sent or intended to send (whether due to fraud, distortion or otherwise). The Borrower shall indemnify the Security Trustee against any loss, liability, claim or expense (including legal fees and expenses) it may incur with its acting in accordance with any such communication. (g) In no event shall the Security Trustee or the Administrative Agent be liable: (i) for acting in accordance with or conclusively relying upon any instruction, notice, demand, certificate or document from the Borrower or the Administrative Agent or any entity acting on behalf of the Borrower or the Administrative Agent; (ii) for any indirect, consequential, punitive or special damages, regardless of the form of action and whether or not any such damages were foreseeable or contemplated; - 127 -#4921-3226-4509v1#4921-3226-4509v7 (iii) for the acts or omissions of its nominees, correspondents, designees, agents, subagents or subcustodians appointed by it with due care; (iv) for the investment or reinvestment of any cash held by it hereunder, in each case in good faith, in accordance with the terms hereof, including any liability for any delays in the investment or reinvestment of the Collateral, or any loss of interest or income incident to any such delays; or (v) for an amount in excess of the value of the Collateral, valued as of the date of deposit, but only to the extent of direct money damages, and in each case only if caused by the Security Trustee’s gross negligence or willful misconduct. (h) Neither the Security Trustee nor the Administrative Agent shall incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Security Trustee or the Administrative Agent (as applicable) (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility). (i) The Security Trustee shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited under any Loan Document, or for any description therein, or for the identity or authority of Persons executing or delivering or purporting to execute or deliver any such document, security or endorsement. The Security Trustee shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited under any Loan Document. (j) The Security Trustee shall not be under any duty to give the Collateral held by it under the Loan Documents any greater degree of care than it gives its own similar property and shall not be required to invest any funds held by it except as directed in accordance with any Account Control Agreement and the Security Agreement. Uninvested funds held by the Security Trustee shall not earn or accrue interest, and the Security Trustee shall incur no liability for any investment losses. (k) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Security Trustee under any Loan Document, the Security Trustee may, in its sole discretion, refrain from taking any action other than to retain possession of the Collateral, unless the Security Trustee receives written instructions, signed by the Administrative Agent, which eliminate such ambiguity or uncertainty. (l) In the event of any dispute between or conflicting claims among the Borrower, the Administrative Agent and any other Person or entity with respect to any Collateral, the Security Trustee shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Collateral so long as such dispute or conflict shall continue, and the Security Trustee shall not be or become liable in any - 128 -#4921-3226-4509v1#4921-3226-4509v7 way for failure or refusal to comply with such conflicting claims, demands or instructions. The Security Trustee shall be entitled to refuse to act until, in its sole discretion, either: (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Security Trustee; or (ii) the Security Trustee shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all losses (including by way of liability to the other Secured Parties) which it may incur by reason of so acting. Any court order, judgment or decree shall be accompanied by a legal opinion by counsel for the presenting party, satisfactory to the Security Trustee, to the effect that said order, judgment or decree represents a final adjudication of the rights of the parties by a court of competent jurisdiction, and that the time for appeal from such order, judgment or decree has expired without an appeal having been filed with such court. The Security Trustee shall be entitled to act on such court order and legal opinions without further question. The Security Trustee may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such proceeding and any legal opinions shall be paid by the Borrower. ARTICLE XII MISCELLANEOUS Section 12.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) of this Section), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by email, as follows: (i) If to the Borrower or any of its Subsidiaries, to it: c/o Willis Lease Finance Corporation 60 East Sir Francis Drake Boulevard Suite 209 Larkspur, CA 94939 Attn: General Counsel Telephone No.: (415) 408-4732 Facsimile No.: (415) 408-4701 Email: dpoulakidas@willislease.com (ii) if to the Facility Agent, to Bank of America, N.A.

- 129 -#4921-3226-4509v1#4921-3226-4509v7 One Bryant Park Attn: Bradley Sohl New York, NY 10036 Telephone: (646) 855-2050 E-mail: brad.sohl@bofa.com (iii) if to the Administrative Agent or Security Trustee, to Bank of Utah 50 South 200 East, Suite 110 Salt Lake City, UT 84111 Attention: Corporate Trust Telephone: (801) 924-3690 Facsimile: (801) 924-3630 E-mail: corptrust@bankofutah.com (iv) if to any Lender, to the Administrative Agent. (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless otherwise provided, if the date a notice or other communication is required to be delivered or furnished is not a Business Day, such notice of other communication may be delivered or furnished on the next succeeding Business Day. (c) Any party hereto may change its addresses and other information for notices and other communications hereunder by notice to the other parties hereto (or, in the case of any such change by a Lender, by notice to the Borrower and the Administrative Agent). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. (d) Upon receipt by it of any report, financial statement or other notice hereunder, the Administrative Agent will promptly send such report, financial statement or other notice to the Lenders in accordance with the instructions given to it by the Lenders. - 130 -#4921-3226-4509v1#4921-3226-4509v7 Section 12.02. Waivers; Amendments. (a) No Deemed Waivers; Remedies Cumulative. No failure or delay by the Administrative Agent, Security Trustee, the Facility Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Party Representatives and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Secured Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether any Secured Party Representative or any Lender may have had notice or knowledge of such Default at the time. (b) Amendments. Neither this Agreement or any Loan Document, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this Section 12.02 or Section 2.19. The Required Lenders and each Borrower Group Company party to the relevant Loan Document may, or (with the written consent of the Required Lenders) the Secured Party Representatives and each Borrower Group Company party to the relevant Loan Document may (provided that with respect to this Agreement, no amendment, supplement, waiver or other modification hereto shall require the consent of any Borrower Group Company other than the Borrower): (i) enter into written amendments, supplements or modifications hereto and thereto (including amendments and restatements hereof or thereof) for the purpose of adding any provisions to this Agreement or any Loan Document or changing in any manner the rights of the Lenders or of the Secured Parties hereunder or thereunder; or (ii) waive, on such terms and conditions as may be specified in the instrument of waiver, any of the requirements of this Agreement or any Loan Document or any Default or Event of Default and its consequences, provided, however, that no such waiver and no such amendment, supplement or modification shall: (A) increase the Commitment or outstanding Loans of any Lender without the written consent of such Lender; (B) reduce or forgive the principal amount or extend the final scheduled date of maturity of any Loan, alter the amount of Loans that may be borrowed with respect to each Owned Asset or in the aggregate, extend the scheduled date of any amortization payment in respect of any Loan, change the stated rate of any interest or fee payable under this Agreement or any other Loan Document other than interest payable at the Default Rate, in each - 131 -#4921-3226-4509v1#4921-3226-4509v7 case, without the written consent of each Designated Lender (or in the case of a fee, each Lender to whom (or to whose Conduit Lender) such fee is payable); (C) change Section 2.15(b) or (c) or section 8 of the Security Agreement, in a manner that would alter the pro rata allocation of obligations or pro rata sharing of payments required thereunder, without the prior written consent of each Lender; (D) change any of the provisions of this Section or the definition of the term “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the prior written consent of each Lender; (E) release all or substantially all of the Collateral without the prior written consent of each Secured Party, in each case, other than in connection with a Disposition permitted hereunder or as permitted in section 10.14 of the Security Agreement or otherwise permitted under the relevant Loan Document; (F) amend, modify or otherwise affect the rights or duties of any Secured Party Representative hereunder without the prior written consent of such Secured Party Representative; (G) change, amend, modify or waive any provision of section 8.01 of the Security Agreement without the prior written consent of each Secured Party adversely affected thereby. (c) Replacement of Non-Consenting Lenders. If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by paragraph (b) of this Section, the consent of the Required Lenders is obtained but the consent of one or more of the other Lenders whose consent is required is not obtained, then (so long as no Event of Default has occurred and is continuing) the Borrower shall have the right, at their sole cost and expense, to replace each such non-consenting Lender or Lenders with one or more replacement Lenders by requiring such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 12.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Required Lenders (excluding the non-consenting Lenders), (ii) such non-consenting Lender shall have received payment of an amount equal to the outstanding principal amount of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder or under any other Loan Document, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts including, without limitation, Break Funding Payments), (iii) the Borrower has identified a replacement Lender; and (iv) each such replacement Lender consents to the proposed change, waiver, discharge or termination. - 132 -#4921-3226-4509v1#4921-3226-4509v7 (d) Defaulting Lenders. (i) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (A) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders. (B) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article X or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 12.09 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 3.01 and Section 3.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with the Commitments under this Agreement. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (C) Certain Fees. No Defaulting Lender shall be entitled to receive any Unused Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

- 133 -#4921-3226-4509v1#4921-3226-4509v7 (ii) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held pro rata by the Lenders in accordance with the Commitments under this Agreement, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided further that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (e) Schedules. For the avoidance of doubt, the Borrower may, in connection with any Loan, without the consent of any Lender or the Administrative Agent, deliver an updated Schedule II. Section 12.03. Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Borrower agree to pay: (i) all reasonable out of pocket expenses incurred by the Secured Party Representatives, the Lenders, and their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for each Secured Party Representative and the Lenders in connection with the documentation of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof, subject to any caps separately agreed; (ii) all out of pocket expenses incurred by either Secured Party Representative or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent and the Security Trustee or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including in connection with any workout, restructuring or negotiations in respect thereof; and (iii) all costs, expenses, assessments and all other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by (and only to the extent required by) any Security Document. This Section 12.03(a) shall not apply to Taxes, which for the avoidance of doubt are dealt with solely under Section 2.14. (b) Indemnification by the Borrower. The Borrower agrees to indemnify the Administrative Agent, the Security Trustee, each Hedging Provider and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an - 134 -#4921-3226-4509v1#4921-3226-4509v7 “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related reasonable expenses (excluding Taxes, which for the avoidance of doubt are dealt with solely under Section 2.14), including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of: (i) the execution or delivery of this Agreement, the other Loan Documents or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby; (ii) any Loan or the use of the proceeds therefrom or any payments that the Administrative Agent or Security Trustee is required to make in connection with the performance of its duties hereunder; (iii) the possession, use, ownership, operation, condition, manufacture, design, registration and maintenance of any Owned Asset; or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or willful misconduct of such Indemnitee. (c) Reimbursement by Lenders. To the extent that the Borrower fail to pay any amount required to be paid by it to the Administrative Agent or the Security Trustee under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or the Security Trustee, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or Security Trustee, as the case may be, in its capacity as such. (d) Waiver of Consequential Damages, Etc. To the extent permitted by Applicable Law, no Borrower Group Company shall assert, and each Borrower Group Company hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof. (e) Payments. All amounts due under this Section shall be payable promptly after written demand therefor. - 135 -#4921-3226-4509v1#4921-3226-4509v7 Section 12.04. Successors and Assigns. (a) Assignments Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, each Indemnitee) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. (i) Each Lender may, at any time, assign all or any portion of its Loans and/or its Commitments to any Eligible Assignee (other than any natural person); provided that (A) if such assignment occurs during the Availability Period, and no Event of Default has occurred and is continuing, and the assignee is not a Person that is already a Lender or an Affiliate of a Lender, such assigning Lender shall have obtained the Borrower’s prior written consent (not to be unreasonably conditioned, withheld or delayed) and (B) such sale, assignment or transfer shall not have an adverse tax consequence, increased cost or other increase in obligations, measured as of the date of such sale, assignment or transfer on any member of the Borrower Group Company. (ii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iii) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee or transferee thereunder shall be a party hereto and, to the extent of the interest assigned or transferred by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement. No Borrower Group Company shall be obliged to make any payment to such assignee or transferee in an amount greater than it would have had to make or perform any increased obligation that it would not have suffered or incurred had such assignment or transfer not taken place based on Applicable Laws, rules or regulations existing at the time of such assignment or transfer. An assigning or transferring Lender thereunder shall, to the extent of the interest assigned or transferred by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning or transferring Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 2.12, Section 2.14 and Section 12.03 with respect to facts and circumstances occurring prior to the effective date of such assignment or transfer. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section 12.04. (iii) The Security Trustee shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amounts of (and stated - 136 -#4921-3226-4509v1#4921-3226-4509v7 interest on) the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, Secured Party Representative and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. The assignment or transfer of a Loan shall only be effective following registration of such assignment or transfer on the Register. The Register is intended to cause each Loan and other obligation hereunder to be in “registered form” within the meaning of Section 5f.103-1(c) of the Treasury Regulations and Section 1.163-5(b) of the proposed Treasury Regulations and within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code. (iv) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning or transferring Lender and an assignee or transferee, the processing and recordation fee in the amount of $2,500 (provided, however, that the Security Trustee may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment or transfer) and any written consent to such assignment or transfer required by paragraph (b)(ii)(A) of this Section, the Security Trustee shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment or transfer shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (v) Notwithstanding anything to the contrary in this Section 11.03, any Conduit Lender may, with notice to, but without the prior written consent of, the Borrowers or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Advances to its Granting Lender. (c) (i) Following the Closing Date, any Lender may, with notice to the Borrower, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement and the other Loan Documents (including all or a portion of the Loans owing to it); provided that: (A) such Participant must be an Eligible Assignee (excluding, for the purposes of this clause (A), clauses (d)(A) through (d)(C) of the definition of Eligible Assignee); (B) such Lender’s obligations under this Agreement and the other Loan Documents shall remain unchanged; (C) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (D) the Borrower, the Security Trustee, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation

- 137 -#4921-3226-4509v1#4921-3226-4509v7 shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 12.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.14 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.15(c) as though it were a Lender. (ii) Limitations on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Section 2.12 or 2.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant: (A) except to the extent (if any) such Participant would have been so entitled pursuant to this Agreement if it were a Lender and had acquired its interest by assignment pursuant to Section 12.04(b); or (B) unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant shall not be entitled to the benefits of Section 2.14 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.14 as though it were a Lender. (iii) Participant Register. In the event that any Lender grants a participation in a Loan, such Lender shall maintain a register, acting solely for this purpose as an agent of the Borrower, on which it enters the name and address of all participants in the Loans held by it and the principal amounts of (and stated interest on) the portions of the Loans which are the subjects of the participations (the “Participant Register”). A Loan may be participated in whole or in part only by registration of such participation on the Participant Register; provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in rights and obligations under this Agreement and the other Loan Documents (including the portion of the Loans owning to it)) other than to the Borrower (to the extent notification of the participation is made to such Person(s) pursuant to the above provisions) except to the extent that such disclosure is necessary to establish that such participation interest is in registered form under Section 5f.103-1(c) of the Treasury Regulations and Section 1.163-5(b) of the proposed Treasury Regulations. (d) Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including, without limitation, - 138 -#4921-3226-4509v1#4921-3226-4509v7 any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 12.04 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. Section 12.05. Limited Recourse. Each Borrower Group Company’s liability under the Loan Documents and each Secured Party’s recourse to each Borrower Group Company under the Loan Documents shall be limited to amounts recovered by the Security Trustee in enforcing the security constituted by the Security Documents and each Secured Party agrees that it shall not have recourse under the Loan Documents to any of the Borrower Group Company’s other assets. The obligations of each Borrower Group Company under the Loan Documents are solely the corporate obligations of such Borrower Group Company and no person or entity (including, without limitation, each Secured Party) shall have any recourse against any director or officer of any Borrower Group Company in respect of any obligation, covenant, indemnity, representation or agreement made or given by such Borrower Group Company pursuant to the Loan Documents or any notice or document which such Borrower Group Company is requested to deliver pursuant to the provisions of the Loan Documents. Without prejudice to the rights of the Secured Parties under the Security Documents, no Secured Party will until the expiry of one year and one day after the payment of all sums outstanding and owing under the latest maturing Loan, take any corporate action or other steps or legal proceedings for the winding-up, dissolution or re-organization or for the appointment of a receiver, administrator, administrative receiver, bankruptcy trustee, liquidator, sequestrator or similar officer of any Borrower Group Company, or against any of the revenues and assets of any Borrower Group Company; provided, however, that nothing shall prevent any party hereto from otherwise participating in such bankruptcy or other proceeding instituted by any other Person. Section 12.06. Survival. All covenants, agreements, representations and warranties made by the Borrower Group Companies herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans. The provisions of Sections 2.12, 2.14, 2.19, 12.02 and 12.06 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof. Section 12.07. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loans Documents and any separate letter agreements covering fees payable to the Administrative Agent constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 3.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and - 139 -#4921-3226-4509v1#4921-3226-4509v7 their respective successors and assigns permitted hereby. Delivery of an executed counterpart of a signature page to this Agreement by email shall be effective as delivery of a manually executed counterpart of this Agreement. Section 12.08. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Section 12.09. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Borrower Group Company against any of and all the obligations of any Borrower Group Company now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over promptly to the Administrative Agent for further application in accordance with the provisions of Section 12.02(d) and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. Section 12.10. Governing Law; Jurisdiction; Service of Process; Etc. (a) Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York. (b) Submission to Jurisdiction. Each Borrower Group Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or the other Loan Documents shall affect any right that the Administrative Agent, Security Trustee or any Lender may otherwise have to bring any suit, action or - 140 -#4921-3226-4509v1#4921-3226-4509v7 proceeding relating to this Agreement or the other Loan Documents against any Borrower Group Company, WLFC or its respective properties in the courts of any jurisdiction. (c) Process Agent. Each Borrower Group Company that is not incorporated or otherwise organized in a state of the United States, if any from time to time, hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of New York may be made upon the Servicer (the “Process Agent”), and each such Borrower Group Company hereby confirms and agrees that the Process Agent shall be duly and irrevocably appointed as its agent and true and lawful attorney in fact in its name, place and stead to accept such service of any and all such writs, process and summonses in favor of such process agent, and agrees that the failure of the Process Agent to give any notice of any such service of process to any Borrower Group Company shall not impair or affect the validity of such service or of any judgment based thereon. Each Borrower Group Company hereby further irrevocably consents to the service of process in any suit, action or proceeding in such courts by the mailing thereof by the Administrative Agent, Security Trustee or any Lender by registered or certified mail, postage prepaid, at its address for notices set forth in Section 12.01. (d) Waiver of Venue. Each Borrower Group Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document brought in court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court. (e) Other Service. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Section 12.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 12.12. No Immunity. To the extent that any Borrower Group Company may be or become entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement or any other Loan Document, to claim for itself or its properties or revenues any immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from any

- 141 -#4921-3226-4509v1#4921-3226-4509v7 other legal process or remedy relating to its obligations under this Agreement or any other Loan Document, and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), each Borrower Group Company hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction. Section 12.13. Judgment Currency. This is an international loan transaction in which the specification of Dollars and payment in New York City is of the essence, and the obligations of the Borrower under this Agreement to make payment to (or for account of) a Lender or Secured Party Representative in Dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any other currency or in another place except to the extent that such tender or recovery results in the effective receipt by such Lender or Secured Party Representative in New York City of the full amount of Dollars payable to such Lender or Secured Party Representative under this Agreement. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency (in this Section called the “judgment currency”), the rate of exchange that shall be applied shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase such Dollars at the principal office of the Administrative Agent in New York City with the judgment currency on the Business Day next preceding the day on which such judgment is rendered. The obligations of the Borrower in respect of any such sum due from them to the Administrative Agent, the Security Trustee, or any Lender hereunder or under any other Loan Document (in this Section called an “Entitled Person”) shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the judgment currency such Entitled Person may in accordance with normal banking procedures purchase and transfer Dollars to New York City with the amount of the judgment currency so adjudged to be due; and the Borrower hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in Dollars, the amount (if any) by which the sum originally due to such Entitled Person in Dollars hereunder exceeds the amount of the Dollars so purchased and transferred. Section 12.14. Use of English Language. This Agreement has been negotiated and executed in the English language. All certificates, reports, notices and other documents and communications given or delivered pursuant to this Agreement (including any modifications or supplements hereto) shall be in the English language or accompanied by a certified English translation thereof. In the case of any document originally issued in a language other than English, the English language version of any such document shall for purposes of this Agreement, and absent manifest error, control the meaning of the matters set forth therein. Section 12.15. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. - 142 -#4921-3226-4509v1#4921-3226-4509v7 Section 12.16. Confidentiality. Each of the Facility Agent, the Administrative Agent, the Security Trustee and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed: (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory organization); (c) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the exercise of any remedies under any Loan Document or any suit, action or proceeding relating to any Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to: (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement; or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations; (g) to any rating agency that rates a Conduit Lender’s obligations or any credit enhancer to any commercial paper conduit, to the extent necessary in connection with obtaining or maintaining such rating (including, in the case of disclosure to a rating agency, by means of a password protected internet website maintained in connection with Rule 17g-5); (h) to any Support Party or actual or potential subordinated investor in, or first loss equity provider to, any Conduit Lender or Support Party, subject to an agreement from such Person containing provisions substantially the same as those of this Section; (i) with the consent of the Borrower; or (j) to the extent such Information: (i) becomes publicly available other than as a result of a breach of this Section 12.16; or (ii) becomes available to such Person (being the Administrative Agent, Security Trustee or Lender) or any of its Affiliates on a non-confidential basis from a - 143 -#4921-3226-4509v1#4921-3226-4509v7 source other than the Borrower that, to the knowledge of such recipient, is not providing such Information in breach of any duty or obligation of confidentiality. For purposes of this Section, “Information” means all information received from the Servicer, WLFC, the Borrower or any of its Subsidiaries relating to the Servicer, WLFC, the Borrower or any of its Subsidiaries or any of their respective businesses or assets, other than any such information that is available to the relevant Person (being the Facility Agent, the Administrative Agent, the Security Trustee or a Lender) on a non-confidential basis prior to disclosure by the Servicer, WLFC, the Borrower or any of its Subsidiaries. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Section 12.17. USA PATRIOT Act. (a) Each Lender and Secured Party Representative hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the names and addresses of the Borrower and other information that will allow such Lender or Secured Party Representative to identify the Borrower in accordance with said Act. (b) In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA PATRIOT Act (the “Compliance Regulations”), the Administrative Agent is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Administrative Agent. Accordingly, each of the parties agree to provide to the Administrative Agent, upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Administrative Agent to comply with the Compliance Regulations. Section 12.18. Contractual Recognition of Bail-In. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; - 144 -#4921-3226-4509v1#4921-3226-4509v7 (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 12.19. Acknowledgment Regarding Any Supported QFCs. (a) Acknowledgments. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (i) In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. (ii) In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that the rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) Definitions. As used in this Section 12.19, the following terms have the following meanings:

- 145 -#4921-3226-4509v1#4921-3226-4509v7 “BHC Act Affiliate” of any party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. §1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b). “Covered Party” means any Covered Entity that is party to a Supported QFC. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. §5390(c)(8)(D). Section 12.20. No Proceedings. Each party hereto hereby agrees that it will not institute, and each Borrower agrees that it will not permit any Asset Subsidiary to institute, against any Conduit Lender, or join any other Person in instituting against any Conduit Lender, any bankruptcy, reorganization, insolvency, receivership, arrangement, liquidation or similar proceeding in any jurisdiction from the Closing Date until one year plus one day following the last day on which all commercial paper notes and other publicly or privately placed indebtedness for borrowed money of such Conduit Lender shall have been indefeasibly paid in full. The provisions of this Section 12.20 shall survive the termination of this Agreement. Section 12.21. Limited Recourse to Conduit Lenders. No recourse under any obligation, covenant or agreement of a Conduit Lender as contained in any Loan Document shall be had against any incorporator, stockholder, administrator, member, affiliate, officer, employee, manager or director of a Conduit Lender (other than the related Designated Lender), by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of each Conduit Lender contained in any Loan Document are solely corporate or limited liability company obligations of such Conduit Lender and that no personal liability whatsoever shall attach to or be incurred by the incorporators, stockholders, administrators, members, affiliates, officers, employees, managers or directors of such Conduit Lender, under or by reason of any of the respective obligations, covenants or agreements of such Conduit Lender (other than the related Designated Lender) contained in any Loan Document, or implied therefrom, and that any and all personal liability of every such incorporator, stockholder, administrator, member, affiliate, officer, employee, manager or director of such Conduit Lender (other than the related Designated Lender) with respect to any such obligation, covenant or agreement (including arising out of any breach thereof by such Conduit Lender), which liability may arise either at common law or in equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. Notwithstanding anything contained in this Agreement herein, but without limiting the liability and obligation of the related Designated Lender for - 146 -#4921-3226-4509v1#4921-3226-4509v7 all such amounts and other obligations that would otherwise be payable by such Conduit Lender, no Conduit Lender shall have any obligation to pay any amount required to be paid by it hereunder, unless it has received such amounts from payments on the Loans. In addition, but without limiting the liability and obligation of the related Designated Lender for all such amounts and other obligations that would otherwise be payable by such Conduit Lender, all payment obligations of a Conduit Lender hereunder are contingent upon the availability of funds received by it from payments on the Loans in excess of the amounts necessary to pay commercial paper, and each party hereto agrees that it shall not have a claim under Section 101(5) of the United States Bankruptcy Code or any similar law in any other jurisdiction against such Conduit Lender unless the amounts received by it of payments on the Loans are sufficient to pay such amounts and any such payment obligation exceeds the amount available to a Conduit Lender to pay such amounts after paying or making provision for the payment of its commercial paper and related amounts. The provisions of this Section 12.21 shall survive the termination of this Agreement. [Signature pages to follow] - 147 -#4921-3226-4509v1#4921-3226-4509v7 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers or representatives as of the day and year first above written. WILLIS WAREHOUSE FACILITY LLC, as the Borrower By: Name: Title: - 148 -#4921-3226-4509v1#4921-3226-4509v7 BANK OF UTAH, not in its individual capacity, but solely as Security Trustee By: Name: Title:

BANK OF UTAH, not in its individual capacity, but solely as Administrative Agent

By: ______________________________

Name:

Title:

~~#4921-3226-4509v1~~#4921-3226-4509v7 - 149 -

BANK OF AMERICA, N.A., as Facility Agent

By: ____
Name:
Title:

#4921-3226-4509v1#4921-3226-4509v7 - 150 -

BANK OF AMERICA, N.A., as a Lender

By: ____________________________________
Name:
Title:

| ~~#4921-3226-4509v1~~**#4921-3226-4509v7**   - 151 -

BNP PARIBAS, as a Lender

By: ______________________________
Name:
Title

By: ______________________________
Name:
Title

~~#4921-3226-4509v1~~#4921-3226-4509v7 - 152 -

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: ______________________________________
Name:
Title

By: ______________________________________
Name:
Title

~~#4921-3226-4509v1~~#4921-3226-4509v7 - 153 -

WELLS FARGO BANK, N.A., as a Lender

By: ______________________________________
Name:
Title

~~#4921-3226-4509v1~~#4921-3226-4509v7 - 154 -

MUFG BANK, LTD., as a Lender

By: ______________________________________
Name:
Title

~~#4921-3226-4509v1~~#4921-3226-4509v7 - 155 -